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             LB SERIES FUND, INC.
-------------------------------------------

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Annual Report
for Variable Products

December 31, 2000


[LUTHERAN BROTHERHOOD LOGO OMITTED]




Our Message to You

December 31, 2000

Dear Member:

The last half of 2000 was filled with drama in the economy, the markets, and on the political stage. As America once again witnessed a peaceful, though certainly not run-of-the-mill, transition of power, economic indicators weakened and consumer confidence began to erode. As the reporting period came to an end on December 31, 2000, market performance was mixed. Some sectors of the market were strong, most were weak, and a few were dismal. And all sectors of the market seemed to be more volatile in 2000 than they had been in previous years. Overall, unpredictability reigned in 2000.

As the Nation's attention turned to the spectacle of vote counting and legal challenges in Florida, Wall Street was watching the drama of corporate earnings reports that were considerably lower than expected. One after another, corporations lined up to share bad news with investors -- earnings were down. The slower, less-inflationary economy sought for so many months by the Federal Reserve had now arrived. The question now was whether or not the slowing economy would become too slow, turning into a "hard landing" or a more gradual "soft landing" as the Fed was seeking. It is a question that can only be answered in time -- an answer that will gradually reveal itself in the months ahead.

In the weeks since the reporting period ended, economic signals have been mixed. On the negative side, consumer confidence measures are down, as are housing starts and auto sales. In addition, manufacturing is slower and unemployment claims are up. Yet, on the positive side, employment is still growing (though at a slower pace), unit labor costs are falling, inflation is low and relatively steady, and most of the major investment markets are up off of their lows. In addition, the Federal Reserve has taken aggressive steps to lower interest rates. This Fed strategy won't affect economic growth for another 12-to-16 months, but its positive effect on consumer and business attitudes is almost immediate.

[PHOTO OMITTED: ROLF F. BJELLAND]

In the "Economic and Market Overview" that follows, Randy Boushek, Senior Vice President and Chief Investment Officer, has prepared a summary of the forces influencing the performance of your investments during the 12-month period. Following the Overview, each portfolio manager of the LB Series Fund, Inc., reviews his or her Portfolio, describing its performance, market conditions and management strategies.

High or low, bull or bear, I believe the securities markets are still the best place to be for the long-term, diversified investor. The U.S. economy remains the envy of the world, with new technology and productivity gains adding even greater potential every day. Like all free-market economies, the United States experiences its share of ups and downs in the growth cycle, with accompanying fluctuations in the investment markets. We believe a sound investment strategy should focus on weathering these market swings, rather than attempting to avoid them. This allows investors to be present in the markets when buying opportunities are strong -- adding potential to reinvestment programs or dollar-cost averaging strategies.

The volatility scattered throughout many segments of the market during the last 12 months should not deter you from making long-term decisions with long-term money. We look forward to working with you on your investment goals, and we're honored to count you among the hundreds of thousands of investors who are part of the Lutheran Brotherhood family.

Thank you for turning to us for your financial solutions.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman
LB Series Fund, Inc.



Economic and Market Overview

[PHOTO OMITTED: RANDALL L. BOUSHEK]

Randall L. Boushek
Senior Vice President and Chief Investment Officer


Investors traversed rocky terrain during the 12 months ended December 31, 2000, a period marked by shifting market dynamics and growing economic uncertainty. After flying high in 1999, technology growth stocks appeared headed for another record year in 2000, only to see early gains vanish amid a sea of volatility. High-yield bonds also suffered from the sharp reversal of fortunes that afflicted the technology sector. Meanwhile, value stocks and investment-grade bonds, which had been largely ignored by investors in recent years, re-emerged to produce solid overall returns.

U.S. Economy

The record-setting economic expansion that began in March of 1991 showed few signs of easing early in the year. During the first and second quarters, annualized gross domestic product grew by 4.8% and 5.6%, respectively, while the U.S. unemployment rate dipped to a 30-year low of 3.9% in April. As in recent years, economic growth was fueled by strong levels of consumer spending, much of it stemming from the "wealth effect," a phenomenon by which investment gains fuel increases in consumption.

Economic indicators weakened measurably during the second half of the year, hampered by rising energy prices, a global slowdown in technology production and disappointing retail sales. Nonetheless, unemployment remained at historically low levels throughout much of the period, leading to worker shortages across many industries.

Inflation & Monetary Policy

Surging economic growth rates led to renewed inflationary pressures early in the year, prompting the Federal Reserve to continue tightening monetary policy through a series of increases in the targeted federal funds rate. Consequently, short-term interest rates climbed steadily through the first five months of the period, before trending lower in June. As evidence of an economic slowdown continued to mount, the Federal Reserve left interest rates unchanged from June forward, ending the tightening cycle that began more than a year earlier.

Despite higher interest rates, consumer prices edged upward in 2000, largely as a result of rising energy costs and continued tightness in the labor markets. The core consumer price index, which excludes food and energy prices, finished at a 2.6% annualized rate, after beginning the year at 2.0%. Near the end of the period, however, economic concerns began to outweigh the risks of inflation, triggering the Federal Reserve's decision to abandon its tightening bias in December.

Equity Performance

The equity markets began the year with a flourish, marked by a wave of momentum-oriented investing. Early on, investors paid little heed to company fundamentals, focusing instead on industries with the highest perceived growth potential, particularly within the technology sector. In this environment, many growth stock valuations soared to levels out-of-line with their issuing companies' earnings potential. Stocks corrected sharply during the second quarter, however, weighed down by mounting inflation and interest rate concerns. As the period progressed, investors grew increasingly selective, trading out of highly priced stocks and punishing companies with disappointing earnings projections. This shift in market sentiment generally favored value stocks, which steadily gained ground after a sluggish start.

While growth stocks fared poorly as a whole, performance varied by asset class. Medium-company stocks fared the best, bolstered by a remarkable run-up in valuations during the first quarter, and followed by consistent returns across several key sectors. Small-company shares also posted early gains, but later succumbed to heightened volatility and choppy trading patterns. In a sharp reversal from recent years, large-company growth stocks sustained heavy losses -- particularly technology issues, which were battered by earnings concerns and a global meltdown in technology production. These conditions were reflected in both the large-company S&P 500 Index, which delivered its weakest performance since 1977, and the technology-heavy NASDAQ Index, which witnessed the worst year in its history.

Fixed-Income Performance

Investment-grade bonds generated healthy returns over the 12-month period, as evidenced by the 11.63% advance in the Lehman Brothers Aggregate Index. Through much of the year, investors in longer-dated bonds benefited from an unusual inversion in the yield curve, while a "flight to quality" by many equity investors boosted short- and intermediate-term bond prices. Meanwhile, U.S. Treasuries generally outperformed corporate bonds, owing to investors' reluctance to assume added levels of credit risk.

After a fast start, high-yield bonds finished the period sharply lower, victimized by rapidly deteriorating conditions in the telecommunications industry, rising default rates and restrictive lending standards. The poor performance of technology stocks also exerted pressure on high-yield bonds, particularly those issued by small technology firms in the early stages of growth. In December, however, the high-yield bond market staged a broad recovery, stemming the earlier outflow of investor capital.

Outlook

We are approaching the current fiscal period with considerable caution, as the primary catalysts behind recent market gains have shown signs of weakening. For example, over the past five years, expansions in price-to-earnings ratios (rather than growth in issuing companies' earnings) have accounted for roughly two-thirds of stock market returns. As these ratios contract to more sustainable levels, equity performance will become increasingly dependent on corporate earnings growth, which has also diminished. With flagging economic growth rates shaking consumer confidence, investors will be looking for a fiscal stimulus -- either in the form of federal tax cuts or increased public spending -- to help stabilize investment returns.

As always, monetary policy will also play a critical role in the performance of the securities markets. Already, a loosening in the previously tight labor markets has spurred the Federal Reserve to cut short-term interest rates in 2001. While these actions have helped the financial markets regain some momentum, further cuts may be needed to assuage investor concerns about rigid bank lending standards and fragile economic conditions.

After nearly a decade of uninterrupted economic growth, the U.S. economy will be put to the test in 2001. Fortunately, the past 12 months have rid the securities markets of many speculative excesses, which has resulted in more sustainable stock valuations and vastly improved market breadth. While risk is always present in the securities markets, we believe that diversified investors who remain committed to a long-term financial plan will ultimately reap gains, regardless of near-term market conditions.


Results of a Special Shareholder Meeting

A special meeting of shareholders of the World Growth Portfolio of the LB series Fund, Inc., was held on November 14, 2000, to consider the proposed approval of a new investment subadvisory agreement between LB Series Fund, Lutheran Brotherhood, and T. Rowe Price International, Inc., with respect to the Portfolio. The proposed subadvisory agreement was approved. The shares cast for, against and abstaining were as follows:

          FOR            AGAINST            ABSTAINING
     37,359,547.864    384,033.773         1,669,426.834



Opportunity Growth Portfolio

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the Opportunity Growth Portfolio and the Mid Cap Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

Small-company shares finished lower during the 12-month period ended December 31, 2000, as strong early momentum gave way to rising uncertainty across key growth sectors of the economy. In a year of reversals, many of the same stocks that supercharged small-capitalization returns in 1999 dragged down performance in 2000. Overall, the LB Series Fund, Inc. Opportunity Growth Portfolio generated a -6.05% total return for the 12-month reporting period, while its market benchmark, the small-company Russell 2000 Index, returned -2.92%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities     11.6%
Common Stocks             88.4%


Growth Shares Retreat

After a brief period of volatility early in the year, 2000 picked up where the previous year left off -- with stocks representing the fastest-growing sectors of the U.S. economy performing the best. In this environment, many of the Portfolio's technology holdings flourished, particularly software, communications equipment and semiconductor stocks. Solid performances were also generated by shares in health care and pharmaceutical companies, which demonstrated strong price momentum in January and February.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                   % of Portfolio
----------------------------------------------------------------
Nasdaq 100 Trust                                       1.2%
Documentum, Inc.                                       1.0%
RSA Security, Inc.                                     0.9%
Cytyc Corp.                                            0.8%
UTI Energy Corp.                                       0.8%
AmeriSource Health Corp.                               0.8%
Corporate Executive Board Co.                          0.8%
Newfield Exploration Co.                               0.8%
Level 3 Communications Holdings Corp.                  0.8%
Anaren Microwave, Inc.                                 0.8%

Footnote reads:
These holdings represent 8.7% of the total investment portfolio.


On March 1, 2000, Lutheran Brotherhood once again assumed management of the Portfolio, which had previously been under the supervision of T. Rowe Price Associates as part of a 22-month rebuilding process. Shortly after this transition, we made modest structural adjustments, including selling issues with low levels of liquidity and adopting a more market-neutral position in technology and communication services stocks. These strategies proved judicious over the ensuing months, when many growth stocks sold off in favor of lower-priced value stocks. April and May were particularly difficult months for the small-capitalization market, which pulled back in response to inflation concerns and higher interest rates.

After a brief recovery in June, volatility once again enveloped the equity markets over the second half of the year. During this time, capital spending on technology languished, clouding the earnings outlook for many companies in growth industries, such as telecommunications and semiconductors. Having already trimmed our weighting in technology, we systematically increased our allocation to stocks in the energy, financial and health care sectors. These defensive holdings outperformed over much of the second half of the year, helping to offset the disappointing performance of growth stocks.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services                   9.5%
Electronics                                       9.0%
Oil & Gas                                         7.9%
Services - Cyclical                               5.5%
Biotechnology                                     4.3%
Health Care Services                              4.2%
Communications Equipment                          4.1%
Health Care - Drugs & Pharmaceuticals             3.9%
Health Care - Medical Products & Supplies         3.2%
Retail                                            3.1%

Footnote reads:
These industries represent 54.7% of the total investment portfolio.


Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:                      1/18/96
Total Net Assets (in millions):      $457.4


Outlook

The technology sector has played a critical role in the U.S. economy's rapid expansion over the past decade, but is now entering a new phase marked by slower growth and industry consolidation. Consequently, we anticipate the continued slowdown in technology spending to have a far-reaching effect on other areas of the economy, which could adversely affect small-company earnings. Nonetheless, we remain optimistic about the long-term prospects for small-company stocks. With many speculative excesses wrung out of the capital markets, we believe the path has been cleared for more realistic earnings expectations and steadier growth patterns.

Looking forward, we believe that well-managed small companies with strong fundamentals will continue to provide excellent investment opportunities for growth-oriented investors. It is precisely these types of companies that we will seek out and add to the Portfolio's existing base of diversified assets. With important strategic modifications now fully implemented, we are excited about the future prospects of the Portfolio, and look forward to guiding it into a new and brighter chapter in its history.


[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through December 31, 2000

Growth of $10,000 Invested Since 1/31/96

                  Opportunity
                    Growth       Russell 2000       Consumer
  Date             Portfolio        Index         Price Index
------------------------------------------------------------------------
1/31/96             10,000          10,000          10,000
2/29/96             10,416          10,312          10,032
3/31/96             10,722          10,525          10,084
4/30/96             11,944          11,089          10,123
5/31/96             12,716          11,525          10,142
6/30/96             11,871          11,052          10,149
7/31/96             10,855          10,087          10,168
8/31/96             11,499          10,673          10,188
9/30/96             12,342          11,090          10,220
10/31/96            11,364          10,920          10,253
11/30/96            10,954          11,369          10,272
12/31/96            11,302          11,667          10,272
1/31/97             11,528          11,901          10,304
2/28/97             10,533          11,613          10,337
3/31/97              9,415          11,065          10,363
4/30/97              9,009          11,095          10,376
5/31/97             10,338          12,329          10,369
6/30/97             10,887          12,858          10,382
7/31/97             11,454          13,456          10,395
8/31/97             11,721          13,764          10,415
9/30/97             13,018          14,772          10,440
10/31/97            12,246          14,123          10,466
11/30/97            11,776          14,032          10,460
12/31/97            11,407          14,277          10,447
1/31/98             11,063          14,052          10,466
2/28/98             11,739          15,090          10,486
3/31/98             12,175          15,712          10,505
4/30/98             12,216          15,798          10,525
5/31/98             11,219          14,947          10,544
6/30/98             11,305          14,978          10,557
7/31/98             10,451          13,765          10,570
8/31/98              8,200          11,094          10,583
9/30/98              8,812          11,963          10,596
10/31/98             9,345          12,451          10,622
11/30/98             9,990          13,104          10,622
12/31/98            11,066          13,915          10,615
1/31/99             10,904          14,096          10,641
2/28/99              9,855          12,959          10,654
3/31/99             10,027          13,162          10,687
4/30/99             10,242          14,341          10,764
5/31/99             10,645          14,553          10,764
6/30/99             11,352          15,207          10,764
7/31/99             11,343          14,788          10,797
8/31/99             10,861          14,243          10,823
9/30/99             11,168          14,243          10,874
10/31/99            11,244          14,304          10,894
11/30/99            12,273          15,176          10,900
12/31/99            14,114          16,893          10,900
1/31/00             13,482          16,620          10,926
2/29/00             16,061          19,367          10,991
3/31/00             15,285          18,093          11,082
4/30/00             13,959          17,004          11,088
5/31/00             13,037          16,011          11,095
6/30/00             14,818          17,410          11,159
7/31/00             13,786          16,865          11,179
8/31/00             15,646          18,145          11,192
9/30/00             15,185          17,608          11,250
10/31/00            14,580          16,823          11,269
11/30/00            12,183          15,095          11,276
12/31/00           $13,261         $16,401         $11,289


INSET LEGEND READS:

Russell 2000
Index
$16,401

Opportunity
Growth
Portfolio
$13,261

Consumer
Price Index
$11,289

INSET BOX ON CHART READS:

Opportunity Growth
Portfolio

Annualized Total Returns*
-------------------------------
Since Inception
1/18/96                  6.99%
1 Year                  -6.05%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.





Mid Cap Growth Portfolio Review

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the Mid Cap Growth Portfolio and the Opportunity Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

In a year of upheaval for equity investors, medium-company stocks bucked prevailing trends by gaining ground during the 12-month period ended December 31, 2000. Some of the period's strongest gains came from segments of the economy not traditionally associated with growth, such as the energy, utilities and financial sectors. For the reporting period, the LB Series Fund, Inc. Mid Cap Growth Portfolio earned a total return of 13.37%, while its market benchmark, the S&P MidCap 400 Index, returned 17.51%.

Shifting Market Momentum

The mid-cap market received an early boost from the strong performance of technology stocks, which flourished over the first two months of the period. During this time, our overweight position in software, communications equipment and semiconductor stocks helped the Portfolio's performance. In addition, the Portfolio's biotechnology holdings also experienced early gains, owing to breakthroughs in the field of "genomics," a fast-growing field involving the use of genes to prevent disease in humans.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      3.2%
Common Stocks             96.8%


Growth stocks as a whole lost ground during the second quarter, largely in reaction to rising short-term interest rates and growing valuation concerns. During this time, we took profits in many of the Portfolio's fastest-growing technology holdings, which had witnessed rapid expansions in price-to-earnings multiples. At the same time, we maintained our position in less-volatile technology shares that we felt had not fully exhausted their return potential. As market participants became increasingly defensive, we increased our exposure to health care and capital goods stocks, which subsequently outperformed.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                    % of Portfolio
-----------------------------------------------------------------
Applied Micro Circuits Corp.                           1.2%
Nabors Industries, Inc.                                1.1%
King Pharmaceuticals, Inc.                             0.9%
Mercury Interactive Corp.                              0.8%
Concord EFS, Inc.                                      0.8%
Manugistics Group, Inc.                                0.8%
EOG Resources, Inc.                                    0.8%
Calpine Corp.                                          0.8%
TriQuint Semiconductor, Inc.                           0.7%
BEA Systems, Inc.                                      0.7%

Footnote reads:
These holdings represent 8.6% of the total investment portfolio.


The third quarter ushered in heightened levels of equity volatility, brought about by reduced capital spending and diminished earnings expectations in the telecommunications and semiconductor industries. We responded by adding more defensive names to the Portfolio, including companies in the energy, utility and financial sectors. Through November, we also continued to extract solid returns from a number of key health care holdings, including Forest Laboratories, Watson Pharmaceuticals, Health Management Associates and Tenet Healthcare.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services                12.7%
Oil & Gas                                       9.8%
Electronic                                      9.7%
Health Care - Drugs & Pharmaceuticals           5.3%
Banks                                           3.9%
Retail                                          3.8%
Biotechnology                                   3.8%
Services - Technology                           3.7%
Communications Equipment                        3.2%
Services - Cyclical                             3.2%

Footnote reads:
These industries represent 59.1% of the of the total investment portfolio.


Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.


[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:                      1/30/98
Total Net Assets (in millions):      $588.6


Outlook

As a result of the recent slowdown in technology production, we expect the market for technology stocks to remain subdued for the time being. Consequently, investors who have grown accustomed to double-digit growth rates in this sector will need to adjust their expectations significantly in 2001. Going forward, we expect medium-company stock performance to be supported by a much broader range of sectors than in recent years. While this trend may result in more modest returns for the Portfolio's shareholders, it should also help to reduce volatility.

With energy prices on the rise and interest rates falling, we anticipate maintaining our overweight position in energy and financial stocks, which typically perform well under these conditions. We will also seek opportunities in companies that have fallen out of favor in recent months, but which still possess the attributes necessary for future growth. As always, we will continue to closely track trends unfolding in the marketplace, and make adjustments to the Portfolio accordingly. Ultimately, we believe our strategy of looking for opportunities in all types of market conditions will benefit our shareholders, and position the Portfolio for future gains.


[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 1/31/98]

Performance Through December 31, 2000

Growth of $10,000 Invested Since 1/31/98

                       Mid Cap           S&P MidCap          Consumer
  Date            Growth Portfolio       400 Index         Price Index
----------------------------------------------------------------------
1/31/98               10,000               10,000            10,000
2/28/98               10,732               10,828            10,019
3/31/98               11,132               11,316            10,037
4/30/98               11,224               11,523            10,056
5/31/98               10,650               11,005            10,074
6/30/98               10,968               11,074            10,087
7/31/98               10,457               10,645            10,099
8/31/98                8,344                8,665            10,111
9/30/98                8,868                9,498            10,124
10/31/98               9,393               10,347            10,149
11/30/98              10,084               10,864            10,149
12/31/98              11,162               12,176            10,142
1/31/99               11,588               11,702            10,167
2/28/99               10,939               11,089            10,179
3/31/99               11,624               11,400            10,210
4/30/99               12,050               12,298            10,285
5/31/99               11,920               12,352            10,285
6/30/99               12,843               13,014            10,285
7/31/99               12,704               12,737            10,316
8/31/99               12,487               12,301            10,340
9/30/99               12,453               11,920            10,390
10/31/99              13,387               12,528            10,408
11/30/99              14,357               13,182            10,415
12/31/99              16,704               13,965            10,415
1/31/00               16,493               13,572            10,439
2/29/00               20,549               14,522            10,501
3/31/00               20,047               15,737            10,588
4/30/00               18,689               15,186            10,594
5/31/00               17,859               14,998            10,600
6/30/00               19,007               15,218            10,662
7/31/00               18,586               15,459            10,681
8/31/00               20,821               17,186            10,693
9/30/00               20,590               17,069            10,749
10/31/00              19,689               16,490            10,767
11/30/00              17,733               15,245            10,774
12/31/00             $18,936              $16,411           $10,786


INSET LEGEND READS:

Mid Cap Growth
Portfolio
$18,936

S&P MidCap
400 Index
$16,411

Consumer
Price Index
$10,786

INSET BOX ON CHART READS:

Mid Cap Growth
Portfolio

Annualized Total Returns*
-------------------------------
Since Inception
1/30/98                  24.44%
1 Year                   13.37%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



World Growth Portfolio Review

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of T. Rowe Price International, Inc., investment subadviser of the World Growth Portfolio. He leads a team of 12 portfolio managers that has managed the Portfolio's assets since its inception in January 1996. David has worked in investment research and management for over 20 years, and has managed international portfolios with T. Rowe Price International since 1984.

Increased levels of volatility permeated international markets during the 12-month period ended December 31, 2000, depressing the performance of international growth stocks. For the period, the LB Series Fund, Inc. World Growth Portfolio finished with a -16.12% total return, while its market benchmark, Morgan Stanley Capital International's Europe, Austral-asia and Far East (EAFE) Index, returned -13.96%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      3.8%
Preferred Stocks           1.1%
Common Stocks &
Warrants                  95.1%


Trends Mirror Those in U.S.

International trading patterns closely tracked developments in the United States over the 12-month period. After witnessing robust demand for growth stocks early in the first quarter, most global markets underwent a widespread rotation in industry leaders in March and April, highlighted by renewed investor interest in attractively priced value stocks. As a result of rising interest rates and heightened valuation concerns, this trend intensified over the ensuing months, erasing many of the earlier gains generated by growth stocks.


[GRAPHIC OMITTED: TOP 10 COUNTRIES % OF PORTFOLIO]

Top 10                                                 % of
Countries                                         Portfolio
-----------------------------------------------------------
United Kingdom                                        23.7%
Japan                                                 16.9%
France                                                13.6%
Netherlands                                            7.0%
Italy                                                  6.1%
Switzerland                                            4.6%
Germany                                                4.1%
Sweden                                                 3.6%
Spain                                                  3.0%
Finland                                                2.5%

Footnote reads:
These countries represent 85.1% of the total investment portfolio.


Volatility in the U.S. financial markets had a particularly acute effect on the Portfolio's Latin American holdings. Despite improved economic conditions in Mexico and Brazil, markets in this region were adversely affected by rising U.S. interest rates early in the period, and were further stymied by fallout from the U.S. capital markets over the second half. While disappointing returns in Latin America hurt the Portfolio's relative performance, they failed to undermine our confidence in the long-term growth prospects of the region.

Returns in Europe were hampered by continued weakness in the European currency, the euro. After reaching new lows relative to the U.S. dollar in May, the euro appreciated somewhat during the summer months, but fluctuated widely in value during the third and fourth quarters. While our exposure to large telecommunications providers in Sweden, Finland and France generated strong returns early in the year, these shares later came under pressure in response to lower projected earnings.

Rising energy costs had a dampening effect on the fragile Japanese economy, made even worse by the country's lack of domestic oil resources. Returns in Japan were also hindered by weak consumer demand and a slowdown in technology spending. Other markets across the Pacific Rim were mixed, with the region continuing to improve on the dire conditions of recent years.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

                                                                     % of
Top 10 Holdings                                     Country      Portfolio
----------------------------------------------------------------------------
GlaxoSmithKline plc                          United Kingdom           3.5%
Royal Bank of Scotland Group plc             United Kingdom           2.9%
Nokia Oyj                                           Finland           2.6%
Vodafone AirTouch plc                        United Kingdom           2.3%
Total Fina Elf, Class B                              France           2.2%
Shell Transport & Trading Co.                United Kingdom           1.9%
ING Groep NV                                    Netherlands           1.8%
Reed International plc                       United Kingdom           1.8%
Vivendi Universal SA                                 France           1.6%
Granada Compass plc                          United Kingdom           1.6%

Footnote reads:
These holdings represent 22.2% of the total investment portfolio.


World Growth Portfolio seeks long-term capital growth by investing primarily in common stocks issued by established non-U.S. companies.**

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:                      1/18/96
Total Net Assets (in millions):      $561.3


Outlook

Recent months have brought about a palpable slowdown in the world's economies, which will be of particular concern to international investors in 2001. Nonetheless, we are heartened by a number of promising developments. In Europe, we anticipate the trend toward deregulation, industry consolidation and corporate restructuring to continue over the coming year, creating a stronger backdrop for investment gains. While currency fluctuations there continue to be a source of uncertainty, the euro has strengthened measurably over recent months -- a trend, which should bolster the value of U.S. investments in the region.

We believe Latin American markets also hold significant promise, particularly in light of recent cuts in U.S. interest rates and the new political regime in Mexico. At the same time, we believe the near-term outlook for Japan and the rest of the Asian Basin remains uncertain, underscoring our decision to underweight this region relative to the EAFE Index. Over the coming year, we will continue to keep close watch over developments unfolding in the international marketplace, and make both geographic and sector-related adjustments where necessary. We are excited about the long-term growth potential of international markets, and believe international stocks will continue to reward investors over time.


[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through December 31, 2000

Growth of $10,000 Invested Since 1/31/96

                                       Morgan Stanley
                                          Capital
                    World Growth       International       Consumer Price
  Date               Portfolio           EAFE Index             Index
------------------------------------------------------------------------
1/31/96              10,000                10,000              10,000
2/29/96               9,974                10,036              10,032
3/31/96              10,098                10,252              10,084
4/30/96              10,355                10,552              10,123
5/31/96              10,336                10,360              10,142
6/30/96              10,468                10,421              10,149
7/31/96              10,137                10,119              10,168
8/31/96              10,290                10,143              10,188
9/30/96              10,534                10,415              10,220
10/31/96             10,481                10,311              10,253
11/30/96             10,965                10,723              10,272
12/31/96             11,025                10,588              10,272
1/31/97              10,871                10,220              10,304
2/28/97              10,983                10,389              10,337
3/31/97              10,967                10,430              10,363
4/30/97              11,035                10,487              10,376
5/31/97              11,738                11,172              10,369
6/30/97              12,239                11,791              10,382
7/31/97              12,568                11,985              10,395
8/31/97              11,433                11,092              10,415
9/30/97              12,195                11,715              10,440
10/31/97             11,306                10,816              10,466
11/30/97             11,276                10,708              10,460
12/31/97             11,335                10,805              10,447
1/31/98              11,737                11,302              10,466
2/28/98              12,423                12,030              10,486
3/31/98              12,851                12,402              10,505
4/30/98              12,952                12,503              10,525
5/31/98              12,928                12,445              10,544
6/30/98              12,924                12,542              10,557
7/31/98              13,082                12,673              10,570
8/31/98              11,483                11,105              10,583
9/30/98              11,226                10,768              10,596
10/31/98             12,223                11,893              10,622
11/30/98             12,781                12,505              10,622
12/31/98             13,233                13,002              10,615
1/31/99              13,102                12,967              10,641
2/28/99              12,870                12,661              10,654
3/31/99              13,391                13,192              10,687
4/30/99              13,887                13,731              10,764
5/31/99              13,256                13,026              10,764
6/30/99              13,762                13,537              10,764
7/31/99              14,022                13,942              10,797
8/31/99              14,177                13,996              10,823
9/30/99              14,259                14,141              10,874
10/31/99             14,729                14,674              10,894
11/30/99             15,758                15,187              10,900
12/31/99             17,749                16,554              10,900
1/31/00              16,652                15,505              10,926
2/29/00              17,555                15,925              10,991
3/31/00              17,741                16,546              11,082
4/30/00              16,752                15,679              11,088
5/31/00              16,153                15,299              11,095
6/30/00              16,952                15,901              11,159
7/31/00              16,396                15,238              11,179
8/31/00              16,788                15,373              11,192
9/30/00              15,739                14,628              11,250
10/31/00             15,137                14,285              11,269
11/30/00             14,358                13,753              11,276
12/31/00            $14,888               $14,245             $11,289


INSET LEGEND READS:

World Growth
Portfolio
$14,888

Morgan Stanley
Capital
International
EAFE Index
$14,245

Consumer Price
Index
$11,289

INSET BOX ON CHART READS:

World
Growth Portfolio

Annualized Total Returns*
-------------------------------
Since inception
1/30/98                   8.39%
1 Year                  -16.12%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.




Growth Portfolio

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994 and has managed securities at Lutheran Brotherhood since 1984.


2000 proved to be a challenging year for large-company growth investors, as tighter monetary policy and corporate earnings concerns conspired to drive down growth stock valuations. Through careful stock selection, however, we were able to mitigate volatility and maintain the strong competitive position of the LB Series Fund, Inc. Growth Portfolio. Overall, the Portfolio finished the 12-month period ended December 31, 2000 with a --4.95% total return, outpacing its market benchmark, the S&P 500 Index, which returned --9.10%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Short-Term Securities      6.2%
Common Stocks             93.8%


Investors Increasingly Defensive

After beginning the period with a flourish, demand for growth stocks stalled on the heels of a sudden March meltdown. Over the ensuing months, investors began reassessing soaring valuations, placing increased emphasis on corporate profitability and earnings growth potential. Technology stocks were hit particularly hard during this time, deflating the speculative bubble built up over the previous year. Although we maintained an overweight position in technology shares throughout the period, we systematically reduced our exposure to this sector as the period progressed, bringing the Portfolio closer in line with its peer group. In addition, we reallocated our technology holdings, replacing content- and consumer-driven Internet stocks with less volatile shares, such as those issued by data networking and communications equipment providers.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                              % of Portfolio
-----------------------------------------------------------
Pfizer, Inc.                                           2.8%
Citigroup, Inc.                                        2.3%
General Electric Co.                                   2.1%
Cisco Systems, Inc.                                    1.8%
American International Group, Inc.                     1.6%
Tyco International, Ltd.                               1.5%
Microsoft Corp.                                        1.3%
EMC Corp.                                              1.3%
Home Depot, Inc.                                       1.2%
Wal-Mart Stores, Inc.                                  1.2%

Footnote reads:
These holdings represent 17.1% of the total investment portfolio.


During the second half of the year, market participants continued to assume a defensive posture, shunning stocks with high valuations, while gravitating toward companies with established earnings histories. Financial stocks performed particularly well in this environment, boosted further by declining interest rates. Consequently, some of the Portfolio's best performers included large insurance and banking firms, such as American General, Allstate, Wells Fargo and Bank of New York, as well as mortgage intermediaries Fannie Mae and Freddie Mac, which attracted investors seeking increased asset stability.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Health Care - Drugs & Pharmaceuticals                7.1%
Financial - Diversified                              6.8%
Computers - Software & Services                      6.2%
Retail                                               5.5%
Communications Equipment                             5.4%
Oil & Gas                                            4.6%
Electronics                                          4.5%
Telephone & Telecommunications                       3.6%
Banks                                                3.6%
Insurance                                            3.5%

Footnote reads:
These industries represent 50.8% of the total investment portfolio.


Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established companies.

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:                     1/9/87
Total Net Assets (in millions):     $4,695.7


In addition, the health care sector remained resilient throughout much of the period. We were able to capitalize on this strength by investing in some of the nation's strongest health care providers, such as Tenet Healthcare, HCA, Oxford Health Plans and United Health Group. Our stake in pharmaceutical manufacturers Pharmacia Corp. and Eli Lilly also added value to the Portfolio, reflecting these firms' strong positions within their industry.

Outlook

As capital and consumer spending continues to weaken, we expect to see a further deceleration in economic growth rates over the first half of 2001. Beyond this point, however, we believe the economy will regain momentum, particularly if the Federal Reserve continues to ease monetary policy. As a result, we anticipate gradually increasing our position in "early cycle" stocks, which tend to perform well when the economy is in the initial stages of accelerating growth. Examples include stocks in the retailing, media and advertising industries.

We also plan to trim the Portfolio's more defensive holdings, such as financial and health care issues, instead seeking opportunities in technology companies that have fallen out of favor, but which possess significant long-term growth potential. Regardless of market conditions, we will continue to invest primarily in large-company growth stocks representing a broad range of industries, while also maintaining modest exposure to small- and medium-company growth shares. Despite the past year's setbacks, we believe there are many businesses well-positioned strategically for future growth. By selectively adding these companies to the Portfolio, we are confident that our shareholders will participate in these gains.


[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 12/31/90]

Performance Through December 31, 2000

Growth of $10,000 Invested Since 6/30/90

                                           S&P 500             Consumer
  Date           Growth Portfolio           Index             Price Index
---------------------------------------------------------------------------
12/31/90              10,000               10,000               10,000
1/31/91               10,644               10,446               10,060
2/28/91               11,427               11,175               10,075
3/31/91               11,728               11,450               10,090
4/30/91               11,728               11,487               10,105
5/31/91               12,357               11,966               10,135
6/30/91               11,730               11,423               10,164
7/31/91               12,371               11,970               10,179
8/31/91               12,814               12,239               10,209
9/30/91               12,702               12,035               10,254
10/31/91              12,986               12,213               10,269
11/30/91              12,550               11,705               10,299
12/31/91              14,135               13,045               10,306
1/31/92               14,106               12,816               10,321
2/29/92               14,241               12,966               10,359
3/31/92               13,890               12,714               10,411
4/30/92               13,942               13,103               10,426
5/31/92               14,059               13,148               10,441
6/30/92               13,745               12,955               10,478
7/31/92               14,203               13,502               10,501
8/31/92               13,905               13,211               10,531
9/30/92               14,097               13,365               10,561
10/31/92              14,460               13,427               10,598
11/30/92              15,187               13,865               10,613
12/31/92              15,284               14,039               10,605
1/31/93               15,548               14,168               10,658
2/28/93               15,507               14,346               10,695
3/31/93               15,938               14,650               10,732
4/30/93               15,646               14,312               10,762
5/31/93               16,050               14,671               10,777
6/30/93               16,065               14,720               10,792
7/31/93               16,020               14,676               10,792
8/31/93               16,608               15,218               10,822
9/30/93               16,761               15,101               10,845
10/31/93              16,909               15,429               10,889
11/30/93              16,454               15,265               10,897
12/31/93              16,828               15,456               10,897
1/31/94               17,357               15,993               10,927
2/28/94               16,888               15,543               10,964
3/31/94               16,068               14,869               11,002
4/30/94               16,047               15,072               11,016
5/31/94               16,067               15,294               11,024
6/30/94               15,519               14,919               11,061
7/31/94               15,889               15,425               11,091
8/31/94               16,612               16,047               11,136
9/30/94               16,343               15,652               11,166
10/31/94              16,574               16,016               11,173
11/30/94              15,922               15,422               11,188
12/31/94              16,044               15,649               11,188
1/31/95               16,397               16,067               11,233
2/28/95               17,043               16,681               11,278
3/31/95               17,528               17,179               11,315
4/30/95               18,036               17,693               11,353
5/31/95               18,593               18,374               11,375
6/30/95               19,406               18,802               11,398
7/31/95               20,446               19,440               11,398
8/31/95               20,509               19,479               11,428
9/30/95               21,150               20,299               11,450
10/31/95              21,209               20,240               11,487
11/30/95              21,986               21,112               11,480
12/31/95              22,023               21,520               11,472
1/31/96               22,556               22,266               11,540
2/29/96               23,027               22,458               11,577
3/31/96               23,107               22,678               11,637
4/30/96               23,933               23,023               11,682
5/31/96               24,461               23,591               11,704
6/30/96               24,142               23,683               11,712
7/31/96               23,102               22,646               11,734
8/31/96               24,010               23,117               11,756
9/30/96               25,471               24,414               11,794
10/31/96              25,906               25,102               11,831
11/30/96              27,553               26,990               11,854
12/31/96              26,958               26,456               11,854
1/31/97               28,741               28,125               11,891
2/28/97               28,378               28,330               11,928
3/31/97               27,043               27,163               11,958
4/30/97               28,300               28,795               11,973
5/31/97               30,306               30,526               11,966
6/30/97               31,596               31,897               11,981
7/31/97               34,393               34,436               11,996
8/31/97               33,025               32,500               12,018
9/30/97               34,854               34,291               12,048
10/31/97              33,694               33,160               12,078
11/30/97              34,606               34,682               12,070
12/31/97              35,094               35,278               12,055
1/31/98               35,339               35,684               12,078
2/28/98               37,831               38,242               12,100
3/31/98               39,740               40,204               12,123
4/30/98               40,423               40,614               12,145
5/31/98               39,445               39,891               12,167
6/30/98               40,957               41,515               12,182
7/31/98               40,509               41,083               12,197
8/31/98               33,663               35,138               12,212
9/30/98               36,212               37,380               12,227
10/31/98              39,041               40,442               12,257
11/30/98              41,583               42,884               12,257
12/31/98              45,052               45,359               12,250
1/31/99               47,886               47,255               12,280
2/28/99               45,892               45,785               12,294
3/31/99               48,800               47,617               12,332
4/30/99               50,459               49,474               12,422
5/31/99               49,436               48,306               12,422
6/30/99               53,002               50,987               12,422
7/31/99               51,431               49,397               12,459
8/31/99               51,345               49,152               12,489
9/30/99               51,541               47,805               12,549
10/31/99              55,145               50,831               12,571
11/30/99              58,604               51,868               12,578
12/31/99              64,699               54,923               12,578
1/31/00               62,452               52,166               12,608
2/29/00               67,362               51,180               12,683
3/31/00               71,127               56,185               12,788
4/30/00               67,421               54,494               12,795
5/31/00               64,165               53,377               12,803
6/30/00               68,524               54,695               12,877
7/31/00               67,417               53,842               12,900
8/31/00               73,650               57,186               12,915
9/30/00               69,475               54,166               12,982
10/31/00              67,373               53,939               13,004
11/30/00              60,052               49,688               13,012
12/31/00             $61,496              $49,932              $13,027


INSET LEGEND READS:

Growth
Portfolio
$61,496

S&P 500
Index
$49,932

Consumer
Price Index
$13,027

INSET BOX ON CHART READS:

Growth Portfolio
Annualized Total Returns*
-------------------------------
10 Years                 19.90%
5 Years                  22.77%
1 Year                   -4.95%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.




High Yield Portfolio

[PHOTO OMITTED: THOMAS N. HAAG]

Thomas N. Haag is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He is an assistant vice president of Lutheran Brotherhood and has managed the Portfolio since January 1992. Tom has been with Lutheran Brotherhood since 1986.

High-yield bonds suffered their largest setback in over a decade during the 12-month period ended December 31, 2000, hindered by tightening credit standards, economic uncertainty and slower growth in the telecommunications industry. After outperforming its market benchmark by a wide margin in 1999, the LB Series Fund, Inc. High Yield Portfolio finished 2000 with a --20.56% total return, while its market benchmark, the Lehman Brothers High Yield Index, returned -5.86%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Short-Term Securities                   9.5%
Non Convertible Preferred Stocks        8.7%
Common Stocks & Stock Warrants          2.2%
Convertible Preferred Stocks            1.1%
Corporate Bonds                        78.5%


Market Conditions Deteriorate

Early in the period, conditions appeared promising for high-yield investors. As economic growth rates surged, investors continued to funnel assets into growth sectors of the economy, boosting high-yield share prices in the process. During January and February, the Portfolio's overweighting in media and telecommunications holdings proved particularly beneficial, resulting in strong performance relative to its peer group.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                          % of Portfolio
------------------------------------------------------------------
TNP Enterprises, Inc.                                  0.9%
Paxson Communications Corp.                            0.9%
Williams Communications Group, Inc.                    0.9%
HEALTHSOUTH Corp.                                      0.9%
Millicom International Cellular                        0.8%
Avalon Cable Holdings                                  0.8%
Madison River Capital                                  0.8%
Diamond Cable Communications plc                       0.8%
Orion Power Holdings, Inc.                             0.8%
Dobson Communications Corp.                            0.8%

Footnote reads:
These holdings represent 8.4% of the fund's total investment portfolio.


Market sentiment shifted broadly in March, however. Wary of inflationary signals and rising short-term interest rates, investors began trading out of growth stocks. High-yield investors quickly followed suit, putting heavy pressure on share prices over the ensuing three months. During this time, we sought to cushion the Portfolio by trimming positions in cyclical industries that were adversely affected by higher interest rates, such as machinery and equipment, paper and chemicals. In addition, earlier profits garnered from the sale of equity holdings served as a further buffer to volatility.

June witnessed a rally in the high-yield market, which continued largely uninterrupted through August. Nonetheless, negative signs began to appear in the form of rising default rates and tighter lending standards. These pressures finally reached a boiling point in September, when a number of telecommunications providers reported financial distress, driving down high-yield share prices. Conditions continued to deteriorate in October and November, prompted by a growing credit crunch, continued corporate earnings disappointments and negative technical factors. Although we increased our cash position substantially during the fourth quarter, our overweighting in media and telecommunications issues hurt performance measurably during this time, nonetheless. In a sharp reversal of fortunes, high-yield bonds recovered strongly in December, allowing the Portfolio to recoup some of the previous months' losses.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Telecommunications - Wireline               13.7%
Broadcasting & Media                        13.6%
Telecommunications - Wireless               12.0%
Utilities                                    5.4%
Telecommunications - Data/Internet           3.5%
Packaging & Containers                       2.8%
Health Care Services                         2.6%
Health Care Management                       2.5%
Technology - Hardware                        1.9%
Banks                                        1.7%

Footnote reads:
These industries represent 59.7% of the total investment portfolio.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa         0.0%
Aa          0.8%
A           0.5%
Baa         3.5%
Ba         18.9%
B          52.3%
Caa        17.7%
Ca          0.6%
C           0.0%
D           0.5%
NR          5.2%



High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:                     11/2/87
Total Net Assets (in millions):     $1,150.3


Outlook

While the events of the previous 12 months proved unnerving to many high-yield investors, we believe the coming year will provide for smoother overall conditions. High-yield bonds are currently trading at very attractive valuations, with current yields among the highest ever recorded. These factors, in the context of a declining interest rate environment, could prove beneficial to the Portfolio's shareholders in 2001. Already, the high-yield market has shown signs of a rapid recovery, providing investors with reason for optimism.

Although the U.S. economy has shown clear signs of decelerating growth, we believe these conditions have largely been discounted into high-yield bond prices, which should decrease the severity of any near-term volatility. Over the coming months, we will seek to leverage vastly improved high-yield conditions to sell portions of our higher-risk holdings. In their place, we anticipate increasing our exposure to less-volatile industries, such as health care and food processing. Nonetheless, we plan to continue stressing media and telecommunications bonds as a principal component of the Portfolio. While these types of assets can result in near-term price fluctuations, over long periods of time they have provided our investors with an excellent source of capital accumulation.


[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 12/31/90]

Performance Through December 31, 2000

Growth of $10,000 Invested Since 6/30/90

                                      Lehman Brothers
                   High Yield           High Yield        Consumer Price
  Date              Portfolio             Index                Index
--------------------------------------------------------------------------
12/31/90             10,000              10,000                10,000
1/31/91              10,103              10,275                10,060
2/28/91              10,770              11,399                10,075
3/31/91              11,240              12,070                10,090
4/30/91              11,622              12,565                10,105
5/31/91              11,750              12,588                10,135
6/30/91              12,067              12,961                10,164
7/31/91              12,387              13,375                10,179
8/31/91              12,587              13,683                10,209
9/30/91              12,795              13,873                10,254
10/31/91             13,251              14,337                10,269
11/30/91             13,453              14,411                10,299
12/31/91             13,532              14,619                10,306
1/31/92              14,089              15,133                10,321
2/29/92              14,483              15,507                10,359
3/31/92              14,735              15,699                10,411
4/30/92              14,868              15,759                10,426
5/31/92              15,121              15,981                10,441
6/30/92              15,211              16,131                10,478
7/31/92              15,520              16,375                10,501
8/31/92              15,747              16,589                10,531
9/30/92              15,931              16,759                10,561
10/31/92             15,618              16,522                10,598
11/30/92             15,907              16,731                10,613
12/31/92             16,250              16,921                10,605
1/31/93              16,904              17,414                10,658
2/28/93              17,179              17,720                10,695
3/31/93              17,551              17,949                10,732
4/30/93              17,656              18,105                10,762
5/31/93              17,970              18,320                10,777
6/30/93              18,579              18,705                10,792
7/31/93              18,763              18,886                10,792
8/31/93              18,914              19,045                10,822
9/30/93              18,913              19,095                10,845
10/31/93             19,557              19,480                10,889
11/30/93             19,636              19,574                10,897
12/31/93             19,973              19,817                10,897
1/31/94              20,590              20,247                10,927
2/28/94              20,516              20,194                10,964
3/31/94              19,737              19,431                11,002
4/30/94              19,483              19,299                11,016
5/31/94              19,582              19,308                11,024
6/30/94              19,665              19,368                11,061
7/31/94              19,522              19,533                11,091
8/31/94              19,673              19,671                11,136
9/30/94              19,571              19,673                11,166
10/31/94             19,628              19,721                11,173
11/30/94             19,208              19,472                11,188
12/31/94             19,095              19,616                11,188
1/31/95              19,157              19,883                11,233
2/28/95              19,905              20,565                11,278
3/31/95              20,103              20,787                11,315
4/30/95              20,597              21,315                11,353
5/31/95              21,037              21,912                11,375
6/30/95              21,139              22,059                11,398
7/31/95              21,809              22,337                11,398
8/31/95              21,902              22,406                11,428
9/30/95              22,109              22,681                11,450
10/31/95             22,214              22,822                11,487
11/30/95             22,472              23,023                11,480
12/31/95             22,837              23,384                11,472
1/31/96              23,369              23,796                11,540
2/29/96              23,960              23,815                11,577
3/31/96              23,733              23,798                11,637
4/30/96              23,893              23,851                11,682
5/31/96              24,161              23,994                11,704
6/30/96              23,967              24,193                11,712
7/31/96              23,797              24,304                11,734
8/31/96              24,180              24,567                11,756
9/30/96              25,006              25,159                11,794
10/31/96             24,937              25,352                11,831
11/30/96             25,196              25,852                11,854
12/31/96             25,475              26,038                11,854
1/31/97              25,780              26,293                11,891
2/28/97              26,157              26,706                11,928
3/31/97              25,324              26,308                11,958
4/30/97              25,328              26,584                11,973
5/31/97              26,298              27,153                11,966
6/30/97              27,052              27,531                11,981
7/31/97              27,982              28,288                11,996
8/31/97              28,074              28,223                12,018
9/30/97              28,947              28,781                12,048
10/31/97             28,691              28,807                12,078
11/30/97             28,783              29,084                12,070
12/31/97             29,066              29,340                12,055
1/31/98              29,680              29,868                12,078
2/28/98              30,094              30,044                12,100
3/31/98              30,490              30,327                12,123
4/30/98              30,372              30,445                12,145
5/31/98              30,266              30,551                12,167
6/30/98              30,414              30,661                12,182
7/31/98              30,601              30,836                12,197
8/31/98              28,131              29,134                12,212
9/30/98              27,714              29,265                12,227
10/31/98             27,133              28,665                12,257
11/30/98             28,479              29,855                12,257
12/31/98             28,630              29,888                12,250
1/31/99              29,258              30,330                12,280
2/28/99              29,032              30,151                12,294
3/31/99              29,566              30,437                12,332
4/30/99              30,746              31,028                12,422
5/31/99              30,264              30,609                12,422
6/30/99              30,583              30,545                12,422
7/31/99              30,667              30,667                12,459
8/31/99              30,372              30,327                12,489
9/30/99              30,146              30,108                12,549
10/31/99             30,066              29,909                12,571
11/30/99             30,744              30,262                12,578
12/31/99             31,641              30,601                12,578
1/31/00              31,817              30,470                12,608
2/29/00              32,647              30,528                12,683
3/31/00              32,007              29,887                12,788
4/30/00              31,291              29,934                12,795
5/31/00              30,443              29,626                12,803
6/30/00              30,873              30,230                12,877
7/31/00              30,621              30,460                12,900
8/31/00              30,404              30,667                12,915
9/30/00              29,589              30,401                12,982
10/31/00             27,981              29,428                13,004
11/30/00             25,034              28,262                13,012
12/31/00            $25,134             $28,808               $13,027


INSET LEGEND READS:


Lehman Brothers
High Yield
Index
$28,808

High Yield
Portfolio
$25,134

Consumer Price
Index
$13,027


INSET BOX ON CHART READS:

High Yield Portfolio,
Annualized Total Returns*
------------------------------
10 Years                9.65%
5 Years                 1.93%
1 Year                -20.56%


Footnote reads:
*See accompanying notes to Portfolio Management Reviews.




Income Portfolio

[PHOTO OMITTED: MARK L. SIMENSTAD]

Mark L. Simenstad is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He is a vice president of Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark joined Lutheran Brotherhood in 1983.

Investment-grade bonds witnessed a resurgence in demand over the 12-month period ended December 31, 2000, aided by volatility in the equity markets and declining interest rates later in the year. During this time, the LB Series Fund, Inc. Income Portfolio posted a 10.36% total return, while its market benchmark, the Lehman Brothers Aggregate Index, returned 11.63%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Preferred Stocks                  0.2%
Corporate Bonds                  33.0%
Short-Term Securities            22.4%
Mortgage-Backed Securities       20.2%
U.S. Government                  14.8%
Asset-Backed Securities           5.8%
Foreign Government Bonds          2.6%
U.S. Government Agency            1.0%


Treasuries Outperform Early

Bonds with the highest credit quality were generally the best performers over the course of the 12-month period. Early on, the Treasury market was buoyed by the federal government's decision to buy back its longer-dated debt, which resulted in heightened demand for long-term Treasury bonds. An unusual inversion in the yield curve provided a further boost to longer-dated Treasuries during the first quarter, while corporate bonds generally lagged.


[GRAPHIC OMITTED: TOP 10 HOLDINGS SECURITY TYPE % OF PORTFOLIO]

                                                              % of
Top 10 Holdings                        Security Type        Portfolio
---------------------------------------------------------------------
Federal National Mortgage
Association (January 2030)            Mortgage-Backed          7.7%
Federal National Mortgage
Association (January 2014)            Mortgage-Backed          6.1%
Federal Home Loan Mortgage
Corp. (January 2030)                  Mortgage-Backed          5.0%
U.S. Treasury Bonds (November 2016)   U.S. Government          3.4%
U.S. Treasury Bonds (August 2023)     U.S. Government          3.0%
U.S. Treasury Bonds (November 2022)   U.S. Government          2.5%
U.S. Treasury Bonds (April 2029)      U.S. Government          2.4%
Morgan Stanley Dean Witter
Capital I Trust                       Mortgage-Backed          1.4%
U.S. Treasury Notes (August 2029)     U.S. Government          1.3%
U.S. Treasury Notes (February 2010)   U.S. Government          1.2%

Footnote reads:
These bond holdings represent 34.0% of the total investment portfolio.


Through the first half of the year, we selectively added to our position in corporate credits, which had become attractively priced relative to Treasuries. This strategy proved beneficial during the early summer months, when longer-dated corporate bonds rallied in response to the Federal Reserve's decision to leave short-term interest rates unchanged. Our decision to extend the Portfolio's duration substantially during the second quarter also aided performance, as declining interest rates stimulated longer-term bond prices later in the year.

Demand for Treasuries accelerated once again during the third quarter, while the market for corporate bonds softened. We responded by trimming our position in corporates, and shoring up the Portfolio's overall credit quality with higher-quality issues, such as mortgage-backed bonds. In addition, we continued to hold roughly three percent of the Portfolio's assets in inflation-indexed securities known as "TIPS" (Treasury Inflation-Protection Securities), which performed well throughout the 12-month period. Nonetheless, our overweight position in corporate bonds -- particularly lower-rated credits -- had a dampening effect on the Fund's relative performance during the second half of the year.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa               53.1%
Aa                10.8%
A                  9.2%
Baa               20.0%
Ba                 4.1%
B                  2.5%
Caa                0.1%
Ca                 0.0%
C                  0.0%
D                  0.0%
NR                 0.2%


Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:                     1/9/87
Total Net Assets (in millions):     $1,095.0


Outlook

Over the coming months, we believe the Federal Reserve will remain active in response to slowing economic growth and eroding consumer confidence. Already, further cuts in short-term interest rates are being anticipated by market participants and are being factored into bond prices. Other issues likely to affect bond investors in 2001 include the effect of high energy costs on inflation, the strength (or weakness) of corporate earnings and potential weakness in the U.S. dollar, which could dampen foreign investment in the U.S. markets.

As a result of the bias toward higher-quality assets during the previous 12 months, corporate bonds continue to trade at attractive valuations relative to Treasuries. Going forward, we will attempt to profit from these conditions by selectively increasing our exposure to corporate credits with significant growth potential. When possible, we will also seek yield opportunities in other types of risk-premium securities, such as mortgage- and asset-backed bonds. Overall, we remain confident about the near-term prospects for investment-grade bond investors. If interest rates continue to fall and the U.S. economy remains on track, conditions should ultimately prove favorable for the Portfolio's investors.


[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 6/30/90]

Performance Through December 31, 2000

Growth of $10,000 Invested Since 6/30/90

                                       Lehman Brothers
                      Income              Aggregate             Consumer
  Date               Portfolio            Bond Index          Price Index
---------------------------------------------------------------------------
12/31/90              10,000               10,000               10,000
1/31/91               10,132               10,124               10,060
2/28/91               10,361               10,210               10,075
3/31/91               10,487               10,281               10,090
4/30/91               10,637               10,392               10,105
5/31/91               10,761               10,452               10,135
6/30/91               10,776               10,447               10,164
7/31/91               10,918               10,592               10,179
8/31/91               11,169               10,821               10,209
9/30/91               11,411               11,040               10,254
10/31/91              11,534               11,163               10,269
11/30/91              11,615               11,265               10,299
12/31/91              11,976               11,600               10,306
1/31/92               11,932               11,442               10,321
2/29/92               12,010               11,517               10,359
3/31/92               12,018               11,452               10,411
4/30/92               12,059               11,535               10,426
5/31/92               12,290               11,753               10,441
6/30/92               12,460               11,915               10,478
7/31/92               12,750               12,158               10,501
8/31/92               12,876               12,281               10,531
9/30/92               13,029               12,427               10,561
10/31/92              12,820               12,262               10,598
11/30/92              12,869               12,264               10,613
12/31/92              13,080               12,459               10,605
1/31/93               13,352               12,698               10,658
2/28/93               13,633               12,920               10,695
3/31/93               13,713               12,975               10,732
4/30/93               13,814               13,066               10,762
5/31/93               13,839               13,082               10,777
6/30/93               14,124               13,319               10,792
7/31/93               14,251               13,395               10,792
8/31/93               14,507               13,630               10,822
9/30/93               14,552               13,666               10,845
10/31/93              14,682               13,717               10,889
11/30/93              14,524               13,600               10,897
12/31/93              14,606               13,674               10,897
1/31/94               14,822               13,858               10,927
2/28/94               14,501               13,617               10,964
3/31/94               14,024               13,281               11,002
4/30/94               13,874               13,175               11,016
5/31/94               13,899               13,173               11,024
6/30/94               13,798               13,144               11,061
7/31/94               14,096               13,406               11,091
8/31/94               14,131               13,422               11,136
9/30/94               13,883               13,225               11,166
10/31/94              13,832               13,213               11,173
11/30/94              13,835               13,184               11,188
12/31/94              13,922               13,275               11,188
1/31/95               14,174               13,538               11,233
2/28/95               14,499               13,860               11,278
3/31/95               14,581               13,944               11,315
4/30/95               14,830               14,140               11,353
5/31/95               15,473               14,687               11,375
6/30/95               15,600               14,794               11,398
7/31/95               15,510               14,761               11,398
8/31/95               15,705               14,940               11,428
9/30/95               15,856               15,085               11,450
10/31/95              16,100               15,281               11,487
11/30/95              16,351               15,510               11,480
12/31/95              16,617               15,727               11,472
1/31/96               16,712               15,831               11,540
2/29/96               16,360               15,556               11,577
3/31/96               16,199               15,447               11,637
4/30/96               16,098               15,360               11,682
5/31/96               16,088               15,330               11,704
6/30/96               16,288               15,535               11,712
7/31/96               16,322               15,577               11,734
8/31/96               16,262               15,551               11,756
9/30/96               16,579               15,821               11,794
10/31/96              16,963               16,172               11,831
11/30/96              17,314               16,449               11,854
12/31/96              17,155               16,296               11,854
1/31/97               17,209               16,346               11,891
2/28/97               17,290               16,387               11,928
3/31/97               17,036               16,205               11,958
4/30/97               17,236               16,448               11,973
5/31/97               17,417               16,605               11,966
6/30/97               17,668               16,802               11,981
7/31/97               18,191               17,256               11,996
8/31/97               17,998               17,109               12,018
9/30/97               18,288               17,363               12,048
10/31/97              18,434               17,614               12,078
11/30/97              18,517               17,695               12,070
12/31/97              18,656               17,874               12,055
1/31/98               18,908               18,103               12,078
2/28/98               18,939               18,088               12,100
3/31/98               19,048               18,150               12,123
4/30/98               19,154               18,244               12,145
5/31/98               19,321               18,418               12,167
6/30/98               19,502               18,574               12,182
7/31/98               19,533               18,613               12,197
8/31/98               19,665               18,916               12,212
9/30/98               20,214               19,359               12,227
10/31/98              20,097               19,257               12,257
11/30/98              20,334               19,366               12,257
12/31/98              20,407               19,424               12,250
1/31/99               20,603               19,562               12,280
2/28/99               20,129               19,220               12,294
3/31/99               20,252               19,326               12,332
4/30/99               20,302               19,388               12,422
5/31/99               20,006               19,217               12,422
6/30/99               19,903               19,155               12,422
7/31/99               19,829               19,075               12,459
8/31/99               19,781               19,065               12,489
9/30/99               19,986               19,287               12,549
10/31/99              20,008               19,358               12,571
11/30/99              20,053               19,356               12,578
12/31/99              19,995               19,263               12,578
1/31/00               19,923               19,200               12,608
2/29/00               20,162               19,432               12,683
3/31/00               20,385               19,688               12,788
4/30/00               20,254               19,631               12,795
5/31/00               20,167               19,621               12,803
6/30/00               20,683               20,030               12,877
7/31/00               20,857               20,212               12,900
8/31/00               21,173               20,505               12,915
9/30/00               21,250               20,634               12,982
10/31/00              21,311               20,770               13,004
11/30/00              21,575               21,111               13,012
12/31/00             $22,067              $21,504              $13,027



INSET LEGEND READS:

Income
Portfolio
$22,067

Lehman Brothers
Aggregate
Bond Index
$21,504

Consumer
Price Index
$13,027


INSET BOX ON CHART READS:

Income Portfolio
Annualized Total Returns*
------------------------------
10 Years                8.23%
5 Years                 5.82%
1 Year                 10.36%


Footnote reads:
*See accompanying notes to Portfolio Management Reviews.




Money Market Portfolio

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, an assistant vice president of Lutheran Brotherhood, is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994 and has been with Lutheran Brotherhood since 1969.

Money market yields shadowed changes in monetary policy during the 12-month period ended December 31, 2000, rising steadily through the first half of the reporting period, then leveling off later in the year. Overall, the LB Series Fund, Inc. Money Market Portfolio earned a 6.21% total return during the reporting period.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Bank Notes                      1.0%
Variable Rate Notes             0.8%
Commercial Paper               88.7%
Certificates of Deposit         5.8%
U.S. Government Agency          2.4%
Medium Term Notes               1.3%


Federal Reserve Active

While the financial markets experienced a smooth transition into 2000, Y2K-related concerns continued to exert influence over money market yields early in the period. Shortly before the New Year, the Federal Reserve pumped a large volume of reserves into the nation's money supply in an effort to calm the financial markets and stave off a potential credit crunch. As a result of this action, issuers were able to borrow from investors at low interest rates during January and February, keeping money market yields contained to a narrow range. During this time, we kept the Portfolio's duration short, as there was little yield advantage to extending maturities under these circumstances.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY CREDITOR % OF PORTFOLIO]

                                                          % of
Top 10 Holdings by Creditor                             Portfolio
------------------------------------------------------------------
CIT Group Holdings, Inc.                                  4.7%
Union Bank of Switzerland                                 4.7%
Cargill, Inc.                                             4.5%
Household Finance Corp.                                   4.5%
Citibank                                                  4.2%
Edison Asset Securitization, L.L.C.                       4.1%
General Electric Capital Corp.                            3.8%
Preferred Receivables Funding                             3.4%
Barclays Bank plc                                         3.4%
General Motors Acceptance Corp.                           3.3%

Footnote reads:
These holdings represent 40.6% of the total investment portfolio.


Conditions changed markedly in March following the Federal Reserve's renewed efforts to tighten monetary policy. In response to rising short-term interest rates, money market yields climbed steadily during the spring and early summer months. To capitalize on this trend and capture higher yields, we steadily extended the Portfolio's duration, while maintaining sufficient exposure to shorter-dated issues for liquidity purposes.

Yields Level Off

Following a 0.50% hike in the targeted federal funds rate in May, the Federal Reserve left short-term interest rates unchanged over the balance of the year. As a result, money market yields plateaued late in the third quarter, reducing the advantage to holding longer-dated securities. Anticipating increased demand for short-term financing late in the year, we began reducing the Portfolio's weighted average maturity during the fourth quarter, concentrating a greater portion of its assets in credits with 60- to 90-day maturities.


Money Market Portfolio seeks current income with stability of principal by investing in high-quality, short-term debt securities.****

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:                     1/9/87
Total Net Assets (in millions):     $291.7


Outlook

As a result of recent moves by the Federal Reserve to cut short-term interest rates, we expect money market yields to trend downward over the coming months. If consumer confidence continues to waver and business activity stalls, expectations will remain high for further rate cuts in the months to come. To what extent the Federal Reserve continues adjusting interest rates will depend on a number of factors, including capital spending, technology production, corporate earnings growth and consumer confidence.




[GRAPHIC OMITTED: MONEY MARKET PORTFOLIO]

Money Market Portfolio

Annualized Total Returns*
Period Ending 12/31/00
------------------------------
10 Years                 4.90%
5 Years                  5.42%
1 Year                   6.21%


Seven-Day Yields
as of 12/31/00+
------------------------------
Current                  6.25%
Effective                6.44%


In light of continued economic uncertainty, we expect the demand for money market instruments to remain strong over the coming year. Nationwide, money market assets have grown by over $200 billion annually during each of the past three years -- a period in which the LB Series Fund, Inc. Money Market Portfolio has also witnessed rapid growth in its asset base. Going forward, we intend to build on this momentum by investing in high-quality securities that offer liquidity, price stability and competitive market yields.



Notes to Portfolio Management Reviews

   *The annualized total returns for each of the Portfolios represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LBSC registered representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

  **International investing has special risks, including currency fluctuation and political volatility.

 ***High-yield bonds carry greater volatility and risk than investment-grade bonds.

****An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

   +Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a current prospectus.




[LOGO OMITTED: PRICEWATERHOUSECOOPERS]

                                    PricewaterhouseCoopers LLP
                                    650 Third Avenue South, Suite 1300
                                    Minneapolis MN 55402-4333
                                    Telephone  (612) 596 6000
                                    Facsimile  (612) 373 7160





                           Report of Independent Accountants

To the Trustees and Shareholders of the
LB Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Portfolios (Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income, and Money Market) comprising the LB Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/PRICEWATERHOUSECOOPERS LLP

February 7, 2001




LB SERIES FUND, INC.
Opportunity Growth Portfolio
Portfolio of Investments
December 31, 2000

Shares                                                                        Value
-------------                                                          ------------
            COMMON STOCKS - 88.4% (a)
            Aerospace & Defense - 0.8%
    73,500  Teledyne Technologies, Inc.                             $    1,736,406(b)
    54,500  Triumph Group, Inc.                                          2,234,500(b)
                                                                    --------------
                                                                         3,970,906
                                                                    --------------

            Airlines - 0.7%
    43,300  Atlantic Coast Airlines Holdings                             1,769,888(b)
    50,200  SkyWest, Inc.                                                1,443,250
                                                                    --------------
                                                                         3,213,138
                                                                    --------------

            Automotive - 0.1%
    27,900  Gentex Corp.                                                   519,638(b)
                                                                    --------------

            Banks - 2.3%
    42,500  City National Corp.                                          1,649,531
    90,800  Community First Bank
            Shares, Inc.                                                 1,713,850
    57,100  Cullen/Frost Bankers, Inc.                                   2,387,494
    19,600  Investors Financial
            Services Corp.                                               1,685,600
    72,600  Roslyn Bancorp, Inc.                                         1,982,888
    47,900  Silicon Valley Bancshares                                    1,655,544(b)
                                                                    --------------
                                                                        11,074,907
                                                                    --------------

            Biotechnology - 4.3%
    16,700  Abgenix, Inc.                                                  986,344
   127,400  Array BioPharma, Inc.                                        1,138,638(b)
    24,700  Aviron Corp.                                                 1,650,269(b)
    18,100  Biosite Diagnostics, Inc.                                      731,919(b)
    47,800  Cephalon, Inc.                                               3,026,338(b)
    22,100  Cerus Corp.                                                  1,663,025(b)
    43,900  Corixa Corp.                                                 1,223,713(b)
    10,600  CV Therapeutics, Inc.                                          749,950(b)
     4,100  Enzon, Inc.                                                    254,456(b)
    45,343  Genzyme Corp.
            (Biosurgery Division)                                          393,915(b)
    63,100  IDEXX Laboratories, Inc.                                     1,388,200(b)
    17,800  Incyte Genomics, Inc.                                          442,775
    32,300  Invitrogen Corp.                                             2,789,913(b)
    38,500  NPS Pharmaceuticals, Inc.                                    1,848,000(b)
    11,500  Protein Design Labs, Inc.                                      999,063
    38,800  Techne Corp.                                                 1,399,225(b)
                                                                    --------------
                                                                        20,685,743
                                                                    --------------

            Broadcasting - 0.4%
    20,100  Entercom Communications
            Corp.                                                          692,194(b)
    12,500  Pegasus Communications Corp.                                   321,875
    39,000  Sirius Satellite Radio, Inc.                                 1,167,563(b)
                                                                    --------------
                                                                         2,181,632
                                                                    --------------

            Chemicals - 0.5%
    42,100  OM Group, Inc.                                               2,299,713
     3,400  Potash Corp. of
            Saskatchewan, Inc.                                             266,263
                                                                    --------------
                                                                         2,565,976
                                                                    --------------
            Communications Equipment - 4.1%
    98,900  Advanced Fibre
            Communications                                               1,786,381(b)
    54,400  Anaren Microwave, Inc.                                       3,655,000
    77,400  Andrew Corp.                                                 1,683,450(b)
    26,700  CommScope, Inc.                                                442,219(b)
    35,300  DMC Stratex Networks, Inc.                                     529,500(b)
    47,800  Level 3 Communications
            Holdings Corp.                                               3,680,600(b)
    50,150  MasTec, Inc.                                                 1,003,000
    31,000  Natural Microsystems Corp.                                     306,125
    24,200  Plantronics, Inc.                                            1,137,400(b)
    34,500  Polycom, Inc.                                                1,110,469
    51,100  Proxim, Inc.                                                 2,197,300
    12,000  Sawtek, Inc.                                                   554,250(b)
    51,900  Tekelec                                                      1,557,000(b)
                                                                    --------------
                                                                        19,642,694
                                                                    --------------

            Computers - Hardware - 0.9%
    48,900  Computer Network
            Technology Corp.                                             1,408,931(b)
     8,600  Digital Lightwave, Inc.                                        272,513(b)
    54,800  National Instruments Corp.                                   2,661,225(b)
                                                                    --------------
                                                                         4,342,669
                                                                    --------------

            Computers - Peripherals - 1.0%
    95,500  Advanced Digital
            Information Corp.                                            2,196,500
    68,700  Hutchinson Technology, Inc.                                    944,625(b)
    20,000  Infocus Corp.                                                  295,000(b)
    14,200  M-Systems Flash Disk
            Pioneers, Ltd.                                                 197,913(b)
    70,500  Rainbow Technologies, Inc.                                   1,114,781(b)
                                                                    --------------
                                                                         4,748,819
                                                                    --------------

            Computers - Software &
            Services - 9.5%
    80,300  Actuate Corp.                                                1,535,738
    57,600  Advent Software, Inc.                                        2,307,600(b)
    53,300  AremisSoft Corp.                                             2,275,244(b)
    14,600  Aspen Technology, Inc.                                         485,450(b)
    34,500  Aware, Inc.                                                    612,375(b)
     8,100  Clarent Corp.                                                   91,631(b)
    43,000  Cognizant Technology
            Solutions Corp., Class A                                     1,561,438
    99,650  Dendrite International, Inc.                                 2,229,669(b)
    58,600  Docent, Inc.                                                   512,750(b)
    95,600  Documentum, Inc.                                             4,750,125(b)
    98,000  Eclipsys Corp.                                               2,401,000(b)
    56,800  Henry (Jack) & Associates, Inc.                              3,528,700
    10,400  Inet Technologies, Inc.                                        421,200(b)
    63,400  IntraNet Solutions, Inc.                                     3,233,400(b)
    11,600  Manhattan Associates, Inc.                                     494,450(b)
    32,400  Manugistics Group, Inc.                                      1,846,800(b)
    24,300  MapInfo Corp.                                                1,148,175(b)
    18,400  Micromuse, Inc.                                              1,110,613
    12,100  Netegrity, Inc.                                                657,938(b)
    32,600  NetIQ Corp.                                                  2,848,425(b)
    32,600  ONYX Software Corp.                                            358,600(b)
    38,800  Peregrine Systems, Inc.                                        766,300
    13,000  Pharmacopeia, Inc.                                             283,563(b)
    93,600  Remedy Corp.                                                 1,550,250(b)
    78,800  RSA Security, Inc.                                           4,166,550(b)
    14,900  SERENA Software, Inc.                                          510,092(b)
    27,000  SmartForce plc, ADR                                          1,014,188(b)
    27,600  ValiCert, Inc.                                                 181,125(b)
    76,400  Vastera, Inc.                                                1,222,400(b)
    26,500  Verity, Inc.                                                   637,656(b)
    26,600  WatchGuard Technologies, Inc.                                  841,225(b)
    17,800  WebTrends Corp.                                                515,088
                                                                    --------------
                                                                        46,099,758
                                                                    --------------

            Consumer Finance - 0.9%
    94,400  AmeriCredit Corp.                                            2,572,400(b)
    58,950  Metris Companies, Inc.                                       1,551,122
                                                                    --------------
                                                                         4,123,522
                                                                    --------------

            Distributors - Food &
            Health - 1.7%
    77,400  AmeriSource Health Corp.,
            Class A                                                      3,908,700(b)
    21,800  Patterson Dental Co.                                           738,475(b)
    84,200  Priority Healthcare Corp.,
            Class B                                                      3,436,413(b)
                                                                    --------------
                                                                         8,083,588
                                                                    --------------

            Electrical Equipment - 2.8%
    62,400  Act Manufacturing, Inc.                                        982,800(b)
     9,800  Amphenol Corp., Class A                                        384,038
    22,300  Artesyn Technologies, Inc.                                     354,013(b)
    55,100  Benchmark Electronics, Inc.                                  1,243,194(b)
    17,700  C&D Technologies, Inc.                                         764,419
    69,500  Electro Scientific Industries, Inc.                          1,946,000
    28,800  KEMET Corp.                                                    435,600
    30,200  Merix Corp.                                                    403,925(b)
    23,600  Plexus Corp.                                                   717,219(b)
    31,300  Power-One, Inc.                                              1,230,481
   119,000  Sensormatic Electronics Corp.                                2,387,438(b)
    49,400  Technitrol, Inc.                                             2,031,575
    28,800  Three-Five Systems, Inc.                                       518,400
                                                                    --------------
                                                                        13,399,102
                                                                    --------------

            Electronics - 9.0%
    69,200  Actel Corp.                                                  1,673,775(b)
   105,150  Aeroflex, Inc.                                               3,031,277
    68,300  Alpha Industries, Inc.                                       2,527,100
    11,996  Applied Micro Circuits Corp.                                   900,262
    37,000  AstroPower, Inc.                                             1,160,875(b)
    14,900  Aurora Biosciences Corp.                                       468,419(b)
    54,900  AXT, Inc.                                                    1,815,131(b)
    29,000  Caliper Technologies Corp.                                   1,363,000(b)
    13,200  Coherent, Inc.                                                 429,000(b)
    64,800  Cytyc Corp.                                                  4,054,050
    45,800  Dallas Semiconductor Corp.                                   1,173,625
    13,500  DSP Group, Inc.                                                284,133(b)
    22,000  Elantec Semiconductor, Inc.                                    610,500(b)
    37,800  EXAR Corp.                                                   1,171,209(b)
    20,900  Kent Electronics Corp.                                         344,850(b)
    62,400  Kopin Corp.                                                    690,300
    15,200  Lattice Semiconductor Corp.                                    279,300
   104,700  LTX Corp.                                                    1,356,192(b)
    54,900  Methode Electronics, Inc.,
            Class A                                                      1,259,269
    26,800  Micrel, Inc.                                                   902,825
    54,300  MIPS Technologies, Inc.,
            Class A                                                      1,449,131(b)
    28,100  Molecular Devices Corp.                                      1,923,094(b)
    20,150  Optical Communication
            Products                                                       226,688(b)
    34,350  Orbotech, Ltd.                                               1,281,684
    83,500  Pericom Semiconductor Corp.                                  1,544,750(b)
    61,400  Photon Dynamics, Inc.                                        1,381,500(b)
    55,600  REMEC, Inc.                                                    535,150
    40,200  Rudolph Technologies, Inc.                                   1,213,538(b)
    44,200  Semtech Corp.                                                  975,163
    40,350  Silicon Storage Technology, Inc.                               476,634
    22,100  SIPEX Corp.                                                    529,019(b)
    19,800  Stanford Microdevices, Inc.                                    712,800(b)
    61,700  Therma-Wave, Inc.                                              863,800(b)
    19,100  Tollgrade Communications, Inc.                                 697,150(b)
    40,300  TranSwitch Corp.                                             1,576,738
    67,000  Varian, Inc.                                                 2,269,625(b)
    11,900  Zoran Corp.                                                    184,450(b)
                                                                    --------------
                                                                        43,336,006
                                                                    --------------

            Engineering & Construction - 0.8%
    61,150  Dycom Industries, Inc.                                       2,197,578
    15,600  Quanta Services, Inc.                                          502,125
    33,300  SBA Communications Corp.                                     1,367,381(b)
                                                                    --------------
                                                                         4,067,084
                                                                    --------------

            Equipment - Semiconductors - 3.0%
   122,300  Asyst Technologies, Inc.                                     1,643,406
    16,600  Brooks Automation, Inc.                                        465,838(b)
    36,400  Cabot Microelectronics Corp.                                 1,890,525(b)
    80,400  Credence Systems Corp.                                       1,849,200
    11,300  DuPont Photomasks, Inc.                                        597,134(b)
    46,000  EMCORE Corp.                                                 2,162,000
    29,200  Photronic, Inc.                                                684,375(b)
    33,400  PRI Automation, Inc.                                           626,250(b)
    55,400  Silicon Valley Group, Inc.                                   1,592,750(b)
    78,400  Ultrateck Stepper, Inc.                                      2,028,600(b)
    18,500  Varian Semiconductor
            Equipment, Inc.                                                439,375(b)
    14,900  Veeco Instruments, Inc.                                        597,863(b)
                                                                    --------------
                                                                        14,577,316
                                                                    --------------

            Financial - Diversified - 1.2%
   100,400  Nasdaq 100 Trust                                             5,860,850(b)
                                                                    --------------

            Food & Beverage - 0.4%
    65,400  Hain Celestial Group, Inc.                                   2,125,500(b)
                                                                    --------------

            Freight & Shipping - 2.6%
    18,800  Atlas Air, Inc.                                                613,350(b)
   105,800  C.H. Robinson Worldwide, Inc.                                3,326,088
    59,100  EGL, Inc.                                                    1,414,706(b)
    43,200  Expeditors International of
            Washington, Inc.                                             2,319,300
    53,200  Forward Air Corp.                                            1,985,025(b)
    81,900  Iron Mountain, Inc.                                          3,040,538(b)
                                                                    --------------
                                                                        12,699,007
                                                                    --------------

            Gold & Precious
            Metals Mining - 0.2%
    20,300  Stillwater Mining Co.                                          798,805(b)
                                                                    --------------

            Health Care - Drugs & Pharmaceuticals - 3.9%
    16,300  Alkermes, Inc.                                                 511,413(b)
    27,100  Alpharma, Inc., Class A                                      1,189,013
    83,600  Atrix Laboratories, Inc.                                     1,426,425(b)
    16,800  Celgene Corp.                                                  546,000(b)
    35,600  Cell Therapeutics, Inc.                                      1,604,225(b)
    15,900  Cima Labs, Inc.                                              1,034,494(b)
    15,200  Inhale Therapeutic Systems                                     767,600
    41,491  King Pharmaceuticals, Inc.                                   2,144,566
    32,900  Large Scale Biology Corp.                                      312,550(b)
    44,250  Medicines (The) Co.                                            907,125(b)
    48,900  Medicis Pharmaceutical Corp.,
            Class A                                                      2,891,213(b)
    28,000  Noven Pharmaceuticals, Inc.                                  1,046,500(b)
    65,000  Pain Therapeutics, Inc.                                        966,875(b)
    90,650  POZEN, Inc.                                                  1,654,363(b)
    19,450  Titan Pharmaceuticals, Inc.                                    687,947(b)
    47,000  Tularik, Inc.                                                1,383,563(b)
                                                                    --------------
                                                                        19,073,872
                                                                    --------------

            Health Care - Medical Products & Supplies - 3.2%
    82,700  Aradigm Corp.                                                1,209,488(b)
    43,500  AthroCare Corp.                                                848,250
    32,500  Beckman Coulter, Inc.                                        1,362,969
    12,850  Closure Medical Corp.                                          462,600(b)
    87,900  Cyberonics, Inc.                                             2,043,675(b)
    58,900  PolyMedica Corp.                                             1,965,788(b)
    74,400  ResMed, Inc.                                                 2,966,700
    48,200  Varian Medical Systems, Inc.                                 3,274,588(b)
    43,300  Zoll Medical Corp.                                           1,518,206(b)
                                                                    --------------
                                                                        15,652,264
                                                                    --------------

            Health Care Management - 2.6%
    56,200  Lifepoint Hospitals, Inc.                                    2,817,025(b)
    90,400  Manor Care, Inc.                                             1,864,500(b)
    92,150  Province Healthcare Co.                                      3,628,406
    24,000  Trigon Healthcare, Inc.                                      1,867,500(b)
    21,500  Universal Health Services, Inc.,
            Class B                                                      2,402,625(b)
                                                                    --------------
                                                                        12,580,056
                                                                    --------------

            Health Care Services - 4.2%
    43,200  Accredo Health, Inc.                                         2,168,100(b)
    66,000  Advance Paradigm, Inc.                                       3,003,000(b)
    41,400  Albany Molecular Research, Inc.                              2,551,275
     9,400  American Superconductor Corp.                                  268,488(b)
    36,750  Covance, Inc.                                                  395,063(b)
    13,400  CuraGen Corp.                                                  365,988(b)
    51,850  Dynacare, Inc.                                                 563,869(b)
    81,100  Genaissance Pharmaceuticals                                  1,459,800(b)
    69,400  Hooper Holmes, Inc.                                            767,564
    26,400  IMPATH, Inc.                                                 1,755,600
    22,900  MAXIMUS, Inc.                                                  800,069(b)
   159,200  Medichem Life Sciences, Inc.                                   736,300(b)
    28,300  Orthodontic Centers of
            America, Inc.                                                  884,375(b)
    44,000  Pharmaceutical Product
            Development, Inc.                                            2,186,250(b)
    62,400  Quintiles Transnational Corp.                                1,306,500(b)
    21,300  Renal Care Group, Inc.                                         584,086(b)
    13,350  Specialty Laboratories                                         442,219(b)
                                                                    --------------
                                                                        20,238,546
                                                                    --------------

            Homebuilding - 0.3%
    42,100  Lennar Corp.                                                 1,526,125
                                                                    --------------

            Housewares & Household Products - 0.4%
    11,600  Salton, Inc.                                                   239,975(b)
    73,000  Tupperware Corp.                                             1,491,938
                                                                    --------------
                                                                         1,731,913
                                                                    --------------

            Insurance - 0.4%
    59,600  Protective Life Corp.,
            Capital Trust II                                             1,922,100
                                                                    --------------

            Investment Banking & Brokerage - 0.5%
    64,800  Waddell & Reed Financial, Inc.,
            Class A                                                      2,438,100
                                                                    --------------

            Investment Management - 0.7%
    63,000  Affiliated Managers Group, Inc.                              3,457,125(b)
                                                                    --------------

            Leisure Products (c)
    24,200  Meade Instruments Corp.                                        158,813
                                                                    --------------

            Machinery - Diversified - 0.1%
    13,200  Mettler-Toledo International, Inc.                             717,750(b)
                                                                    --------------

            Manufacturing - 0.8%
    14,300  Cognex Corp.                                                   316,388(b)
    46,100  Diebold, Inc.                                                1,538,588
    46,000  Insituform Technologies, Inc.,
            Class A                                                      1,834,250(b)
                                                                    --------------
                                                                         3,689,226
                                                                    --------------

            Metal Fabricators - 0.3%
    29,000  Shaw Group, Inc.                                             1,450,000(b)
                                                                    --------------

            Office Equipment & Supplies - 0.1%
    19,500  Optimal Robotics Corp.                                         654,469(b)
                                                                    --------------

            Oil & Gas - 7.9%
   111,800  Cal Dive International, Inc.                                 2,976,675(b)
    89,900  Core Laboratories N.V. (USD)                                 2,455,394(b)
    42,400  Cross Timbers Oil Co.                                        1,176,600
    48,900  Global Industries Ltd.                                         669,319(b)
    21,800  Louis Dreyfus Natural Gas Corp.                                998,713(b)
    31,700  Marine Drilling Companies, Inc.                                847,975(b)
    39,000  National-Oilwell, Inc.                                       1,508,813(b)
    80,500  Newfield Exploration Co.                                     3,818,719(b)
    40,300  Noble Affiliates, Inc.                                       1,853,800
   100,700  Oceaneering International, Inc.                              1,957,356(b)
    31,400  Patterson Energy, Inc.                                       1,169,650(b)
    62,700  Pogo Producing Co.                                           1,951,538
    52,800  Precision Drilling Corp.                                     1,983,300(b)
    27,300  Pride International, Inc.                                      672,263(b)
    42,000  Stone Energy Corp.                                           2,711,100(b)
    35,200  Tidewater, Inc.                                              1,562,000
   122,000  UTI Energy Corp.                                             4,010,750
   110,500  Veritas DGC, Inc.                                            3,569,150(b)
    96,700  Vintage Petroleum, Inc.                                      2,079,050
                                                                    --------------
                                                                        37,972,165
                                                                    --------------

            Photography & Imaging - 0.1%
    25,700  Concord Camera Corp.                                           424,050(b)
                                                                    --------------


            Restaurants - 2.1%
    74,600  Applebee's International, Inc.                               2,345,238
    23,400  CEC Entertainment, Inc.                                        798,525(b)
    16,200  Cheesecake (The) Factory                                       621,675(b)
    53,800  Jack in the Box, Inc.                                        1,583,738(b)
    73,100  PR Chang's China Bistro, Inc.                                2,298,081(b)
    99,750  Sonic Corp.                                                  2,325,422(b)
                                                                    --------------
                                                                         9,972,679
                                                                    --------------

            Retail - 3.1%
    51,600  American Eagle Outfitters, Inc.                              2,180,100(b)
    38,300  Chicos Fas, Inc.                                               799,513(b)
    19,900  Cost Plus, Inc. (California)                                   584,563(b)
    56,137  Insight Enterprise, Inc.                                     1,006,957
    64,200  Kenneth Cole Productions, Inc.,
            Class A                                                      2,584,050
    72,700  Linens 'N Things, Inc.                                       2,008,338(b)
    80,200  Men's Wearhouse, Inc.                                        2,185,450(b)
    37,925  Pacific Sunwear of California                                  971,828(b)
    25,900  Payless ShoeSource, Inc.                                     1,832,425(b)
    41,000  Tweeter Home Entertainment
            Group, Inc.                                                    499,688(b)
    19,500  Ultimate Electronics, Inc.                                     427,781(b)
                                                                    --------------
                                                                        15,080,693
                                                                    --------------

            Retail - Food & Drug - 1.1%
    66,100  Duane Reade, Inc.                                            2,020,181(b)
    51,300  Whole Foods Market, Inc.                                     3,135,713(b)
                                                                    --------------
                                                                         5,155,894
                                                                    --------------

            Services - 0.7%
    18,500  Korn/Ferry International                                       393,125(b)
    28,100  On Assignment, Inc.                                            800,850(b)
    72,993  Tetra Tech, Inc.                                             2,326,652(b)
                                                                    --------------
                                                                         3,520,627
                                                                    --------------

            Services - Cyclical - 5.5%
    33,800  Acxiom Corp.                                                 1,316,088(b)
    23,715  Apollo Group, Inc., Class A                                  1,166,482(b)
    29,150  Catalina Marketing Corp.                                     1,135,028
    20,200  ChoicePoint, Inc.                                            1,324,363(b)
    55,600  Copart, Inc.                                                 1,195,400(b)
    96,400  Corporate Executive Board Co.                                3,833,406(b)
    93,700  DeVry, Inc.                                                  3,537,175(b)
    15,400  DiamondCluster International,
            Inc., Class A                                                  469,700(b)
    68,500  Dollar Thrifty Auto Group, Inc.                              1,284,375(b)
    16,400  Forrester Research, Inc.                                       821,025(b)
    52,800  F.Y.I., Inc.                                                 1,947,000(b)
    37,300  Getty Images, Inc.                                           1,193,600(b)
    33,300  Learning Tree International, Inc.                            1,648,350(b)
    18,600  MemberWorks, Inc.                                              395,250(b)
    51,300  Pre-Paid Legal Services, Inc.                                1,308,150(b)
   105,600  Sylvan Learning Systems, Inc.                                1,564,200(b)
    30,300  TeleTech Holdings, Inc.                                        556,763(b)
    14,700  True North
            Communications, Inc.                                           624,750
    57,300  Watson Wyatt & Co. Holdings                                  1,346,550(b)
                                                                    --------------
                                                                        26,667,655
                                                                    --------------

            Services - Technology - 1.8%
    48,200  Bisys Group, Inc.                                            2,512,425(b)
    66,000  FactSet Research Systems, Inc.                               2,446,620
    42,600  Investment Technology Group                                  1,778,550(b)
    47,200  National Data Corp.                                          1,728,700
                                                                    --------------
                                                                         8,466,295
                                                                    --------------

            Telephone & Telecommunications - 1.1%
     8,300  AirGate PCS, Inc.                                              294,650(b)
    50,814  Avocent Corp.                                                1,371,978(b)
    48,100  Microcell Telecommuniations
            Corp., Class B                                                 913,900(b)
    35,400  Powerwave Technologies, Inc.                                 2,070,900
    24,900  Rural Cellular Corp., Class A                                  737,663(b)
                                                                    --------------
                                                                         5,389,091
                                                                    --------------

            Utilities - 0.3%
    54,900  Atmos Energy Corp.                                           1,338,188
                                                                    --------------

            Total Common Stocks
            (cost 408,253,803)                                         427,394,356
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES - 11.6% (a)
            Commercial Paper
$10,000,000 AES Hawaii, Inc., 6.48%
            Due 2/6/2001                                                 9,935,200
 14,550,000 American General Corp., 6.5%
            Due 1/2/2001                                                14,547,373
 18,000,000 Associates Corp. North America,
            6.52% Due 1/2/2001                                          17,996,740
 12,450,000 Koch Industries, 6.45%,
            Due 1/2/2001                                                12,447,769
  1,000,000 J.P. Morgan & Co., Inc., 6.55%
            Due 1/16/2001                                                  997,271
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                         55,924,353
                                                                    --------------
            Total Investments
            (cost 464,178,156)                                      $  483,318,709(d)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Opportunity Growth Portfolio.

(d) At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $465,120,335 and the net unrealized appreciation of investments based on that cost was $18,198,374 which is comprised of $76,936,841 aggregate gross unrealized appreciation and $58,738,467 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Mid Cap Growth Portfolio
Portfolio of Investments
December 31, 2000


Shares                                                                         Value
-------------                                                           ------------
            COMMON STOCKS - 96.8% (a)
            Airlines - 0.6%
    32,300  Atlantic Coast
            Airlines Holdings                                       $    1,320,228(b)
    30,300  Delta Air Lines, Inc.                                        1,520,681
                                                                    --------------
                                                                         2,840,909
                                                                    --------------

            Banks - 3.9%
    18,200  Bank United Corp., Class A                                   1,241,013
    94,500  Banknorth Group, Inc.                                        1,884,094
    71,550  City National Corp.                                          2,777,034
    36,400  Dime Bancorp, Inc.                                           1,076,075
    60,500  First Tennessee National Corp.                               1,750,719
    12,300  Investors Financial
            Services Corp.                                               1,057,800
    34,400  Marshall & Ilsley Corp.                                      1,748,552
    37,700  Mercantile Bankshares Corp.                                  1,628,169
    76,900  North Fork Bancorporation, Inc.                              1,888,856
    84,500  Roslyn Bancorp, Inc.                                         2,307,906
    46,400  SouthTrust Corp.                                             1,887,900
    39,430  TCF Financial Corp.                                          1,757,099
    30,200  Zions Bancorporation                                         1,885,613
                                                                    --------------
                                                                        22,890,830
                                                                    --------------

            Biotechnology - 3.8%
    31,700  Biogen, Inc.                                                 1,903,981(b)
    36,500  Cephalon, Inc.                                               2,310,906(b)
    24,600  Cerus Corp.                                                  1,851,150(b)
    13,700  Chiron Corp.                                                   609,650(b)
    28,000  COR Therapeutics, Inc.                                         985,250(b)
    29,600  Enzon, Inc.                                                  1,837,050(b)
    43,100  Genzyme Corp.                                                3,876,306(b)
    14,600  Gilead Sciences, Inc.                                        1,210,888(b)
    14,200  Human Genome Sciences, Inc.                                    984,238
    14,850  IDEC Pharmaceuticals Corp.                                   2,815,003(b)
    41,200  Medarex, Inc.                                                1,678,900
    26,300  MedImmune, Inc.                                              1,254,181
    20,400  Millennium
            Pharmaceuticals, Inc.                                        1,262,250
                                                                    --------------
                                                                        22,579,753
                                                                    --------------

            Broadcasting - 1.0%
   112,800  Charter Communications, Inc.,
            Class A                                                      2,559,150(b)
    17,200  Pegasus Communications Corp.                                   442,900
    32,300  Sirius Satellite Radio, Inc.                                   966,981(b)
    32,200  Univision Communications, Inc.,
            Class A                                                      1,318,188
    26,000  USA Networks, Inc.                                             505,375
                                                                    --------------
                                                                         5,792,594
                                                                    --------------


            Chemicals - 1.1%
    24,900  Cytec Industries, Inc.                                         994,444(b)
    42,000  Ecolab, Inc.                                                 1,813,875
    68,000  Monsanto Co.                                                 1,840,250(b)
    23,000  Potash Corp. of
            Saskatchewan, Inc.                                           1,801,188
                                                                    --------------
                                                                         6,449,757
                                                                    --------------

            Communications
            Equipment - 3.2%
    56,178  ADC Telecommunications, Inc.                                 1,018,226
    45,100  American Tower Corp., Class A                                1,708,163(b)
    11,200  Anaren Microwave, Inc.                                         752,500
    38,700  Avanex Corp.                                                 2,305,069(b)
    19,500  Comverse Technology, Inc.                                    2,118,188
    65,200  DMC Stratex Networks, Inc.                                     978,000(b)
    50,700  Harris Corp.                                                 1,552,688
    52,600  Plantronics, Inc.                                            2,472,200(b)
    47,200  Polycom, Inc.                                                1,519,250
    14,900  Research in Motion, Ltd.                                     1,192,000(b)
    15,000  Sawtek, Inc.                                                   692,813(b)
    33,500  Scientific-Atlanta, Inc.                                     1,090,844
    37,400  Tekelec                                                      1,122,000(b)
    19,100  Wireless Facilities, Inc.                                      692,375(b)
                                                                    --------------
                                                                        19,214,316
                                                                    --------------

            Computers - Hardware - 1.8%
    18,000  Brocade Communication
            Systems, Inc.                                                1,652,625(b)
    42,600  Emulex Corp.                                                 3,405,338(b)
    39,800  Extreme Networks, Inc.                                       1,557,175
    10,600  Gateway, Inc.                                                  190,694(b)
    42,500  National Instruments Corp.                                   2,063,906(b)
    40,100  NCR Corp.                                                    1,969,913(b)
                                                                    --------------
                                                                        10,839,651
                                                                    --------------

            Computers - Peripherals - 0.3%
    12,400  EMC Corp.                                                      824,600
    25,300  Finisar Corp.                                                  733,700(b)
     6,700  SanDisk Corp.                                                  185,925(b)
                                                                    --------------
                                                                         1,744,225
                                                                    --------------

            Computers - Software & Services - 12.7%
    11,400  Adobe Systems, Inc.                                            663,338
    40,800  Advent Software, Inc.                                        1,634,550
    32,700  Affiliated Computer
            Services, Inc., Class A                                      1,984,481(b)
    22,400  Agile Software Corp.                                         1,106,000(b)
    46,600  Akami Technologies, Inc.                                       981,513(b)
    10,900  Amdocs, Ltd.                                                   722,125(b)
     7,100  Art Technology Group, Inc.                                     216,994
    61,900  BEA Systems, Inc.                                            4,166,644
    16,500  Business Objects S.A., ADR                                     934,313
   109,700  Cadence Design Systems, Inc.                                 3,016,750(b)
     5,900  Check Point Software
            Technologies                                                   788,019
    50,000  Cognos, Inc.                                                   940,625
    68,400  Dendrite International, Inc.                                 1,530,450(b)
    74,700  Digex, Inc.                                                  1,680,750(b)
    13,700  Docent, Inc.                                                   119,875(b)
    14,700  Documentum, Inc.                                               730,406(b)
    55,400  Electronic Arts, Inc.                                        2,361,425
    47,100  E.piphany, Inc.                                              2,540,456(b)
    29,900  Henry (Jack) & Associates, Inc.                              1,857,538
     6,800  HNC Software, Inc.                                             201,875(b)
    35,400  I-2 Technologies, Inc.                                       1,924,875
    19,200  Inet Technologies, Inc.                                        777,600(b)
    35,100  Informatica Corp.                                            1,388,644(b)
    26,700  Internet Security Systems, Inc.                              2,094,281(b)
    30,700  Interwoven, Inc.                                             2,024,281
    15,300  IntraNet Solutions, Inc.                                       780,300(b)
    37,500  Intuit, Inc.                                                 1,478,906(b)
    24,200  Macromedia, Inc.                                             1,470,150(b)
    41,300  Macrovision Corp.                                            3,056,845
    80,500  Manugistics Group, Inc.                                      4,588,500(b)
    53,800  Mercury Interactive Corp.                                    4,855,450
    30,300  Micromuse, Inc.                                              1,828,889
    18,200  Netegrity, Inc.                                                989,625(b)
    18,700  NetIQ Corp.                                                  1,633,913(b)
    16,500  Openwave Systems, Inc.                                         790,969(b)
    19,900  PeopleSoft, Inc.                                               740,031(b)
    41,100  Peregrine Systems, Inc.                                        811,725
    82,800  Rational Software Corp.                                      3,224,025
     8,452  Retek, Inc.                                                    206,018(b)
    54,800  RSA Security, Inc.                                           2,897,550(b)
    15,140  Siebel Systems, Inc.                                         1,023,843
    10,600  SmartForce plc, ADR                                            398,163(b)
    32,100  Symantec Corp.                                               1,071,338(b)
    41,100  Synopsys, Inc.                                               1,949,681(b)
    18,200  ValiCert, Inc.                                                 119,438(b)
     4,550  Vastera, Inc.                                                   72,800(b)
    17,200  VeriSign, Inc.                                               1,276,025(b)
     7,200  Veritas Software Corp.                                         630,000
    12,000  Vignette Corp.                                                 216,000
    31,100  webMethods, Inc.                                             2,765,956(b)
                                                                    --------------
                                                                        75,263,948
                                                                    --------------

            Consumer Finance - 1.0%
    10,800  Capital One Financial Corp.                                    710,775
    35,500  Countrywide Credit
            Industry, Inc.                                               1,783,875
    54,150  Metris Companies, Inc.                                       1,424,822
    28,400  PMI Group                                                    1,922,325
                                                                    --------------
                                                                         5,841,797
                                                                    --------------

            Distributors - Food & Health - 1.2%
    23,600  AmeriSource Health Corp.                                     1,191,800(b)
    18,400  Andrx Corp. (Andrx Group)                                    1,064,900(b)
    13,400  Cardinal Health, Inc.                                        1,334,975
    85,200  Priority Healthcare Corp.,
            Class B                                                      3,477,225(b)
                                                                    --------------
                                                                         7,068,900
                                                                    --------------

            Electrical Equipment - 2.4%
    31,360  American Power
            Conversion Corp.                                               388,080(b)
     9,800  Amphenol Corp., Class A                                        384,038
    25,800  Artesyn Technologies, Inc.                                     409,575(b)
     5,200  Electro Scientific Industries, Inc.                            145,600
    64,518  Flextronics International, Ltd.                              1,838,763
    13,400  KEMET Corp.                                                    202,675
    50,300  Power-One, Inc.                                              1,977,419
    21,550  Sanmina Corp.                                                1,651,269
    33,700  SCI Systems, Inc.                                              888,838
   116,200  Sensormatic Electronics Corp.                                2,331,263(b)
    19,700  SPX Corp.                                                    2,131,294(b)
    37,552  Symbol Technologies, Inc.                                    1,351,872
    46,200  Vishay Intertechnology, Inc.                                   698,775
                                                                    --------------
                                                                        14,399,461
                                                                    --------------

            Electronics - 9.7%
    45,900  Alpha Industries, Inc.                                       1,698,300
    35,900  Altera Corp.                                                   944,619
    17,200  Amkor Technologies, Inc.                                       266,869(b)
    91,000  Applied Micro Circuits Corp.                                 6,829,266
    61,800  Arrow Electronics, Inc.                                      1,769,025(b)
    99,200  Atmel Corp.                                                  1,153,200
    39,400  Avnet, Inc.                                                    847,100
    28,000  Cree, Inc.                                                     994,875(b)
    25,800  Cypress Semiconductor Corp.                                    507,938(b)
    55,700  Cytyc Corp.                                                  3,484,731
    11,400  GlobeSpan, Inc.                                                313,500
    47,100  Integrated Device
            Technology, Inc.                                             1,560,188(b)
    32,400  Lattice Semiconductor Corp.                                    595,350
    35,520  Linear Technology Corp.                                      1,642,800
    15,240  Maxim Integrated Products, Inc.                                728,663(b)
    61,100  Micrel, Inc.                                                 2,058,306
    57,427  Microchip Technology, Inc.                                   1,259,805(b)
    15,000  Newport Corp.                                                1,179,141
    20,750  Optical Communication
            Products                                                       233,438(b)
    27,000  Orbotech, Ltd.                                               1,007,438
    19,900  PerkinElmer, Inc.                                            2,089,500
     5,000  PMC-Sierra, Inc.                                               393,125
    35,500  QLogic Corp.                                                 2,733,500
    14,700  Rudolph Technologies, Inc.                                     443,756(b)
    25,700  SDL, Inc.                                                    3,808,419
    65,000  Semtech Corp.                                                1,434,063
    13,300  Stanford Microdevices, Inc.                                    478,800(b)
    69,400  Tektronix, Inc.                                              2,337,913
    15,925  Texas Instruments, Inc.                                        754,447
    56,100  Therma-Wave, Inc.                                              785,400(b)
    59,300  TranSwitch Corp.                                             2,320,113
    95,900  TriQuint Semiconductor, Inc.                                 4,189,631
    31,200  Vitesse Semiconductor Corp.                                  1,725,750(b)
    49,140  Waters Corp.                                                 4,103,190
    18,020  Xilinx, Inc.                                                   831,173(b)
                                                                    --------------
                                                                        57,503,332
                                                                    --------------

            Engineering & Construction - 0.7%
    55,850  Dycom Industries, Inc.                                       2,007,109
    21,000  Quanta Services, Inc.                                          675,938
    39,500  SBA Communications Corp.                                     1,621,969(b)
                                                                    --------------
                                                                         4,305,016
                                                                    --------------

            Equipment - Semiconductors - 1.2%
    38,800  Cabot Microelectronics Corp.                                 2,015,175(b)
    22,100  Credence Systems Corp.                                         508,300
    21,940  KLA-Tencor Corp.                                               739,104
    99,500  LAM Research Corp.                                           1,442,750
    25,570  Novellus Systems, Inc.                                         918,922
    43,700  PRI Automation, Inc.                                           819,375(b)
    18,400  Teradyne, Inc.                                                 685,400(b)
                                                                    --------------
                                                                         7,129,026
                                                                    --------------

            Financial - Diversified - 1.1%
    44,900  AMBAC Financial Group, Inc.                                  2,618,231
    13,400  Apartment Investment &
            Management Co., Class A                                        669,163
    77,200  InterCept Group, Inc.                                        2,060,275(b)
     8,400  SEI Investments Co.                                            940,800
                                                                    --------------
                                                                         6,288,469
                                                                    --------------

            Food & Beverage - 1.3%
    50,900  Hain Celestial Group, Inc.                                   1,654,250(b)
    31,600  Hershey Foods Corp.                                          2,034,250
    18,300  Keebler Foods Co.                                              758,306
    45,200  Pepsi Bottling Group, Inc.                                   1,805,175
    32,300  Suiza Foods Corp.                                            1,550,400(b)
                                                                    --------------
                                                                         7,802,381
                                                                    --------------

            Freight & Shipping - 0.8%
    51,080  Expeditors International of
            Washington, Inc.                                             2,742,358
    58,700  Iron Mountain, Inc.                                          2,179,238(b)
                                                                    --------------
                                                                         4,921,596
                                                                    --------------

            Gold & Precious Metals Mining - 0.1%
    13,800  Stillwater Mining Co.                                          543,030(b)
                                                                    --------------

            Health Care - Diversified - 0.3%
    48,300  IVAX Corp.                                                   1,849,890
                                                                    --------------

            Health Care - Drugs & Pharmaceuticals - 5.3%
    39,200  Allergan, Inc.                                               3,795,050
    36,600  Alpharma, Inc., Class A                                      1,605,825
    79,600  Alza Corp.                                                   3,383,000
     1,600  Atrix Laboratories, Inc.                                        27,300(b)
    41,300  Biovail Corp.                                                1,604,092(b)
    57,200  Celgene Corp.                                                1,859,000(b)
    27,940  Forest Laboratories, Inc.                                    3,712,528(b)
    63,000  ICN Pharmaceuticals, Inc.                                    1,933,313
    34,300  Inhale Therapeutic Systems                                   1,732,150(b)
    97,862  King Pharmaceuticals, Inc.                                   5,058,242
    24,950  Mylan Laboratories, Inc.                                       628,428
     8,300  POZEN, Inc.                                                    151,475(b)
    10,200  Sepracor, Inc.                                                 817,275(b)
    13,400  Shire Pharmaceuticals
            Group, ADR                                                     617,238(b)
    49,900  Teva Pharmaceutical
            Industries, Ltd., ADR                                        3,655,175
    17,380  Watson Pharmaceuticals, Inc.                                   889,639(b)
                                                                    --------------
                                                                        31,469,730
                                                                    --------------

            Health Care - Medical
            Products & Supplies - 2.3%
    46,100  Apogent Technologies, Inc.                                     945,050(b)
    13,900  Applera Corp. - Applied
            Biosystems                                                   1,307,469
    39,600  Beckman Coulter, Inc.                                        1,660,725
    96,145  Biomet, Inc.                                                 3,815,755
    19,800  MiniMed, Inc.                                                  832,219
    14,400  Stryker Corp.                                                  728,496
    32,700  St. Jude Medical, Inc.                                       2,009,006(b)
    36,800  Varian Medical Systems, Inc.                                 2,500,100(b)
                                                                    --------------
                                                                        13,798,820
                                                                    --------------

            Health Care Management - 2.5%
   197,775  Health Management
            Associates, Inc., Class A                                    4,103,831(b)
    64,700  Tenet Healthcare Corp.                                       2,875,106
    37,570  Trigon Healthcare, Inc.                                      2,923,416(b)
    25,800  Universal Health Services, Inc.,
            Class B                                                      2,883,150(b)
    17,100  Wellpoint Health
            Networks, Inc., Class A                                      1,970,775(b)
                                                                    --------------
                                                                        14,756,278
                                                                    --------------

            Health Care Services - 1.7%
     2,800  CuraGen Corp.                                                   76,475(b)
    53,400  Dynacare, Inc.                                                 580,725(b)
     9,100  Genaissance Pharmaceuticals                                    163,800(b)
     8,400  Laboratory Corp. of
            America Holdings                                             1,478,400(b)
    37,900  Lincare Holdings, Inc.                                       2,162,669(b)
    16,200  Quest Diagnostics, Inc.                                      2,300,400(b)
    96,900  Quintiles Transnational Corp.                                2,028,844(b)
    36,500  Renal Care Group, Inc.                                       1,000,898(b)
                                                                    --------------
                                                                         9,792,211
                                                                    --------------

            Insurance - 1.0%
    17,100  Ace, Ltd.                                                      725,681
    37,600  MGIC Investment Corp.                                        2,535,650
    37,400  Radian Group, Inc.                                           2,807,338
                                                                    --------------
                                                                         6,068,669
                                                                    --------------

            Investment Banking & Brokerage - 1.5%
    44,100  A.G. Edwards, Inc.                                           2,091,994
    33,200  Bear Stearns Cos., Inc.                                      1,682,825
    49,600  Legg Mason, Inc.                                             2,703,200
    67,850  Waddell & Reed Financial, Inc.,
            Class A                                                      2,552,856
                                                                    --------------
                                                                         9,030,875
                                                                    --------------

            Investment Management - 0.4%
    41,700  Federated Investors, Inc.,
            Class B                                                      1,214,513
    21,400  Stilwell Financial, Inc.                                       843,963
                                                                    --------------
                                                                         2,058,476
                                                                    --------------

            Leisure Products - 0.6%
    30,820  Harley Davidson, Inc.                                        1,225,095
   142,100  Mattel, Inc.                                                 2,051,924
                                                                    --------------
                                                                         3,277,019
                                                                    --------------

            Machinery - Diversified - 0.5%
    52,230  Mettler-Toledo International, Inc.                           2,840,006(b)
                                                                    --------------

            Manufacturing - 1.6%
    32,900  Danaher Corp.                                                2,249,538
    62,500  Diebold, Inc.                                                2,085,938
    50,900  Jabil Circuit, Inc.                                          1,291,588
    31,200  Johnson Controls, Inc.                                       1,622,400
    39,200  Millipore Corp.                                              2,469,600
                                                                    --------------
                                                                         9,719,064
                                                                    --------------

            Office Equipment &
            Supplies - 0.4%
    81,800  Herman Miller, Inc.                                          2,351,750
                                                                    --------------

            Oil & Gas - 9.8%
    38,800  Anadarko Petroleum Corp.                                     2,757,904
    51,500  Apache Corp.                                                 3,608,219
    57,060  BJ Services Co.                                              3,930,008(b)
    16,300  Cooper Cameron Corp.                                         1,076,819(b)
    35,900  Devon Energy Corp.                                           2,188,823
    62,620  ENSCO International, Inc.                                    2,132,994
    82,500  EOG Resources, Inc.                                          4,511,719
    56,500  Global Marine, Inc.                                          1,603,188(b)
    24,200  Helmerich & Payne, Inc.                                      1,061,775
    18,800  Murphy Oil Corp.                                             1,136,225
   110,600  Nabors Industries, Inc.                                      6,541,990(b)
    13,000  Newfield Exploration Co.                                       616,688(b)
    64,200  Noble Affiliates, Inc.                                       2,953,200
    50,800  Noble Drilling Corp.                                         2,206,625(b)
    78,300  Ocean Energy, Inc.                                           1,360,463(b)
    32,700  Precision Drilling Corp.                                     1,228,294(b)
    25,000  Rowan Companies, Inc.                                          675,000(b)
    42,800  R&B Falcon Corp.                                               981,725(b)
    30,300  Santa Fe International Corp.                                   971,494
    17,090  Smith International, Inc.                                    1,274,273(b)
    58,100  Sunoco, Inc.                                                 1,957,244
    57,100  Tidewater, Inc.                                              2,533,813
    64,550  Tosco Corp.                                                  2,190,666
    17,600  Transocean Sedco Forex, Inc.                                   809,600
    84,100  Ultramar Diamond
            Shamrock Corp.                                               2,596,588
    73,500  Valero Energy Corp.                                          2,733,281
    51,940  Weatherford International, Inc.                              2,454,165(b)
                                                                    --------------
                                                                        58,092,783
                                                                    --------------

            Paper & Forest Products - 0.3%
    30,890  Bowater, Inc.                                                1,741,424
                                                                    --------------

            Publishing - 0.8%
    50,800  Reader's Digest Association,
            Inc., Class A                                                1,987,550
    29,900  Scholastic Corp.                                             2,649,888(b)
                                                                    --------------
                                                                         4,637,438
                                                                    --------------

            Restaurants - 1.6%
    58,300  Brinker International, Inc.                                  2,463,175(b)
    70,740  Darden Restaurants, Inc.                                     1,618,178
    31,800  Outback Steakhouse, Inc.                                       822,825(b)
    54,700  Starbucks Corp.                                              2,420,475(b)
    83,900  Wendy's International, Inc.                                  2,202,375
                                                                    --------------
                                                                         9,527,028
                                                                    --------------

            Retail - 3.8%
    58,200  American Eagle Outfitters, Inc.                              2,458,950(b)
    49,800  Bed, Bath & Beyond, Inc.                                     1,114,275
    76,500  Best Buy Co., Inc.                                           2,261,531(b)
    66,780  BJ's Wholesale Club, Inc.                                    2,562,683(b)
    75,500  Dollar Tree Stores, Inc.                                     1,849,750
    40,800  Family Dollar Stores, Inc.                                     874,650
    82,400  Intimate Brands, Inc.                                        1,236,000
    40,400  Kohl's Corp.                                                 2,464,400
    54,800  May Department Stores Co.                                    1,794,700
    35,600  Men's Wearhouse, Inc.                                          970,100(b)
    71,600  Tiffany & Co.                                                2,264,350
    77,800  TJX Companies, Inc.                                          2,158,950
    22,600  Zale Corp.                                                     656,813(b)
                                                                    --------------
                                                                        22,667,152
                                                                    --------------

            Retail - Food & Drug - 1.1%
   269,000  Caremark Rx, Inc.                                            3,648,313(b)
    47,000  Whole Foods Market, Inc.                                     2,872,875(b)
                                                                    --------------
                                                                         6,521,188
                                                                    --------------

            Services - 0.7%
    49,300  Manpower, Inc.                                               1,873,400
    74,500  Robert Half International, Inc.                              1,974,250
                                                                    --------------
                                                                         3,847,650
                                                                    --------------

            Services - Cyclical - 3.2%
    22,000  Acxiom Corp.                                                   856,625(b)
    54,150  Catalina Marketing Corp.                                     2,108,466
    56,600  Cerner Corp.                                                 2,617,750(b)
    46,800  Cintas Corp.                                                 2,489,175
    66,600  Convergys Corp.                                              3,017,813(b)
    22,100  Forrester Research, Inc.                                     1,106,381(b)
    60,800  IMS Health, Inc.                                             1,641,600
    18,600  Lamar Advertising Co.                                          717,844(b)
    26,200  Omnicom Group, Inc.                                          2,171,325
    26,000  TMP Worldwide, Inc.                                          1,430,000
    19,300  Viad Corp.                                                     443,900
     8,366  WPP Group plc, ADR                                             525,489
                                                                    --------------
                                                                        19,126,368
                                                                    --------------

            Services - Technology - 3.7%
    59,200  Bisys Group, Inc.                                            3,085,800(b)
    37,600  Ceridian Corp.                                                 749,650(b)
    38,100  CheckFree Corp.                                              1,619,250(b)
   106,125  Concord EFS, Inc.                                            4,662,867(b)
    29,800  CSG System International, Inc.                               1,398,738(b)
    28,600  DST Systems, Inc.                                            1,916,200(b)
    73,500  Equifax, Inc.                                                2,108,531
    35,310  Fiserv, Inc.                                                 1,675,018(b)
    25,855  Paychex, Inc.                                                1,257,199
    22,100  SABRE Group Holdings, Inc.,
            Class A                                                        953,063(b)
    89,900  Sapient Corp.                                                1,073,181(b)
    31,630  SunGard Data Systems, Inc.                                   1,490,564(b)
                                                                    --------------
                                                                        21,990,061
                                                                    --------------

            Telephone & Telecommunications - 1.8%
    61,700  Broadwing, Inc.                                              1,407,531(b)
    58,400  CenturyTel, Inc.                                             2,087,800
    43,200  McLeodUSA, Inc.                                                610,200
    58,800  Powerwave Technologies, Inc.                                 3,439,800
    13,400  Time Warner Telecom, Inc.,
            Class A                                                        850,063(b)
     8,870  VoiceStream Wireless Corp.                                     892,544(b)
    30,170  Western Wireless Corp.                                       1,182,287(b)
                                                                    --------------
                                                                        10,470,225
                                                                    --------------

            Textiles - 0.7%
    68,580  Jones Apparel Group, Inc.                                    2,207,419(b)
    48,700  Liz Claiborne                                                2,027,138
                                                                    --------------
                                                                         4,234,557
                                                                    --------------

            Utilities - 3.0%
    36,600  Allegheny Energy, Inc.                                       1,763,663
    99,900  Calpine Corp.                                                4,501,744
    40,900  CMS Energy Corp.                                             1,296,019
    45,200  Constellation Energy Group                                   2,036,825
    63,400  Dynegy, Inc., Class A                                        3,554,363
    23,100  KeySpan Corp.                                                  978,863
    27,400  Kinder Morgan, Inc.                                          1,429,938
    74,300  UtiliCorp United, Inc.                                       2,303,300
                                                                    --------------
                                                                        17,864,715
                                                                    --------------

            Waste Management - 0.3%
    95,300  Republic Services, Inc., Class A                             1,637,969(b)
                                                                    --------------

            Total Common Stocks
            (cost 522,449,897)                                         572,790,337
                                                                    --------------

Principal
Amount                                                                       Value
------------                                                          ------------
            SHORT-TERM SECURITIES - 3.2% (a)
            Commercial Paper
$18,900,000 American General Corp., 6.5%
            Due 1/2/2001
            (at amortized cost)                                         18,896,588
                                                                    --------------

            Total Investments
            (cost 541,346,485)                                      $  591,686,925(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of  total investments of the Mid Cap Growth Portfolio.

(b) Currently non-income producing.

(c) At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $541,788,807 and the net unrealized appreciation of investments based on that cost was $49,898,118 which is comprised of $86,227,158 aggregate gross unrealized appreciation and $36,329,040 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
World Growth Portfolio
Portfolio of Investments
December 31, 2000


Shares                                                                       Value
-------------                                                         ------------
            AUSTRALIA - 1.1% (a)
            COMMON STOCKS
    61,000  Brambles Industries Ltd.                                $    1,425,366
   438,398  Telstra Corp. Ltd.                                           1,566,587
                                                                    --------------
                                                                         2,991,953
                                                                    --------------

            PREFERRED STOCK
   407,696  News Corp. Ltd.                                              2,903,317
                                                                    --------------
            Total Australia                                              5,895,270
                                                                    --------------

            BELGIUM - 0.8% (a)
            COMMON STOCKS
     9,478  Credit Communal
            Holding/Dexia                                                1,714,109
    76,889  Fortis, Class B                                              2,498,077
     8,870  UCB SA                                                         328,826
                                                                    --------------
            Total Belgium                                                4,541,012
                                                                    --------------

            BRAZIL - 1.3% (a)
            COMMON STOCKS
    34,500  Petroleo Brasileiro SA -
            Petrobras (USD)                                                871,125(b)
    33,091  Telecomunicacoes Brasilieras
            SA ADR (USD)                                                 2,411,507
    29,000  Unibanco - Uniao de Bancos
            Brasileiros SA GDR (USD)                                       853,688
                                                                    --------------
                                                                         4,136,320
                                                                    --------------

            PREFERRED STOCK
   135,490  Petroleo Brasileiro SA -
            Petrobras                                                    3,180,888
                                                                    --------------
            Total Brazil                                                 7,317,208
                                                                    --------------

            CANADA - 1.2% (a)
            COMMON STOCKS
    45,050  Alcan Aluminum                                               1,541,903
    64,231  Celestica Inc. (USD)                                         3,484,532(b)
    32,070  Nortel Networks Corp.                                        1,030,353
    26,760  Royal Bank of Canada                                           906,983
                                                                    --------------
            Total Canada                                                 6,963,771
                                                                    --------------

            DENMARK - 0.1% (a)
            COMMON STOCKS
     7,204  Tele Danmark                                                   293,865
                                                                    --------------

            FINLAND - 2.5% (a)
            COMMON STOCKS
   319,734  Nokia Oyj                                                   14,260,932
                                                                    --------------


            FRANCE - 13.6% (a)
            COMMON STOCKS
    90,465  Alcatel                                                      5,139,270
     4,500  Altran Technologies SA                                       1,018,345
   106,459  Aventis SA                                                   9,339,090
    54,559  AXA                                                          7,889,557
    73,450  BNP Paribas                                                  6,448,651
    20,630  Bouygues SA                                                    934,678
     3,030  Canal Plus                                                      10,869
    10,160  Cap Gemini SA                                                1,639,013
    15,530  Cie de St. Gobain                                            2,439,680
     4,550  Group Danone                                                   686,155
     7,610  Hermes International                                         1,078,299
     3,101  Lafarge Coppee                                                 260,027
    13,049  Legrand                                                      2,634,397
     9,790  L'Oreal SA                                                     839,303
    81,596  Sanofi-Synthelabo                                            5,439,922
    12,350  Schneider Electric SA                                          901,059
    19,066  Societe Generale                                             1,185,177
    76,470  Societe Television Francaise 1                               4,128,805
     4,711  Sodexho Alliance                                               872,782
    54,324  STMicroeletronics NV                                         2,371,975
    81,027  Total Fina Elf, Class B                                     12,051,758
   134,663  Vivendi Universal SA                                         8,864,042
                                                                    --------------
            Total France                                                76,172,854
                                                                    --------------

            GERMANY - 4.1% (a)
            COMMON STOCKS
    11,040  Allianz AG                                                   4,132,110
    22,452  Bayer AG                                                     1,177,875
    63,356  Bayerische Vereinsbank AG                                    3,587,324
    66,336  Deutsche Bank AG                                             5,575,532
    13,495  Deutsche Telekom AG                                            406,765
    45,455  E. On AG                                                     2,765,809
    33,377  Gehe AG                                                      1,260,535
     9,148  Rhoen-Klinikum AG                                              513,680
    23,210  SAP AG                                                       2,698,120
     7,043  Siemens AG                                                     920,582
                                                                    --------------
            Total Germany                                               23,038,332
                                                                    --------------

            HONG KONG - 2.3% (a)
            COMMON STOCKS
   242,000  Cheung Kong Holdings Ltd.                                    3,094,927
   730,000  China Mobile Ltd.                                            3,987,076
   101,000  Doa Heng Bank Ltd.                                             576,240
    97,000  Henderson Land
            Development Ltd.                                               493,724
   325,200  Hutchison Whampoa                                            4,054,733
 1,260,086  Pacific Century Cyberworks Ltd.                                807,779(b)
                                                                    --------------
            Total Hong Kong                                             13,014,479
                                                                    --------------

            INDIA - 0.1% (a)
            COMMON STOCKS
    80,291  ICICI Ltd., ADR (USD)                                          843,056
                                                                    --------------

            IRELAND - 0.2% (a)
            COMMON STOCKS
    28,507  SmartForce plc, ADR (USD)                                    1,070,794(b)
                                                                    --------------

            ITALY - 6.1% (a)
            COMMON STOCKS
   210,000  Alleanza Assicurazioni                                       3,346,313
    39,200  Assicurazioni Generali SpA                                   1,557,012
 1,709,105  Banca Intesa SpA                                             8,216,828
   235,000  Bipop-Carire SpA                                             1,533,621
   599,491  Ente Nazionale Idrocarburi                                   3,827,869
    22,477  Instituto Bancario
            San Paolo di Torino                                            363,444
    45,000  Mediaset SpA                                                   537,061
    97,645  Mediolanum SpA                                               1,244,215
   854,489  Olivetti SpA                                                 2,042,019
   339,200  Tecnost                                                        899,787
   547,400  Telecom Italia Mobile SpA                                    4,369,072
   145,949  Telecom Italia SpA                                           1,614,403
   822,177  UniCredito Italiano SpA                                      4,300,174
                                                                    --------------
            Total Italy                                                 33,851,818
                                                                    --------------

            JAPAN - 16.9% (a)
            COMMON STOCKS
   198,000  Canon                                                        6,927,922
       109  DDI Corp.                                                      525,359
       150  East Japan Railway                                             879,111
    29,900  Fanuc Co.                                                    2,032,217
       218  Fuji Television Network Inc.                                 1,517,915
    95,000  Fujitsu Ltd.                                                 1,399,405
    44,000  Furukawa Electric Co., Ltd.                                    767,845
    68,000  Hitachi                                                        605,528
    18,000  Ito-Yokado Co.                                                 897,481
    39,000  Kao Corp.                                                    1,132,610
    44,000  Kokuyo Co. Ltd.                                                653,534
    42,700  Kyocera                                                      4,657,706
    56,000  Makita Corp.                                                   391,882
   150,000  Marui Co. Ltd.                                               2,263,383
    13,100  Matsushita Communication
            Industrial Co. Ltd.                                          1,644,375
   203,000  Matsushita Electric
            Industrial Co.                                               4,847,708
   398,000  Mitsui Fudosan                                               3,951,452
       744  Mizuho Holdings Inc.                                         4,607,698
    52,100  Murata Manufacturing                                         6,106,893
   263,000  NEC Corp.                                                    4,808,170
       661  Nippon Telegraph &
            Telecom Corp.                                                4,758,599
   239,000  Nomura Securities Co. Ltd.                                   4,296,230
       161  NTT DoCoMo Inc.                                              2,774,405
    85,000  Sankyo Co.                                                   2,037,264
    41,000  Seven-Eleven Japan Co. Ltd.                                  2,331,176
    50,300  Shin-Etsu Chemical Co. Ltd.                                  1,935,969
    88,000  Shiseido Co. Ltd.                                              981,456
     3,500  Softbank Corp.                                                 121,545
   121,800  Sony Corp.                                                   8,416,900
   369,000  Sumitomo Bank Ltd.                                           3,786,188
   168,000  Sumitomo Corp.                                               1,207,978
    17,600  TDK Corp.                                                    1,711,966
    28,900  Tokyo Electron                                               1,587,579
   559,000  Toshiba Corp.                                                3,735,794
    90,000  Yamanouchi Pharmaceutical
            Co. Ltd.                                                     3,889,083
                                                                    --------------
            Total Japan                                                 94,190,326
                                                                    --------------

            LUXEMBOURG - 0.1% (a)
            COMMON STOCKS
     2,714  Societe Europeenne des
            Satellites, Class A                                            407,751
                                                                    --------------

            MEXICO - 1.5% (a)
            COMMON STOCKS
    42,000  Grupo Iusacell SA de CV,
            ADR (USD)                                                      409,500(b)
   108,500  Grupo Televisa GDR (USD)                                     4,875,719(b)
    63,310  Telefonos de Mexico, Class L,
            ADR (USD)                                                    2,856,864
                                                                    --------------
            Total Mexico                                                 8,142,083
                                                                    --------------

            NETHERLANDS - 7.0% (a)
            COMMON STOCKS
    30,326  ABN Amro Holdings NV                                           689,691
     5,460  Akzo Nobel NV                                                  293,261
   109,680  ASM Lithography Holdings NV                                  2,491,316(b)
    62,880  Elsevier                                                       924,634
     8,993  Equant NV                                                      235,177(b)
    97,590  Fortis (NL) NV                                               3,170,640
   124,962  ING Groep NV                                                 9,983,227
   188,759  Koninklijke (Royal) Philips
            Electronics NV                                               6,916,086
    13,266  KPN NV                                                         152,720
    79,278  Royal Dutch Petroleum Co.                                    4,858,086
    11,492  United Pan-Europe
            Communications NV                                              117,406(b)
   147,020  VNU NV                                                       7,227,009
    78,690  Wolters Kluwer                                               2,145,762
                                                                    --------------
            Total Netherlands                                           39,205,015
                                                                    --------------

            NORWAY - 0.3% (a)
            COMMON STOCKS
    71,430  Orkla ASA, Class A                                           1,412,711
                                                                    --------------

            PORTUGAL - 0.3% (a)
            COMMON STOCKS
    36,663  Jeronimo Martins                                               378,692
   139,000  Portugal Telecom SGPS SA                                     1,271,274
                                                                    --------------
            Total Portugal                                               1,649,966
                                                                    --------------

            SINGAPORE - 1.0% (a)
            COMMON STOCKS
    52,000  DBS Group Holdings Ltd.                                        588,453
    37,100  Flextronics International Ltd.                               1,057,350
   395,000  Singapore
            Telecommunications Ltd.                                        613,482
   410,112  United Overseas Bank                                         3,078,208
                                                                    --------------
            Total Singapore                                              5,337,493
                                                                    --------------

            SOUTH KOREA - 0.4% (a)
            COMMON STOCKS
    53,991  Korea Equity Fund (USD)                                        570,145
    46,400  Korea Telecom, ADR (USD)                                     1,438,400
    33,169  Pohang Iron & Steel
            ADR (USD)                                                      516,193
                                                                    --------------
            Total Korea                                                  2,524,738
                                                                    --------------

            SPAIN - 3.0% (a)
            COMMON STOCKS
   322,454  Banco Bilboa Vizcaya
            Argentaria SA                                                4,799,130
   372,537  Banco Santander
            Central Hispano                                              3,987,859
   155,874  Endesa SA                                                    2,656,537
    96,170  Repsol SA                                                    1,536,967
   176,934  Telefonica SA                                                3,675,664
                                                                    --------------
            Total Spain                                                 16,656,157
                                                                    --------------

            SWEDEN - 3.6% (a)
            COMMON STOCKS
    14,370  Atlas Copco AB, Class B                                        300,675
    67,215  Electrolux AB, Class B                                         872,321
   104,890  Hennes & Mauritz AB, Class B                                 1,622,411
   615,660  LM Ericsson AB, Class B                                      7,011,701
   613,236  Nordic Baltic Holding AB                                     4,645,235
    17,120  Sandvik AB                                                     411,722
   291,160  Securitas AB, Class B                                        5,398,135
                                                                    --------------
            Total Sweden                                                20,262,200
                                                                    --------------

            SWITZERLAND - 4.6% (a)
            COMMON STOCKS
    29,685  ABB AG                                                       3,163,726
     3,967  Adecco SA                                                    2,496,354
    14,120  Credit Suisse Group                                          2,683,053
     3,525  Nestle SA                                                    8,220,433
       274  Roche Holdings AG                                            2,790,882
    38,066  UBS AG                                                       6,211,646
                                                                    --------------
            Total Switzerland                                           25,566,094
                                                                    --------------

            TAIWAN - 0.4% (a)
            COMMON STOCKS
   880,000  Taiwan Semiconductor
            Manufacturing Co. Ltd.                                       2,112,319(b)
                                                                    --------------

            UNITED KINGDOM - 23.7% (a)
            COMMON STOCKS
    51,000  Abbey National plc                                             929,613
   121,179  AstraZeneca Group plc                                        6,115,466
     7,500  Autonomy Corp. plc                                             216,220(b)
    82,012  BG Group plc                                                   321,297
   311,000  BP Amoco plc (USD)                                           2,511,207
   191,000  British Telecommunications plc                               1,633,645
   531,100  Cable & Wireless                                             7,171,210
   287,650  Cadbury Schweppes                                            1,991,470
    84,000  Celltech Group plc                                           1,485,910(b)
   158,800  Centrica                                                       615,599
    97,000  David S. Smith Holdings                                        245,125
    57,000  Dimension Data Holdings plc                                    385,249(b)
    79,000  Electrocomponents                                              782,012
    18,000  GKN plc                                                        190,292
   695,304  GlaxoSmithKline plc                                         19,650,113
   799,650  Granada Compass plc                                          8,710,797(b)
    46,631  Granada Media plc                                              296,341(b)
   325,000  Hays                                                         1,875,854
   151,200  HSBC Holdings plc (HKD)                                      2,248,702
   264,000  Kingfisher                                                   1,964,914
    82,012  Lattice Group plc                                              185,175(b)
   266,600  Marconi plc                                                  2,866,272
    51,000  Reckitt Benckiser plc                                          703,120
   937,000  Reed International plc                                       9,807,674
   219,000  Rio Tinto                                                    3,857,606
   686,400  Royal Bank of Scotland Group plc                            16,237,238
 1,273,000  Shell Transport & Trading Co.                               10,450,310
   219,000  Standard Chartered plc                                       3,158,455
   578,300  Tesco                                                        2,358,557
   560,008  Tomkins                                                      1,230,949
   269,642  Unilever                                                     2,310,312
    97,300  United News & Media                                          1,236,688
 3,539,365  Vodafone Group plc                                          12,992,875
   429,000  WPP Group plc                                                5,593,739
                                                                    --------------
            Total United Kingdom                                       132,330,006
                                                                    --------------


Principal
Amount
------------
            SHORT TERM SECURITIES - 3.8% (a)
            Commercial Paper - 0.1%
$  200,000  American General Corp., 6.5%
            Due 1/2/2001                                                   199,964
                                                                    --------------

            EuroTime Deposit - 2.2%
13,300,000  State Street Bank
            (Grand Cayman), 4.6%
            Due 1/2/2001                                                12,488,697
                                                                    --------------
            U.S. Government Agency - 1.5%
$8,750,000  Federal Home Loan
            Mortgage Corp., 5.6%
            Due 1/2/2001                                                 8,748,639
                                                                    --------------

            Total Short Term Securities
            (at amortized cost)                                         21,437,300
                                                                    --------------

            Total Investments in Securities
            (cost 529,793,053)                                      $  558,497,550(d)
                                                                    ==============
            --------------

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) Currently non-income producing.

(c) Security Classification:


                             Cost             Value          % of Portfolio
                         ------------     -------------      --------------
Common Stocks
& Warrants               $502,233,418      $530,976,045           95.1%
Preferred Stocks            6,122,335         6,084,205            1.1%
Short-Term                 21,437,300        21,437,300            3.8%
                         ------------      ------------        -------
Total Investments        $529,793,053      $558,497,550          100.0%
                         ============      ============        =======

(d) At December 31, 2000, the aggregate cost of securities for federal income tax purposes was
    $530,746,151 and the net unrealized appreciation of investments based on that cost was
    $27,751,399 which is comprised of $74,719,329 aggregate gross unrealized appreciation and
    $46,967,930 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
   (ADR) - American Depository Receipts
   (GDR) - Global Depository Receipts
   (HKD) - Denominated in Hong Kong Dollars
   (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Growth Portfolio
Portfolio of Investments
December 31, 2000

Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS - 93.8% (a)
            Aerospace & Defense - 0.5%
   146,700  Boeing Co.                                              $    9,682,175
   183,400  General Dynamics Corp.                                      14,305,200
                                                                    --------------
                                                                        23,987,375
                                                                    --------------

            Airlines - 0.9%
   280,000  AMR Corp.                                                   10,972,500(b)
   180,000  Delta Air Lines, Inc.                                        9,033,750
   274,300  Northwest Airlines Corp.,
            Class A                                                      8,263,288(b)
   365,000  Southwest Airlines Co.                                      12,238,450
                                                                    --------------
                                                                        40,507,988
                                                                    --------------

            Automotive - 0.2%
   328,933  Ford Motor Co.                                               7,709,367
    81,250  General Motors Corp.                                         4,138,672
                                                                    --------------
                                                                        11,848,039
                                                                    --------------

            Banks - 3.6%
   390,100  Bank of America Corp.                                       17,895,838
   577,200  Bank of New York Co., Inc.                                  31,854,225
   469,591  FleetBoston Financial Corp.                                 17,639,012
   655,000  J.P. Morgan Chase & Co.                                     29,761,563
   148,600  TCF Financial Corp.                                          6,621,988
   139,300  Union Planters Corp.                                         4,979,975
   600,000  U.S. Bancorporation                                         17,512,500
   581,600  Wells Fargo & Co.                                           32,387,850
   139,900  Zions Bancorporation                                         8,735,006
                                                                    --------------
                                                                       167,387,957
                                                                    --------------

            Biotechnology - 1.7%
   385,000  Amgen, Inc.                                                 24,615,938(b)
   208,000  Biogen, Inc.                                                12,493,000(b)
   170,000  Genzyme Corp.                                               15,289,375(b)
   101,200  Human Genome Sciences, Inc.                                  7,014,425
   200,000  Immunex Corp.                                                8,125,000
   145,000  MedImmune, Inc.                                              6,914,688
   120,000  Millennium
            Pharmaceuticals, Inc.                                        7,425,000
                                                                    --------------
                                                                        81,877,426
                                                                    --------------

            Broadcasting - 2.4%
    57,950  Adelphia Communications
            Corp., Class A                                               2,991,669(b)
 1,200,000  AT&T Corp./Liberty Media
            Group, Class A                                              16,275,000
   193,400  Cablevision Systems Corp.,
            Class A                                                     16,426,913(b)
   216,700  Charter Communications, Inc.,
            Class A                                                      4,916,381(b)
   512,500  Clear Channel
            Communications, Inc.                                        24,824,219(b)
   770,000  Comcast Corp., Class A                                      32,147,500(b)
   123,300  Cox Communications, Inc.,
            Class A                                                      5,741,156(b)
   400,000  General Motors Corp., Class H                                9,200,000
                                                                    --------------
                                                                       112,522,838
                                                                    --------------

            Chemicals - 0.4%
   203,100  Air Products & Chemicals, Inc.                               8,327,100
   180,300  Dow Chemical Co.                                             6,603,488
   135,700  Olin Corp.                                                   3,002,363
                                                                    --------------
                                                                        17,932,951
                                                                    --------------

            Communications Equipment - 5.4%
   959,200  ADC Telecommunications, Inc.                                17,385,500
    93,200  Advanced Fibre
            Communications                                               1,683,425(b)
   215,000  CIENA Corp.                                                 17,468,750
   150,000  Comverse Technology, Inc.                                   16,293,750
   350,000  Corning, Inc.                                               18,484,375
   536,500  Ericsson (L.M.)
            Telecommunications,
            Class B, ADR                                                 6,002,094
   500,000  JDS Uniphase Corp.                                          20,843,750
   826,600  Lucent Technologies, Inc.                                   11,159,100
   700,000  Motorola, Inc.                                              14,175,000
 1,100,000  Nokia Corp., ADR                                            47,850,000
   862,000  Nortel Networks Corp.                                       27,637,875
   330,000  QUALCOMM, Inc.                                              27,121,875(b)
   123,500  Scientific-Atlanta, Inc.                                     4,021,469
    70,000  Sycamore Networks, Inc.                                      2,607,500(b)
   345,000  Tellabs, Inc.                                               19,492,500(b)
                                                                    --------------
                                                                       252,226,963
                                                                    --------------

            Computers - Hardware - 2.8%
   361,400  Apple Computer                                               5,375,825
    90,000  Brocade Communication
            Systems, Inc.                                                8,263,125(b)
   380,000  Compaq Computer Corp.                                        5,719,000
   673,300  Dell Computer Corp.                                         11,740,669(b)
    75,000  Emulex Corp.                                                 5,995,313(b)
   120,000  Extreme Networks, Inc.                                       4,695,000
   300,000  Hewlett Packard Co.                                          9,468,750
   100,400  Inrange Technologies Corp.                                   1,700,525(b)
   330,000  International Business
            Machines Corp.                                              28,050,000
    92,400  Juniper Networks, Inc.                                      11,648,175
   326,305  Palm, Inc.                                                   9,238,510(b)
 1,143,600  Sun Microsystems, Inc.                                      31,877,850
                                                                    --------------
                                                                       133,772,742
                                                                    --------------

            Computers - Networking - 2.0%
 2,223,200  Cisco Systems, Inc.                                         85,037,400
   135,000  Network Appliance, Inc.                                      8,665,313
                                                                    --------------
                                                                        93,702,713
                                                                    --------------

            Computers - Peripherals - 1.3%
   890,000  EMC Corp.                                                   59,185,000
                                                                    --------------

            Computers - Software & Services - 6.2%
    12,186  Acclaim Entertainment, Inc.,
            Stock Warrants                                                       0(b)
   165,000  Amdocs, Ltd.                                                10,931,250(b)
   623,300  America Online, Inc.                                        21,690,840(b)
   252,900  At Home Corp., Series A                                      1,398,853(b)
   201,600  BEA Systems, Inc.                                           13,570,200
   125,000  Check Point Software
            Technologies Ltd.                                           16,695,313
   134,000  Commerce One, Inc.                                           3,391,875(b)
   100,000  Equant N.V. (USD)                                            2,606,250(b)
    24,400  Genomica Corp.                                                 128,863(b)
   186,700  Genuity, Inc.                                                  945,169(b)
   122,500  I-2 Technologies, Inc.                                       6,660,938
   445,600  Informix Corp.                                               1,322,875(b)
   200,000  Intuit, Inc.                                                 7,887,500(b)
   274,050  Liberate Technologies, Inc.                                  3,733,931(b)
    50,000  Mercury Interactive Corp.                                    4,512,500
 1,375,000  Microsoft Corp.                                             59,640,625(b)
    62,700  Network Engines, Inc.                                          262,556(b)
    35,800  Openwave Systems, Inc.                                       1,716,163(b)
 1,646,500  Oracle Corp.                                                47,851,406
   891,300  Parametric Technology Corp.                                 11,976,844(b)
   292,000  PeopleSoft, Inc.                                            10,858,750(b)
   159,000  Radview Software, Ltd.                                         397,500(b)
   150,000  Rational Software Corp.                                      5,840,625
   238,700  Siebel Systems, Inc.                                        16,142,088
   443,500  Unisys Corp.                                                 6,486,188(b)
   196,700  VA Linux Systems, Inc.                                       1,598,188(b)
    58,000  VeriSign, Inc.                                               4,302,875(b)
   244,000  Veritas Software Corp.                                      21,350,000
   182,800  Vignette Corp.                                               3,290,400
   130,000  Yahoo!, Inc.                                                 3,922,344
                                                                    --------------
                                                                       291,112,909
                                                                    --------------

            Consumer Finance - 1.9%
   180,000  Capital One Financial Corp.                                 11,846,250
   117,200  Countrywide Credit
            Industry, Inc.                                               5,889,300
   470,200  Household International, Inc.                               25,861,000
   497,350  MBNA Corp.                                                  18,370,866
    50,000  PMI Group                                                    3,384,375
   455,600  Providian Financial Corp.                                   26,197,000
                                                                    --------------
                                                                        91,548,791
                                                                    --------------

            Distributors - Food & Health - 0.3%
    50,000  AmeriSource Health Corp.,
            Class A                                                      2,525,000(b)
   245,500  Bergen Brunswig Corp.,
            Class A                                                      3,886,265
   176,700  Mckesson HBOC, Inc.                                          6,341,763
                                                                    --------------
                                                                        12,753,028
                                                                    --------------

            Electrical Equipment - 3.3%
   554,400  Flextronics International, Ltd.                             15,800,400
 2,070,000  General Electric Co.                                        99,230,625
   246,554  Koninklijke Philips Electronic                               8,937,583
   148,400  Rockwell International Corp.                                 7,067,550
    86,700  Sanmina Corp.                                                6,643,388
   350,000  Solectron Corp.                                             11,865,000
    65,800  SPX Corp.                                                    7,118,738(b)
                                                                    --------------
                                                                       156,663,284
                                                                    --------------

            Electronics - 4.5%
   210,000  Agilent Technologies, Inc.                                  11,497,500(b)
   250,000  Altera Corp.                                                 6,578,125
   320,000  Analog Devices, Inc.                                        16,380,000
    53,300  Applied Micro Circuits Corp.                                 3,999,998
   212,900  Cypress Semiconductor Corp.                                  4,191,469(b)
    53,000  Integrated Device
            Technology, Inc.                                             1,755,625(b)
 1,800,000  Intel Corp.                                                 54,112,500
   281,700  Linear Technology Corp.                                     13,028,625
   369,800  LSI Logic Corp.                                              6,319,882
   259,850  Microchip Technology, Inc.                                   5,700,459
   310,000  Micron Technology, Inc.                                     11,005,000
   200,000  National Semiconductor Corp.                                 4,025,000(b)
   131,850  Optical Communication Products                               1,483,313(b)
    70,000  PMC-Sierra, Inc.                                             5,503,750
   233,400  REMEC, Inc.                                                  2,246,475
   186,700  Silicon Storage Technology, Inc.                             2,205,394
   221,950  Stratos Lightwave, Inc.                                      3,787,022(b)
   242,900  Tektronix, Inc.                                              8,182,694
   725,000  Texas Instruments, Inc.                                     34,346,875
   100,000  Vitesse Semiconductor Corp.                                  5,531,250(b)
   209,100  Xilinx, Inc.                                                 9,644,738(b)
                                                                    --------------
                                                                       211,525,694
                                                                    --------------

            Entertainment - 1.7%
   575,000  Disney (Walt) Co.                                           16,639,063
   349,000  Fox Entertainment Group, Inc.,
            Class A                                                      6,238,375(b)
   473,300  Time Warner, Inc.                                           24,725,192
   746,700  Viacom, Inc., Class B                                       34,908,225(b)
                                                                    --------------
                                                                        82,510,855
                                                                    --------------

            Equipment - Semiconductors - 0.9%
   577,100  Applied Materials, Inc.                                     22,038,006
    50,000  Broadcom Corp., Class A                                      4,200,000
   175,000  Credence Systems Corp.                                       4,025,000
   180,000  KLA-Tencor Corp.                                             6,063,750
   300,000  LAM Research Corp.                                           4,350,000
   144,600  PRI Automation, Inc.                                         2,711,250(b)
                                                                    --------------
                                                                        43,388,006
                                                                    --------------

            Financial - Diversified - 6.8%
   651,000  American Express Co.                                        35,764,313
 2,143,049  Citigroup, Inc.                                            109,429,440
   428,000  Federal Home Loan
            Mortgage Corp.                                              29,478,500
   260,000  Federal National Mortgage
            Association                                                 22,555,000
   140,200  Glimcher Realty Trust                                        1,752,500
   276,100  Morgan Stanley Dean
            Witter & Co.                                                21,880,925
   800,000  Nasdaq 100 Trust                                            46,700,000(b)
   305,000  Standard & Poor's Midcap
            Depositary Receipts Trust                                   28,784,375
   100,000  State Street Corp.                                          12,421,000
   129,200  XL Capital, Ltd., Class A                                   11,288,850
                                                                    --------------
                                                                       320,054,903
                                                                    --------------

            Food & Beverage - 1.3%
   121,600  American Italian Pasta Co.,
            Class A                                                      3,260,400(b)
   400,000  Coca-Cola Co.                                               24,375,000
   420,000  ConAgra, Inc.                                               10,920,000
   488,600  PepsiCo, Inc.                                               24,216,238
                                                                    --------------
                                                                        62,771,638
                                                                    --------------

            Freight & Shipping - 0.1%
   123,600  FedEx Corp.                                                  4,939,056(b)
                                                                    --------------

            Health Care - Diversified - 2.9%
   234,000  Abbott Laboratories                                         11,334,375
   600,000  American Home Products Corp.                                38,130,000
   623,200  Bristol-Myers Squibb Co.                                    46,077,850
   375,000  Johnson & Johnson                                           39,398,438
                                                                    --------------
                                                                       134,940,663
                                                                    --------------

            Health Care - Drugs & Pharmaceuticals - 7.1%
   228,800  Biovail Corp.                                                8,886,592(b)
    93,350  Celgene Corp.                                                3,033,875(b)
    70,000  Cell Therapeutics, Inc.                                      3,154,375(b)
   283,300  Eli Lilly & Co.                                             26,364,606
   196,600  Genentech, Inc.                                             16,022,900
   210,650  King Pharmaceuticals, Inc.                                  10,887,972
   430,000  Merck & Co., Inc.                                           40,258,750
   239,050  Onyx Pharmaceuticals, Inc.                                   3,555,869(b)
 2,900,000  Pfizer, Inc.                                               133,400,000
   700,000  Pharmacia Corp.                                             42,700,000
    40,350  POZEN, Inc.                                                    736,388(b)
   525,000  Schering-Plough Corp.                                       29,793,750
    22,000  Sepracor, Inc.                                               1,762,750(b)
   222,900  Teva Pharmaceutical Industries,
            Ltd., ADR                                                   16,327,425
                                                                    --------------
                                                                       336,885,252
                                                                    --------------

            Health Care - Medical Products & Supplies - 2.5%
   190,000  Applera Corp. - Applied
            Biosystems                                                  17,871,875
   278,400  Baxter International, Inc.                                  24,586,200
    95,400  Becton, Dickinson & Co.                                      3,303,225
   375,000  Biomet, Inc.                                                14,882,813
   165,000  Guidant Corp.                                                8,899,688(b)
   775,000  Medtronic, Inc.                                             46,790,625
                                                                    --------------
                                                                       116,334,426
                                                                    --------------

            Health Care Management - 1.9%
   100,000  CIGNA Corp.                                                 13,230,000
   330,000  HCA - (The) Healthcare Corp.                                14,523,300
   207,500  Humana, Inc.                                                 3,164,375(b)
   210,200  Oxford Health Plans, Inc.                                    8,302,900(b)
   330,000  Tenet Healthcare Corp.                                      14,664,375
   300,000  UnitedHealth Group, Inc.                                    18,412,500
   153,000  Wellpoint Health Networks, Inc.,
            Class A                                                     17,633,250(b)
                                                                    --------------
                                                                        89,930,700
                                                                    --------------

            Health Care Services - 0.1%
    44,300  CuraGen Corp.                                                1,209,944(b)
   280,500  Dynacare, Inc.                                               3,050,438(b)
                                                                    --------------
                                                                         4,260,382
                                                                    --------------

            Homebuilding - 0.1%
   157,750  Kaufman & Broad Home Corp.                                   5,314,203
                                                                    --------------

            Housewares & Household Products - 1.1%
   200,000  Colgate Palmolive Co.                                       12,910,000
   203,300  Kimberly-Clark Corp.                                        14,371,277
   290,000  Procter & Gamble Co.                                        22,746,875
                                                                    --------------
                                                                        50,028,152
                                                                    --------------

            Insurance - 3.5%
   309,150  Ace, Ltd.                                                   13,119,553
    70,150  Allmerica Financial Corp.                                    5,085,875
   472,800  Allstate Corp.                                              20,596,350
   175,000  American General Corp.                                      14,262,500
   771,500  American International
            Group, Inc.                                                 76,040,969
     3,000  Berkshire Hathaway, Inc.,
            Class B                                                      7,062,000(b)
   125,000  Chubb Corp.                                                 10,812,500
    90,000  Lincoln National Corp.                                       4,258,125
   116,900  Marsh & McLennan Cos., Inc.                                 13,677,300
                                                                    --------------
                                                                       164,915,172
                                                                    --------------

            Investment Banking & Brokerage - 1.2%
   272,700  Ameritrade Holding Corp.,
            Class A                                                      1,908,900(b)
   224,900  Bear Stearns Cos., Inc.                                     11,399,619
   420,100  E*TRADE Group, Inc.                                          3,098,238(b)
   150,000  Lehman Brothers Holdings, Inc.                              10,143,750
   310,000  Merrill Lynch & Co., Inc.                                   21,138,125
   276,600  Schwab, Charles Corp.                                        7,848,525
                                                                    --------------
                                                                        55,537,157
                                                                    --------------

            Investment Management - 0.8%
   250,000  Standard & Poor's Depositary
            Receipts Trust                                              32,796,875
   151,700  Stilwell Financial, Inc.                                     5,982,669
                                                                    --------------
                                                                        38,779,544
                                                                    --------------

            Leisure Products - 0.2%
   127,200  Harley Davidson, Inc.                                        5,056,200
   434,900  Mattel, Inc.                                                 6,279,956
                                                                    --------------
                                                                        11,336,156
                                                                    --------------

            Lodging & Hotels - 0.4%
   140,000  Carnival Corp., Inc.                                         4,313,750
   667,750  Hilton Hotels Corp.                                          7,011,375
   154,800  Starwood Hotels & Resorts                                    5,456,700
                                                                    --------------
                                                                        16,781,825
                                                                    --------------

            Machinery - Diversified - 0.2%
   666,200  AGCO Corp.                                                   8,077,675
                                                                    --------------

            Manufacturing - 3.1%
   300,000  Honeywell International, Inc.                               14,193,750
   150,000  Illinois Tool Works, Inc.                                    8,934,375
    99,100  Jabil Circuit, Inc.                                          2,514,663
   120,000  Minnesota Mining &
            Manufacturing Co.                                           14,460,000
   100,000  Textron, Inc.                                                4,650,000
 1,270,000  Tyco International, Ltd.                                    70,485,000
   400,000  United Technologies Corp.                                   31,450,000
                                                                    --------------
                                                                       146,687,788
                                                                    --------------

            Metals Mining (c)
   170,000  Freeport McMoRan
            Copper & Gold, Class B                                       1,455,625(b)
                                                                    --------------

            Oil & Gas - 4.6%
   234,100  Apache Corp.                                                16,401,631
   278,000  Baker Hughes, Inc.                                          11,554,375
   100,000  Chevron Corp.                                                8,443,750
   130,850  Devon Energy Corp.                                           7,977,925
   191,850  ENSCO International, Inc.                                    6,534,891
   476,900  Exxon Mobil Corp.                                           41,460,494
   142,000  Kerr McGee Corp.                                             9,505,125
   200,000  Marine Drilling Companies, Inc.                              5,350,000(b)
   150,000  Nabors Industries, Inc.                                      8,872,500(b)
   400,000  Ocean Energy, Inc.                                           6,950,000(b)
   220,000  Royal Dutch Petroleum Co.                                   13,323,750
   256,000  Schlumberger, Ltd.                                          20,464,000
   201,000  Smith International, Inc.                                   14,987,063(b)
   150,000  Texaco, Inc.                                                 9,318,750
   300,000  Tosco Corp.                                                 10,181,250
   220,000  Transocean Sedco Forex, Inc.                                10,120,000
   200,000  Unocal Corp.                                                 7,737,500
   146,600  Weatherford International, Inc.                              6,926,850(b)
                                                                    --------------
                                                                       216,109,854
                                                                    --------------

            Paper & Forest Products - 0.5%
   165,000  Boise Cascade Corp.                                          5,548,125
   220,000  Bowater, Inc.                                               12,402,500
   170,000  Mead Corp.                                                   5,333,750
                                                                    --------------
                                                                        23,284,375
                                                                    --------------

            Personal Care - 0.5%
   350,000  Avon Products, Inc.                                         16,756,250
   153,200  Gillette Co.                                                 5,534,350
                                                                    --------------
                                                                        22,290,600
                                                                    --------------

            Publishing - 0.1%
    93,200  Gannett Co., Inc.                                            5,877,425
                                                                    --------------

            Restaurants - 0.4%
   396,800  McDonald's Corp.                                            13,491,200
   136,700  Wendy's International, Inc.                                  3,588,375
                                                                    --------------
                                                                        17,079,575
                                                                    --------------

            Retail - 5.5%
   329,600  Abercrombie & Fitch Co.,
            Class A                                                      6,592,000(b)
   125,500  Bed, Bath & Beyond, Inc.                                     2,808,063
   193,300  Best Buy Co., Inc.                                           5,714,431(b)
   199,000  BJ's Wholesale Club, Inc.                                    7,636,625(b)
   493,400  Circuit City Stores, Inc.                                    5,674,100
   476,700  Costco Wholesale Corp.                                      19,038,206
   156,950  Family Dollar Stores, Inc.                                   3,364,616
   150,000  Federated Department Stores                                  5,250,000(b)
   550,000  Gap, Inc.                                                   14,025,000
 1,250,000  Home Depot, Inc.                                            57,109,375
   438,000  Kohl's Corp.                                                26,718,000
   450,100  Limited (The), Inc.                                          7,679,831
   230,000  Lowe's Companies                                            10,235,000
   210,200  NIKE, Inc., Class B                                         11,731,788
   526,700  PETsMART, Inc.                                               1,514,263(b)
   600,000  Target Corp.                                                19,350,000
 1,062,200  Wal-Mart Stores, Inc.                                       56,429,375
                                                                    --------------
                                                                       260,870,673
                                                                    --------------

            Retail - Food & Drug - 1.8%
   432,950  CVS Corp.                                                   25,949,941
    27,000  Duane Reade, Inc.                                              825,188(b)
   906,750  Kroger Co.                                                  24,538,922(b)
   500,300  Safeway, Inc.                                               31,268,750(b)
                                                                    --------------
                                                                        82,582,801
                                                                    --------------

            Services - Cyclical - 1.0%
   946,700  Cendant Corp.                                                9,111,988(b)
   344,600  Interpublic Group of Cos., Inc.                             14,667,038
   280,000  Omnicom Group, Inc.                                         23,205,000
                                                                    --------------
                                                                        46,984,026
                                                                    --------------

            Services - Technology - 0.9%
   250,000  Automatic Data Processing, Inc.                             15,828,125
    38,950  Computer Sciences Corp.                                      2,341,869(b)
   200,000  Electronic Data Systems Corp.                               11,550,000
   296,200  Equifax, Inc.                                                8,497,238
   196,700  Ingram Micro, Inc., Class A                                  2,212,875(b)
                                                                    --------------
                                                                        40,430,107
                                                                    --------------

            Telephone & Telecommunications - 3.6%
   159,300  ALLTEL Corp.                                                 9,946,294
   825,000  AT&T Corp.                                                  14,282,813
   220,700  BellSouth Corp.                                              9,034,906
    35,150  Cable & Wireless plc, ADR                                    1,401,606
   242,800  McLeodUSA, Inc.                                              3,429,550
   327,500  MobileMedia Corp., Class A                                         328(b)
   455,000  NEXTEL Communications,
            Inc., Class A                                               11,261,250(b)
   350,000  Qwest Communications
            International, Inc.                                         14,350,000(b)
   452,500  SBC Communications, Inc.                                    21,606,875
   185,100  Sprint Corp. (FON Group)                                     3,759,844
   200,000  Sprint Corp. (PCS Group)                                     4,087,500
   129,900  Telecomunicacoes
            Brasileiras S.A., ADR                                        9,466,463
   555,000  Verizon Communications                                      27,819,375
   396,800  Vodafone Group plc, ADR                                     14,210,400
   115,000  VoiceStream Wireless Corp.                                  11,571,875(b)
 1,049,600  WorldCom, Inc.                                              14,760,000(b)
                                                                    --------------
                                                                       170,989,079
                                                                    --------------

            Textiles - 0.2%
   171,700  Jones Apparel Group, Inc.                                    5,526,594(b)
    93,200  Liz Claiborne                                                3,879,450
                                                                    --------------
                                                                         9,406,044
                                                                    --------------

            Utilities - 1.3%
   280,000  Calpine Corp.                                               12,617,500
   250,000  Dynegy, Inc., Class A                                       14,015,625
   188,500  Edison International                                         2,945,313
   175,000  Enron Corp.                                                 14,546,875
    31,700  Equitable Resources, Inc.                                    2,115,975
   150,000  Kinder Morgan, Inc.                                          7,828,125
   127,300  NiSource, Inc.                                               3,914,475
   185,000  Southern Energy, Inc.                                        5,237,813(b)
                                                                    --------------
                                                                        63,221,701
                                                                    --------------

            Waste Management - 0.1%
   233,300  Waste Management, Inc.                                       6,474,075
                                                                    --------------
            Total Common Stocks
            (cost 4,297,569,415)                                     4,419,085,211
                                                                    --------------


Principal
Amount
------------
            SHORT-TERM
            SECURITIES - 6.2% (a)
            Commercial Paper
$8,700,000  Abbey National North America,
            6.62% Due 1/12/2001                                          8,682,402
 1,900,000  Abbey National North America,
            6.54% Due 1/19/2001                                          1,893,787
 2,100,000  Abbey National North America,
            6.54% Due 1/24/2001                                          2,091,226
21,021,000  AES Hawaii, Inc., 6.55%
            Due 1/12/2001                                               20,978,929
20,000,000  Alcoa, Inc., 6.55% Due 1/5/2001                             19,985,444
 5,700,000  Associates Corp. of
            North America, 6.64%
            Due 1/10/2001                                                5,690,538
 4,200,000  Associates Corp. of North
            America, 6.57%
            Due 1/17/2001                                                4,187,736
 4,510,000  Associates Corp. of North
            America, 6.64%
            Due 1/17/2001                                                4,496,690
10,000,000  Ciesco, LP, 6.54%
            Due 1/25/2001                                                9,956,400
20,000,000  Corporacion Andina de
            Formento, 6.64%
            Due 1/19/2001 (USD)                                         19,933,600
 6,000,000  Corporate Asset Funding Co.,
            6.55% Due 1/10/2001                                          5,990,175
14,800,000  Electronic Data Systems Corp.,
            6.5% Due 1/4/2001                                           14,791,983
 1,118,000  Enterprise Funding Corp.,
            6.64% Due 1/26/2001                                          1,112,845
 1,500,000  General Electric Capital Corp.,
            6.6% Due 1/10/2001                                           1,497,525
 2,500,000  General Electric Capital Corp.,
            6.65% Due 1/10/2001                                          2,495,844
 7,154,000  General Electric Capital Corp.,
            6.65% Due 1/11/2001                                          7,140,785
 2,500,000  General Electric Capital Corp.,
            6.65% Due 1/18/2001                                          2,492,149
 1,250,000  General Motors Acceptance
            Corp., 6.6% Due 1/19/2001                                    1,245,875
 7,000,000  Monsanto Co., 6.5%
            Due 1/31/2001                                                6,962,083
50,000,000  Harvard University, 6.45%
            Due 1/2/2001                                                49,991,042
20,000,000  Sheffield Receivables Corp.,
            6.57% Due 1/22/2001                                         19,923,350
12,000,000  Sheffield Receivables Corp.,
            6.63% Due 1/22/2001                                         11,953,590
14,000,000  Toyota Motor Credit Co., 6.53%
            Due 1/16/2001                                               13,961,908
 6,000,000  Toyota Motor Credit Co., 6.6%
            Due 1/16/2001                                                5,983,500
23,000,000  UBS Finance, Inc., 6.5%
            Due 1/2/2001                                                22,995,847
 2,000,000  UBS Finance, Inc., 6.54%
            Due 1/16/2001                                                1,994,550
 7,700,000  UBS Finance, Inc., 6.54%
            Due 1/18/2001                                                7,676,220
10,000,000  US Bank NA, Minneapolis,
            6.5% Due 1/29/2001                                           9,949,444
 5,400,000  USAA Capital Corp., 6.49%
            Due 1/23/2001                                                5,378,583
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                        291,434,050
                                                                    --------------
            Total Investments
            (cost 4,589,003,465)                                    $4,710,519,261(d)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Growth Portfolio.

(d) At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $4,648,294,294 and the net unrealized appreciation of investments based on that cost was $62,224,967 which is comprised of $635,570,152 aggregate gross unrealized appreciation and $573,345,185 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADS) - American Depository Shares
    (ADR) - American Depository Receipts
    (USD) - Denominated in U. S. Dollars

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
High Yield Portfolio
Portfolio of Investments
December 31, 2000

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CORPORATE BONDS - 78.5% (a)
              Aerospace & Defense - 0.2%
$  4,000,000  Pentacon, Inc., Sr. Subordinated Notes, Series B                              12.25%      4/1/2009 $   2,179,989
                                                                                                                 -------------

              Automotive - 0.3%
   2,500,000  JL French Automotive Casting, Sr. Subordinated Notes, Series B                 11.5%      6/1/2009     1,362,500
   2,950,000  Venture Holdings Trust, Sr. Notes                                               9.5%      7/1/2005     1,209,500
   3,100,000  Venture Holdings Trust, Sr. Subordinated Notes                                 12.0%      6/1/2009       837,000
                                                                                                                 -------------
                                                                                                                     3,409,000
                                                                                                                 -------------

              Banks - 1.7%
   3,550,000  Chevy Chase Savings Bank, Subordinated Debentures                              9.25%     12/1/2005     3,354,750
   8,000,000  GS Escrow Corp., Sr. Notes                                                    7.125%      8/1/2005     7,524,352
   4,800,000  Riggs Capital Trust II, Trust Preferred Securities, Series C                  8.875%     3/15/2027     3,275,160
   5,000,000  Sovereign Bancorp, Inc., Sr. Notes                                             10.5%    11/15/2006     4,950,000
                                                                                                                 -------------
                                                                                                                    19,104,262
                                                                                                                 -------------

              Broadcasting & Media - 13.6%
   5,000,000  Adelphia Communications Corp., Sr. Notes                                     10.875%     10/1/2010     4,850,000
     200,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                 13.0%    12/15/2009       199,250
   2,682,400  AMFM Operating, Inc., Payment-In-Kind Debentures                             12.625%    10/31/2006     2,984,170
   3,600,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                        Zero Coupon     11/1/2002           360(c)
  24,594,230  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                Zero Coupon     5/15/2003       368,913(c)
  13,000,000  Avalon Cable Holdings, Sr. Discount Notes                                Zero Coupon     12/1/2008     8,905,000
   5,850,000  Cable Satisfaction International, Inc., Sr. Notes                             12.75%      3/1/2010     3,129,750
   7,550,000  Callahan Nordrhein-Westfalen, Sr. Discount Notes                         Zero Coupon     7/15/2010     2,963,375
   5,000,000  Callahan Nordrhein-Westfalen, Sr. Notes                                        14.0%     7/15/2010     4,500,000
   5,000,000  Chancellor Media Corp., Sr. Notes                                               8.0%     11/1/2008     5,043,750
   2,100,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                       8.75%     6/15/2007     2,163,000
   3,600,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                      8.125%    12/15/2007     3,636,000
   6,000,000  Charter Communications, Inc., Sr.  Notes                                       10.0%      4/1/2009     5,850,000
     650,000  Classic Cable Inc., Sr. Subordinated Notes                                     10.5%      3/1/2010       295,750
   7,150,000  Classic Cable, Inc., Sr. Subordinated Notes, Series B                         9.375%      8/1/2009     3,253,250
   3,000,000  CSC Holdings, Inc., Sr. Notes                                                 7.875%    12/15/2007     3,022,350
   6,500,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon    12/15/2005     5,850,000
  13,075,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon     2/15/2007     8,825,625
  15,000,000  DIVA Systems Corp., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     6,225,000
   5,000,000  Echostar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     4,937,500
   4,250,000  EchoStar Communications Corp., Convertible Notes                              4.875%      1/1/2007     3,272,500
   4,250,000  EchoStar DBS Corp., Sr. Notes                                                 9.375%      2/1/2009     4,143,750
   3,000,000  Granite Broadcasting Corp., Sr. Subordinated Notes                            8.875%     5/15/2008     1,845,000
   5,250,000  Insight Midwest, LP/Insight Capital, Sr. Notes                                 10.5%     11/1/2010     5,473,125
   6,000,000  NTL, Inc., Convertible Subordinated Notes                                      5.75%    12/15/2009     2,917,500
   6,000,000  Olympus Communications, LP, Sr. Notes                                        10.625%    11/15/2006     5,550,000
   4,200,000  ONO Finance plc, Notes (USD)                                                   13.0%      5/1/2009     3,087,000
   4,000,000  Optel, Inc., Sr. Notes, Series B                                               11.5%      7/1/2008     2,100,000(c)
   8,000,000  Optel, Inc., Sr. Notes, Series B                                               13.0%     2/15/2005     5,000,000(c)
   9,400,000  RCN Corp., Sr. Discount Notes                                            Zero Coupon    10/15/2007     3,337,000
   4,200,000  Rogers Cablesystems, Ltd., Sr. Secured Second Priority Notes                  9.625%      8/1/2002     4,305,000
     886,310  Scott Cable Communications, Inc., Payment-In-Kind Jr.
              Subordinated Notes                                                             16.0%     7/18/2002       252,598
   5,000,000  Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                          9.0%     7/15/2007     4,600,000
   6,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                       11.5%     5/15/2005     2,307,500(c)
   4,200,000  Telewest Communications plc, Sr. Discount Notes (USD)                    Zero Coupon     4/15/2009     1,984,500
   5,600,000  Telewest Communications plc, Sr. Discounted Notes (USD)                  Zero Coupon      2/1/2010     2,548,000
   6,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                Zero Coupon     5/15/2006     4,452,500
   9,000,000  United International Holdings, Inc., Sr. Notes, Series B                 Zero Coupon     2/15/2008     3,735,000
   2,500,000  United Pan-Europe Communications N.V., Sr. Notes, Series B (USD)               11.5%      2/1/2010     1,643,750
   7,850,000  United Pan-Europe Communications N.V., Sr. Discount Notes (USD)          Zero Coupon     11/1/2009     2,433,500
   4,900,000  United Pan-Europe Communications N.V., Sr. Discount Notes (USD)          Zero Coupon      2/1/2010     1,421,000
   5,000,000  XM Satellite Radio, Inc., Sr. Secured Notes                                    14.0%     3/15/2010     2,775,000
   6,000,000  Young Broadcasting, Inc., Sr. Subordinated Notes                              11.75%    11/15/2004     6,075,000
                                                                                                                 -------------
                                                                                                                   152,262,266
                                                                                                                 -------------

              Building Materials - 0.7%
   6,000,000  CEMEX S.A. de C.V., Notes (USD)                                               12.75%     7/15/2006     6,795,000
   3,200,000  Formica Corp., Sr. Subordinated Notes, Series B                              10.875%      3/1/2009     1,216,000
                                                                                                                 -------------
                                                                                                                     8,011,000
                                                                                                                 -------------

              Chemicals - 1.4%
   5,000,000  Hercules, Inc., Sr. Notes                                                    11.125%    11/15/2007     5,025,000
   9,306,000  Huntsman Polymers Corp., Sr. Notes                                            11.75%     12/1/2004     7,026,030
   3,350,000  Sovereign Speciality Chemicals, Sr. Subordinated Notes                       11.875%     3/15/2010     3,232,750
                                                                                                                 -------------
                                                                                                                    15,283,780
                                                                                                                 -------------

              Construction & Engineering - 0.5%
   6,900,000  Morrison Knudsen Corp., Bonds                                                  11.0%      7/1/2010     5,278,500
                                                                                                                 -------------

              Consumer Products - 1.0%
   7,500,000  AMM Holdings, Inc., Sr. Discount Notes                                   Zero Coupon      7/1/2009       421,875
   3,600,000  Holmes Products Corp., Sr. Subordinated Notes, Series D                       9.875%    11/15/2007     1,602,000
   5,500,000  Jostens, Inc., Sr. Subordinated Notes                                         12.75%      5/1/2010     4,977,500
   4,300,000  Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                    12.75%     8/15/2007     3,848,500
                                                                                                                 -------------
                                                                                                                    10,849,875
                                                                                                                 -------------

              Environmental - 0.9%
   6,000,000  Allied Waste North America, Inc., Sr. Subordinated Notes, Series B             10.0%      8/1/2009     5,685,000
   6,000,000  IT Group, Inc., Sr. Subordinated Notes, Series B                              11.25%      4/1/2009     4,710,000
                                                                                                                 -------------
                                                                                                                    10,395,000
                                                                                                                 -------------

              Finance - Consumer - 1.0%
   3,570,000  Altiva Financial Corp., Subordinated Notes                                     12.0%     6/15/2006       714,000(c)
   6,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                            10.875%    11/15/2006     5,670,000
   3,896,000  HomeSide, Inc., Sr. Notes, Series B                                           11.25%     5/15/2003     4,193,070
  10,060,000  United Companies Financial Corp., Subordinated Notes                          8.375%      7/1/2005       150,900(c)
                                                                                                                 -------------
                                                                                                                    10,727,970
                                                                                                                 -------------

              Finance - Structured - 0.4%
   5,000,000  Prime Capital CalQuake & Eurowind, Ltd., Floating Rate Notes                  13.90%      1/7/2004     5,000,000
                                                                                                                  -------------

              Finance - Other - 0.9%
   4,200,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                  11.05%      9/9/2010     3,570,000
   7,500,000  Williams Scotsman, Inc., Sr. Notes                                            9.875%      6/1/2007     5,962,500
                                                                                                                 -------------
                                                                                                                     9,532,500
                                                                                                                 -------------

              Food & Beverage - 1.6%
   8,700,000  Grupo Azucarero Mexico, Sr. Notes (USD)                                        11.5%     1/15/2005       891,750(c)
  13,500,000  Imperial Sugar Co., Sr. Subordinated Notes                                     9.75%    12/15/2007     1,890,000(c)
   9,768,000  New World Pasta Co., Sr. Subordinated Notes                                    9.25%     2/15/2009     4,249,080
   7,050,000  Packaged Ice, Inc., Sr. Notes, Series B                                        9.75%      2/1/2005     5,604,750
   5,000,000  Sun World International, First Mortgage Notes, Series B                       11.25%     4/15/2004     4,675,000
                                                                                                                 -------------
                                                                                                                    17,310,580
                                                                                                                 -------------

              Food & Beverage - Wholesale - 0.9%
   6,400,000  Ameriserve Food Distribution, Inc., Sr. Notes                                 8.875%    10/15/2006       160,000(c)
   4,800,000  Fleming Companies, Inc., Sr. Subordinated Notes, Series B                    10.625%     7/31/2007     3,312,000
   9,000,000  Nash Finch Co., Sr. Subordinated Notes, Series B                                8.5%      5/1/2008     6,885,000
                                                                                                                 -------------
                                                                                                                    10,357,000
                                                                                                                 -------------

              Health Care - Medical Products & Supplies - 0.4%
  20,000,000  Dade International, Inc., Sr. Subordinated Notes, Series B                   11.125%      5/1/2006     4,900,000
                                                                                                                 -------------

              Health Care Management - 2.5%
   9,450,000  Concentra Operating Corp., Sr. Subordinated Notes                              13.0%     8/15/2009     8,197,875
   3,100,000  HCA Healthcare Co. (The), Notes                                                8.75%      9/1/2010     3,278,845
   8,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                    11.25%      7/1/2010     6,175,760
   2,650,000  Integrated Health Services, Inc., Convertible Sr.
              Subordinated Debentures                                                        5.75%      1/1/2001             0(c)
   3,750,000  Integrated Health Services, Inc., Sr. Subordinated Notes, Series A             9.25%     1/15/2008        56,250(c)
   8,950,000  Magellan Health Services, Sr. Subordinated Notes                                9.0%     2/15/2008     6,309,750
   4,000,000  Quorum Health Group, Inc., Sr. Subordinated Notes                              8.75%     11/1/2005     4,050,000
                                                                                                                 -------------
                                                                                                                    28,068,480
                                                                                                                 -------------

              Health Care Services - 2.6%
   3,000,000  Hanger Orthopedic Group, Inc., Sr. Secured Notes                              11.25%     6/15/2009       975,000
   7,600,000  HEALTHSOUTH Corp., Convertible Subordinated Debentures                         3.25%      4/1/2003     6,849,500
   3,100,000  HEALTHSOUTH Corp., Sr. Notes                                                    7.0%     6/15/2008     2,838,617
   9,050,000  HEALTHSOUTH Corp., Sr. Subordinated Notes                                     10.75%     10/1/2008     9,518,066
   7,000,000  MedPartners, Inc., Sr. Notes                                                  7.375%     10/1/2006     6,405,000
   3,100,000  Team Health, Inc., Notes, Series B                                             12.0%     3/15/2009     2,945,000
                                                                                                                 -------------
                                                                                                                    29,531,183
                                                                                                                  -------------

              Homebuilding - 0.7%
   5,400,000  Fortress (The) Group, Inc., Sr. Notes                                         13.75%     5/15/2003     2,214,000
   6,250,000  Hovnanian (K) Enterprises, Inc., Sr. Notes                                     10.5%     10/1/2007     5,812,500
                                                                                                                 -------------
                                                                                                                     8,026,500
                                                                                                                 -------------

              Insurance - 1.1%
   7,000,000  ING Capital Funding Trust III, Trust Preferred Securities (USD)               8.439%    12/31/2049     7,135,856
  12,000,000  SIG Capital Trust I, Bond                                                       9.5%     8/15/2027     1,800,000
   4,000,000  Willis Corroon Corp., Sr. Subordinated Notes                                    9.0%      2/1/2009     3,580,000
                                                                                                                 -------------
                                                                                                                    12,515,856
                                                                                                                 -------------

              Leisure & Entertainment - 0.1%
   5,071,000  AMF Bowling Worldwide, Inc., Sr. Subordinated Discount Notes,
              Series B                                                                 Zero Coupon     3/15/2006       735,295
   8,000,000  Premier Cruise, Ltd., Sr. Notes                                               11.00%     3/15/2008           800(c)
                                                                                                                 -------------
                                                                                                                       736,095
                                                                                                                 -------------

              Lodging & Hotels - 0.4%
   5,300,000  CapStar Hotel Company, Convertible Subordinated Notes
              (Meristar Hospitality Corp.)                                                   4.75%    10/15/2004     4,120,750
                                                                                                                 -------------

              Machinery & Equipment - 1.3%
   6,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B             Zero Coupon      8/1/2009       937,500
   6,900,000  Budget Group, Inc., Sr. Notes                                                 9.125%      4/1/2006     1,897,500
   5,315,000  Motor Coach Industries International, Inc., Sr. Subordinated Notes            11.25%      5/1/2009     1,461,625
   4,800,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                      9.0%      6/1/2002     4,440,000
   5,335,000  Navistar International Corp., Sr. Notes, Series B                               7.0%      2/1/2003     4,561,425
   2,400,000  Navistar International Corp., Sr. Subordinated Notes, Series B                  8.0%      2/1/2008     1,764,000
                                                                                                                 -------------
                                                                                                                    15,062,050
                                                                                                                 -------------

              Metals & Mining - 0.2%
   1,200,000  Altos Hornos de Mexico, Bonds, Series B (USD)                                11.875%     4/30/2004       399,000(c)
   7,000,000  Echo Bay Mines, Bonds                                                    Zero Coupon      4/1/2027     1,785,000
   4,000,000  Republic Technologies International, Inc./RTI Capital, Sr. Notes              13.75%     7/15/2009       420,000
                                                                                                                 -------------

                                                                                                                     2,604,000
                                                                                                                 -------------

              Oil & Gas - 0.5%
   6,250,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                        9.875%     6/15/2007     5,437,500
                                                                                                                 -------------

              Packaging & Containers - 2.8%
   9,455,213  BPC Holding Corp., Sr. Secured Notes, Series B                                 12.5%     6/15/2006     5,153,091
   7,000,000  Crown Cork & Seal Finance plc, Notes                                            7.0%    12/15/2006     3,605,000
   4,000,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                             9.5%      3/1/2007     3,140,000
   6,250,000  Huntsman Packaging Corp., Sr. Subordinated Notes                               13.0%      6/1/2010     3,500,000
  11,000,000  Owens-Illinois, Inc., Sr. Notes                                                7.85%     5/15/2004     6,655,000
   4,870,000  Radnor Holdings Corp., Sr. Notes                                               10.0%     12/1/2003     4,169,938
  12,000,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                    Zero Coupon     3/15/2008     4,860,000
                                                                                                                 -------------
                                                                                                                    31,083,029
                                                                                                                 -------------

              Paper & Forest Products - 0.4%
   3,600,000  APP Finance (II) Mauritius, Ltd., Guaranteed Preferred Securities,
              Series B (USD)                                                                 12.0%     2/15/2004       549,000
   3,000,000  FSW International Finance Co. B.V., Guaranteed
              Secured Notes (USD)                                                           12.50%     11/1/2006       862,500(c)
   1,800,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                       10.0%      7/1/2007       670,500
   3,600,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                                 10.25%     10/1/2002     1,917,000
                                                                                                                 -------------
                                                                                                                     3,999,000
                                                                                                                 -------------

              Publishing - 0.9%
   4,560,000  Dimac Corp., Sr. Subordinated Notes                                            12.5%     10/1/2008        68,400(c)
   5,500,000  MDC Communications Corp., Sr. Subordinated Notes                               10.5%     12/1/2006     5,032,500
   4,500,000  PRIMEDIA, Inc., Sr. Notes                                                     10.25%      6/1/2004     4,522,500
                                                                                                                 -------------
                                                                                                                     9,623,400
                                                                                                                 -------------

              Retail - 1.4%
   3,000,000  County Seat Stores, Inc., Units                                               12.75%     11/1/2004           300(c)
   2,750,000  F & M Distributors, Inc., Sr. Subordinated Notes                               11.5%     4/15/2003        34,375(c)
   3,750,000  Group1 Automotive, Inc., Sr. Subordinated Notes                              10.875%      3/1/2009     3,206,250
   7,000,000  J. Crew Group, Sr. Discount Debentures, Series B                         Zero Coupon    10/15/2008     4,060,000
  11,000,000  Saks, Inc., Subordinated Notes                                                 7.25%     12/1/2004     7,975,000
                                                                                                                 -------------
                                                                                                                    15,275,925
                                                                                                                 -------------

              Retail - Food - 0.4%
   7,850,000  Jitney-Jungle Stores of America, Sr. Notes                                     12.0%      3/1/2006        98,125(c)
  12,000,000  Jitney-Jungle Stores of America, Sr. Subordinated Notes                      10.375%     9/15/2007        75,000(c)
   4,050,692  Smith's Food & Drug Centers, Pass Through Certificates                         8.64%      7/2/2012     4,297,115
                                                                                                                 -------------
                                                                                                                     4,470,240
                                                                                                                 -------------

              Services (d)
   7,500,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      8/1/2002        46,875(c)
   1,875,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      5/1/2002        18,750(c)
                                                                                                                 -------------
                                                                                                                        65,625
                                                                                                                 -------------

              Technology - Hardware - 1.9%
   5,000,000  Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                      12.75%      2/1/2007     4,275,000
   4,062,500  ASAT Finance, LLC, Sr. Notes                                                   12.5%     11/1/2006     3,839,063
   4,300,000  Dictaphone Corp., Sr. Subordinated Notes                                      11.75%      8/1/2005       666,500(c)
   1,800,000  Intersil Corp., Sr. Subordinated Notes                                        13.25%     8/15/2009     2,061,000
   3,400,000  MCMS, Inc., Sr. Subordinated Notes, Series B                                   9.75%      3/1/2008     2,227,000
   4,200,000  MCMS, Inc., Subordinated Notes, Series B (Variable rate)                     11.455%      3/1/2008     2,751,000
   4,800,000  Unisys Corp., Sr. Notes                                                       11.75%    10/15/2004     5,088,000
                                                                                                                 -------------
                                                                                                                    20,907,563
                                                                                                                 -------------

              Telecommunications - Data/Internet - 3.5%
   4,000,000  Advanced Radio Telecom Corp., Sr. Notes                                        14.0%     2/15/2007     1,660,000
   8,500,000  Convergent Communications, Inc., Sr. Notes, Series B                           13.0%      4/1/2008     3,102,500
   7,500,000  Covad Communications Group, Convertible Notes                                   6.0%     9/15/2005     1,575,000
   4,500,000  Covad Communications Group, Inc., Sr. Discount Notes, Series B           Zero Coupon     3/15/2008       562,500
  11,000,000  Cybernet Internet Services International, Sr. Notes                            14.0%      7/1/2009     3,355,000
   4,350,000  Exodus Communications, Inc., Sr. Notes                                       11.625%     7/15/2010     3,893,250
   5,000,000  Exodus Communications, Inc., Sr. Notes                                        11.25%      7/1/2008     4,475,000
  16,500,000  FirstWorld Communications, Inc., Sr. Discount Notes                      Zero Coupon     4/15/2008     1,897,500
   6,500,000  Globix Corp., Sr. Notes                                                        12.5%      2/1/2010     2,437,500
   6,000,000  Metricom, Inc., Sr. Unsecured Notes                                            13.0%     2/15/2010     3,030,000
  12,000,000  NorthPoint Communications Group, Sr. Notes                                   12.875%     2/15/2010       900,000(c)
   3,000,000  PSINet, Inc., Sr. Notes                                                        11.0%      8/1/2009       795,000
  14,000,000  PSINet, Inc., Sr. Notes, Series B                                              10.0%     2/15/2005     3,710,000
   4,800,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B               Zero Coupon     5/15/2008       600,000
   7,800,000  Rhythms NetConnections, Inc., Sr. Notes                                       12.75%     4/15/2009     1,989,000
  22,600,000  Wam!Net, Inc., Sr. Discount Notes, Series B                                   13.25%      3/1/2005     5,311,000
                                                                                                                 -------------
                                                                                                                    39,293,250
                                                                                                                 -------------

              Telecommunications - Wireless - 12.0%
   9,250,000  Alamosa PCS Holdings, Inc., Sr. Discount Notes                           Zero Coupon     2/15/2010     4,347,500
   7,500,000  American Mobile Satellite Corp., Sr. Notes, Series B                          12.25%      4/1/2008     2,812,500
   1,800,000  Arch Communications Group, Inc., Sr. Notes                                    13.75%     4/15/2008       657,000
   4,000,000  @Track Communications, Inc., Sr. Notes, Series B                              13.75%     9/15/2005     1,540,000
   5,400,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                     10.75%    12/15/2008     5,103,000
   4,200,000  Crown Castle International Corp., Sr. Discount Notes                     Zero Coupon     5/15/2011     2,845,500
   3,000,000  Crown Castle International Corp., Sr. Notes                                     9.5%      8/1/2011     2,962,500
   6,250,000  Horizon PCS, Inc., Unit Security                                         Zero Coupon     10/1/2010     2,593,750
   4,700,000  IPCS, Inc., Sr. Discount Notes                                           Zero Coupon     7/15/2010     1,903,500
   4,200,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                                 13.0%     7/15/2005        84,000(c)
   4,850,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                                 14.0%     7/15/2005        97,000(c)
   9,250,000  McCaw International, Ltd., Sr. Discount Notes                            Zero Coupon     4/15/2007     5,873,750
   3,500,000  Metrocall, Inc., Sr. Subordinated Notes                                        9.75%     11/1/2007       717,500
   6,200,000  Metrocall, Inc., Sr. Subordinated Notes                                        11.0%     9/15/2008     1,271,000
   7,200,000  Microcell Telecommunications, Inc., Sr. Discount Notes                   Zero Coupon      6/1/2006     6,912,000
  12,000,000  Millicom International Cellular, Sr. Discount Notes                      Zero Coupon      6/1/2006     9,480,000
   9,000,000  Nextel Communications, Inc., Sr. Notes                                        9.375%    11/15/2009     8,415,000
   5,000,000  Nextel International, Inc., Sr. Serial Notes                                  12.75%      8/1/2010     4,012,500
   2,275,000  Nextel Partners, Inc., Sr. Discount Notes                                Zero Coupon      2/1/2009     1,529,938
   6,700,000  Nextel Partners, Inc., Sr. Notes                                               11.0%     3/15/2010     6,432,000
  12,000,000  Orion Network Systems, Inc., Sr. Discount Notes                          Zero Coupon     1/15/2007     3,180,000
   9,300,000  Orion Network Systems, Inc., Sr. Notes                                        11.25%     1/15/2007     3,859,500
   9,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                         15.0%      2/1/2005     6,345,000
   1,850,000  Price Communications Wireless, Inc., Sr. Subordinated Notes                   11.75%     7/15/2007     1,970,250
   5,600,000  PTC International Finance B.V., Sr. Secured Notes (USD)                  Zero Coupon      7/1/2007     4,102,000
   6,500,000  SpectraSite Holdings, Inc., Sr. Discount Notes                           Zero Coupon     3/15/2010     3,347,500
  10,000,000  SpectraSite Holdings, Inc., Sr. Discount Notes                           Zero Coupon     4/15/2009     5,500,000
   3,000,000  Telecorp PCS, Inc., Sr. Subordinated Notes                                   10.625%     7/15/2010     3,060,000
   7,850,000  Telesystem International Wireless, Inc., Sr. Discount Notes, Series B    Zero Coupon     6/30/2007     3,925,000
   4,000,000  Telesystem International Wireless, Inc., Sr. Discount Notes, Series C    Zero Coupon     11/1/2007     1,640,000
   1,320,324  Teletrac, Inc., Notes                                                           9.0%      1/1/2004       996,845
     158,438  Teletrac, Inc., Payment-In-Kind Notes                                          12.0%     10/1/2004       119,621
   6,000,000  Tritel PCS, Inc., Sr. Subordinated Notes                                 Zero Coupon     5/15/2009     4,140,000
   9,000,000  UbiqueTel Operating Co., Sr. Subordinated Notes                          Zero Coupon     4/15/2010     3,645,000
   9,000,000  UNIFI Communications, Inc., Sr. Notes                                          14.0%      3/1/2004        54,000(c)
   9,300,000  US Unwired, Inc., Sr. Discount Notes, Series B                           Zero Coupon     11/1/2009     4,278,000
   4,900,000  USA Mobile Communications, Inc., Sr. Notes                                     14.0%     11/1/2004     3,356,500
   4,000,000  VIALOG Corp., Sr. Notes, Series B                                             12.75%    11/15/2001     3,740,000
   4,200,000  Voicestream Wireless Corp., Sr. Notes                                        10.375%    11/15/2009     4,520,250
  11,000,000  Weblink Wireless, Inc., Sr. Subordinated Discount Notes                  Zero Coupon      2/1/2008     2,530,000
                                                                                                                 -------------
                                                                                                                   133,899,404
                                                                                                                 -------------

              Telecommunications - Wireline - 13.7%
   4,000,000  360networks, Inc., Sr. Notes                                                   13.0%      5/1/2008     3,220,000
   4,900,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                  12.125%     5/15/2006     3,932,250
   6,850,000  Asia Global Crossing, Sr. Notes                                              13.375%    10/15/2010     5,942,375
   6,000,000  Bayan Telecommunications, Sr. Notes                                            13.5%     7/15/2006     2,010,000(c)
   3,000,000  Birch Telecom, Inc., Sr. Notes                                                 14.0%     6/15/2008     1,815,000
  10,000,000  Call-Net Enterprises, Inc., Sr. Notes                                           8.0%     8/15/2008     3,900,000
   5,000,000  Colo.com, Unit Security                                                      13.875%     3/15/2010     3,175,000
   6,900,000  Completel Europe N.V., Sr. Discount Notes, Series B (USD)                Zero Coupon     2/15/2009     3,070,500
  15,000,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     4,087,500
   7,850,000  Esprit Telecom Group plc, Sr. Notes (USD)                                      11.5%    12/15/2007       117,750(c)
   4,000,000  E. Spire Communications, Inc., Sr. Notes                                      13.75%     7/15/2007     1,660,000(c)
   4,500,000  GST Equipment Funding, Inc., Sr. Secured Notes                                13.25%      5/1/2007     2,452,500(c)
   2,500,000  GST Telecommunications, Inc., Sr. Discount Notes                         Zero Coupon    12/15/2005       884,375(c)
  13,500,000  GT Group Telecom, Inc., Sr. Discount Notes                               Zero Coupon      2/1/2010     4,522,500
   1,800,000  Hyperion Telecommunications, Inc., Sr. Discount Notes, Series B          Zero Coupon     4/15/2003     1,269,000
   3,150,000  Hyperion Telecommunications, Inc., Sr. Notes, Series B                        12.25%      9/1/2004     2,472,750
   3,100,000  IMPSAT Fiber Networks, Inc., Sr. Notes                                        13.75%     2/15/2005     2,053,750
  11,125,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                        Zero Coupon      5/1/2006     1,279,375(c)
   8,600,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B            Zero Coupon      3/1/2009     3,483,000
   3,050,000  Intermedia Communications, Inc., Sr. Notes                                      8.6%      6/1/2008     2,150,250
   4,200,000  Ionica plc, Sr. Notes (USD)                                                    13.5%     8/15/2006       105,000(c)
   5,100,000  Jazztel plc, Sr. Notes (USD)                                                   14.0%      4/1/2009     3,366,000
   7,700,000  Level 3 Communications, Inc., Unsecured Sr. Notes                              11.0%     3/15/2008     6,814,500
  12,000,000  Logix Communications Enterprises, Inc., Sr. Notes                             12.25%     6/15/2008     5,280,000
  13,500,000  Madison River Capital, Sr. Notes                                              13.25%      3/1/2010     8,842,500
   4,000,000  McLeodUSA, Inc., Sr. Notes                                                     12.0%     7/15/2008     4,060,000
   5,000,000  McLeodUSA, Inc., Sr. Notes                                                     11.5%      5/1/2009     5,012,500
   2,400,000  Metromedia Fiber Network, Inc., Sr. Notes                                      10.0%    12/15/2009     2,004,000
   4,200,000  Metromedia Fiber Network, Inc., Sr. Notes, Series B                            10.0%    11/15/2008     3,507,000
     925,000  MPower Communications, Sr. Notes                                               13.0%      4/1/2010       416,250
   5,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                  Zero Coupon     11/1/2007     3,025,000
   2,400,000  NEXTLINK Communications, Inc., Sr. Notes                                      9.625%     10/1/2007     1,932,000
   4,800,000  NEXTLINK Communications, LLC, Sr. Notes                                        12.5%     4/15/2006     4,344,000
  14,500,000  Northeast Optic Network, Inc., Sr. Notes                                      12.75%     8/15/2008     7,032,500
  17,000,000  Pathnet, Inc., Sr. Notes                                                      12.25%     4/15/2008     2,295,000
   7,000,000  PF.Net Communications, Inc., Sr. Notes                                        13.75%     5/15/2010     4,235,000
   8,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                         14.0%     12/1/2007       120,000(c)
   6,000,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.25%     1/15/2009     1,650,000
   6,000,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.75%      8/1/2004     1,650,000
  11,100,000  RSL Communications plc, Sr. Notes                                            12.875%      3/1/2010       721,500
   3,000,000  Startec Global Communications, Inc., Sr. Notes                                 12.0%     5/15/2008     1,811,250
   3,100,000  Telegroup, Inc., Sr. Discount Notes                                            10.5%     11/1/2004       170,500(c)
   9,200,000  Teligent, Inc., Sr. Notes                                                      11.5%     12/1/2007     1,242,000
  10,527,000  USN Communications, Inc., Sr. Discount Notes, Series B                       14.625%     8/15/2004       697,414(c)
   6,000,000  VersaTel Telecom B.V., Sr. Notes (USD)                                        13.25%     5/15/2008     3,750,000
  15,500,000  Viatel, Inc., Sr. Discount Notes                                         Zero Coupon     4/15/2008     2,402,500
  12,000,000  Williams Communications Group, Inc., Sr. Notes                                 11.7%      8/1/2008     9,660,000
  12,113,000  WinStar Communications, Inc., Sr. Discount Notes                         Zero Coupon     4/15/2010     3,452,205
   3,000,000  WinStar Communications, Inc., Sr. Notes                                        12.5%     4/15/2008     2,040,000
   4,141,000  WinStar Communications, Inc., Sr. Notes                                       12.75%     4/15/2010     2,753,765
   2,900,000  Worldwide Fiber, Inc., Sr. Notes                                               12.0%      8/1/2009     2,175,000
   4,000,000  Worldwide Fiber, Inc., Sr. Notes                                               12.5%    12/15/2005     3,280,000
                                                                                                                 -------------
                                                                                                                   153,345,259
                                                                                                                 -------------

              Textiles & Apparel - 0.6%
   4,800,000  Dan River, Inc., Sr. Subordinated Notes                                      10.125%    12/15/2003     3,720,000
   3,600,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B             12.25%      4/1/2006     2,952,000
                                                                                                                 -------------
                                                                                                                     6,672,000
                                                                                                                 -------------

              Transportation - 0.6%
     400,000  Allied Holdings, Inc., Sr. Notes, Series B                                    8.625%     10/1/2007       294,000
   7,500,000  Windsor Petroleum, Notes                                                       7.84%     1/15/2021     6,762,030
                                                                                                                 -------------
                                                                                                                     7,056,030
                                                                                                                 -------------

              Utilities - 5.4%
   6,000,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010     6,165,000
   6,000,000  Azurix Corp., Sr. Notes, Series B                                             10.75%     2/15/2010     5,910,000
   3,000,000  CMS Energy Corp., Sr. Notes                                                     7.5%     1/15/2009     2,755,584
   3,000,000  CMS Energy Corp., Sr. Notes                                                   7.625%    11/15/2004     2,877,633
   2,500,000  CMS Energy Corp., Sr. Notes                                                   9.875%    10/15/2007     2,607,538
   3,000,000  CMS EnergyCorp./Atlantic Methanol Capital Co.,
              Sr. Secured Notes, Series A-1                                                10.875%    12/15/2004     3,015,000
   4,800,000  ESI Tractebel Acquisition Corp., Bonds, Series B                               7.99%    12/30/2011     4,523,376
   3,550,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
              Series A                                                                      11.75%     7/23/2005     3,802,394
   4,450,000  Midland Cogen Venture Fund II, Subordinated Secured Lease
              Obligation Bonds                                                              13.25%     7/23/2006     5,110,536
   4,500,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H                 Zero Coupon      7/1/2010     3,892,541
   8,000,000  Orion Power Holdings, Inc., Sr. Notes                                          12.0%      5/1/2010     8,720,000
  10,000,000  TNP Enterprises, Inc., Sr. Subordinated Notes, Series B                       10.25%      4/1/2010    10,500,000
                                                                                                                 -------------
                                                                                                                    59,879,602
                                                                                                                 -------------
              Total Corporate Bonds (cost $1,316,225,934)                                                          876,274,463
                                                                                                                 -------------

Shares
------------
              PREFERRED STOCKS - 9.8% (a)
              Convertible - 1.1%
       6,875  Adelphia Communications Corp., Convertible Preferred Stock, Series D                                     983,125
       3,000  EchoStar Communications Corp., Convertible Preferred Stock, Series C                                   1,155,000
      11,000  Global Crossing Holdings, Ltd., 6.75% Convertible Preferred Stock                                      1,628,000
      14,700  Global Crossing Holdings, Ltd., 7.0% Convertible Preferred Stock                                       1,817,288
      50,000  Intermedia Communications, Inc., Convertible Preferred Stock                                             493,750(b)
      45,000  Pegasus Communications Corp., Convertible Preferred Stock, Series C                                    2,441,250(b)
      45,500  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                            1,285,375
      83,800  Treev, Inc., Convertible Preferred Stock, Series A                                                       921,800
      60,000  UnitedGlobalCom, Inc., Convertible Preferred Stock (United International Holdings, Inc.)               1,252,500
                                                                                                                 -------------
                                                                                                                    11,978,088
                                                                                                                 -------------

              Non-Convertible - 8.7%
      93,312  Avecia Group plc, Payment-In-Kind Preferred Stock (USD)                                                2,589,408
       5,306  Broadwing Communications, Preferred Stock, Series B                                                    5,146,820
     105,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                        5,473,125
      66,068  Cluett American Corp., Payment-In-Kind Preferred Stock                                                 1,932,489
      65,407  Communications & Power Industries, Inc., Preferred Stock, Series B                                     3,679,144
      76,946  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    8,252,459
      39,488  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    4,195,600
       3,773  Cumulus Media, Inc., Payment-In-Kind Preferred Stock, Series A                                         2,452,450
       4,895  Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock                                    4,191,344
       9,468  Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock                                     8,544,870
      17,997  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                                1,304,783
      36,000  Global Crossing Holdings, Ltd., Preferred Stock                                                        3,177,000
      12,500  Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                                            1,906,250
      17,813  ICG Holdings, Inc., Payment-In-Kind Preferred Stock                                                        1,781(b)
      10,130  Intermedia Communications, Inc., Payment-In-Kind Preferred Stock                                       5,090,325
       1,800  J Crew Group, Preferred Stock                                                                          1,674,000(b)
      24,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Classs A                                3,000(b)
     247,092  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                                92,660(b)
       8,330  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                 7,101,325
      10,274  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                           9,888,725
      42,500  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                 3,192,813
      46,000  PRIMEDIA, Inc., Preferred Stock, Series D                                                              3,783,500
      33,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                              2,582,250
     147,500  River Bank Asset, Inc., Preferred Stock, Series A                                                      2,249,375(b)
       4,333  Sovereign REIT, Non-Cumulative Preferred Stock, Series A                                               3,488,065
       6,456  World Access, Inc., Preferred Stock                                                                      839,280
     162,567  XO Communications, Inc., Payment-In-Kind Preferred Stock                                               4,917,652
                                                                                                                 -------------
                                                                                                                    97,750,493
                                                                                                                 -------------
              Total Preferred Stocks (cost $184,122,037)                                                           109,728,581
                                                                                                                 -------------

              COMMON STOCKS & STOCK WARRANTS - 2.2% (a,b)
       5,000  Aavid Thermal Technologies, Inc., Stock Warrants                                                          50,625
      83,624  Adelphia Business Solutions, Stock Warrants                                                              355,402
       6,000  Airgate PCS, Inc., Stock Warrants                                                                        474,000
   1,771,496  Altiva Financial Corp., Common Stock                                                                       8,857
      55,000  Arch Communications Group, Inc., Common Stock                                                             34,375
     300,000  Arch Communications Group, Inc., Stock Warrants                                                            4,688
       4,600  ASAT Finance, LLC, Stock Warrants                                                                        140,300
       4,000  @Track Communications, Inc., Stock Warrants                                                                5,000
       3,600  Australis Holdings Pty., Ltd., Stock Warrants                                                                 36(e)
       3,000  Birch Telecom, Inc., Stock Warrants                                                                      166,500
       5,850  Cable Satisfaction International, Inc., Stock Warrants                                                    61,425
      18,000  Classic Communications, Inc., Common Stock                                                                90,000
      35,475  Clearnet Communications, Inc., Stock Warrants                                                          1,178,980
       2,310  Communications & Power Industries, Inc., Common Stock                                                    347,655
     345,000  Completel Europe N.V., Common Stock (USD)                                                              1,229,063
      35,505  Convergent Communications Corp., Common Stock                                                             21,081
       3,267  CS Wireless Systems, Inc., Common Stock                                                                      448(e)
      11,000  Cybernet Internet Services International, Stock Warrants                                                  60,500
      45,000  DIVA Systems Corp., Stock Warrants                                                                       365,625
      68,800  DTI Holdings, Inc., Stock Warrants                                                                         8,256
       7,500  FirstWorld Communications, Stock Warrants                                                                 34,688
     101,377  Gaylord Container Corp., Common Stock, Class A                                                           101,377
     127,902  Gaylord Container Corp., Stock Warrants                                                                  143,890
     350,000  Granite Broadcasting Corp., Common Stock                                                                 350,000
      13,500  GT Group Telecom, Inc., Stock Warrants                                                                   594,000
      36,180  Harvard Industries, Inc., Stock Warrants                                                                   2,623
      95,000  ICG Communications, Inc., Common Stock                                                                    11,875
      68,300  ICG (U.S.A.), Inc., Stock Warrants                                                                         8,708
     252,644  ICO Global Communications Holdings, Ltd., Common Stock                                                   970,153
          94  ICO Global Communications Holdings, Ltd., Stock Warrants                                                     113
      63,364  ICO Global Communications Holdings, Ltd., Stock Warrants                                                  15,841
     216,000  Innovative Clinical Solutions, Common Stock                                                              114,750
       2,800  Intersil Corp., Stock Warrants                                                                           998,900
      14,800  Ionica plc, Stock Warrants (USD)                                                                             148
       3,000  Iridium World Communications, Stock Warrants                                                                 405(e)
      25,500  Jazztel plc, Stock Warrants (USD)                                                                        946,688
       5,500  Josten's, Inc., Stock Warrants                                                                           110,688
      80,000  Magellan Health Services, Inc., Common Stock                                                             355,000
      10,900  McCaw International, Ltd., Stock Warrants                                                                268,413
      43,872  McLeodUSA, Inc., Common Stock                                                                            619,692
       6,000  Metricom, Inc., Stock Warrants                                                                             3,750
      65,000  Microcell Telecommunications, Inc., Common Stock                                                       1,235,000
       7,500  Motient Corp., Stock Warrants                                                                            105,938
       4,200  ONO Finance, plc., Cash Rights (USD)                                                                     252,525
      33,250  PageMart Nationwide, Inc., Common Stock                                                                  170,406
      17,000  Pathnet, Inc., Stock Warrants                                                                            172,125
       1,953  Pegasus Communications, Corp., Common Stock                                                               50,290
       7,000  PF.Net Communications, Inc., Stock Warrants                                                               70,875
     319,200  PhoneTel Technologies, Inc., Common Stock                                                                 59,850
       6,250  Pliant Corp., Stock Warrants                                                                              63,281
       8,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                                          1,000
     592,469  Premier Cruise Lines, Common Stock                                                                             0
     112,500  Price Communications Corp., Common Stock                                                               1,891,406
       4,800  Primus Telecommunications Group, Inc., Stock Warrants                                                      5,400
      23,840  Protection One Alarm Monitoring, Stock Warrants                                                          122,180
       4,000  Republic Technologies International, Inc., Stock Warrants                                                     40
       9,000  RSL Communications, Ltd., Stock Warrants                                                                   5,625
       4,200  R&B Falcon Corp., Stock Warrants                                                                       2,052,750
       2,400  SF Holdings Group, Inc., Common Stock, Class C                                                            12,000
       3,000  Startec Global Communications, Inc., Stock Warrants                                                        2,625
     848,787  Teletrac, Inc., Common Stock                                                                             636,590
     312,535  Teletrac, Inc., Stock Warrants                                                                             3,125
      10,222  TREEV, Inc., Common Stock                                                                                 40,249
       6,300  Ubiquitel Operating Co., Stock Warrants                                                                  189,788
       7,400  UIH Australia/Pacific, Inc., Stock Warrants                                                              185,925
      53,004  UnitedGlobalCom, Inc., Common Stock, Class A                                                             722,180
      66,000  USN Communications, Inc., Stock Warrants                                                                   8,910(e)
      55,041  VersaTel Telecom B.V., Common Stock (USD)                                                                474,729
       1,900  Vialog Corp., Stock Warrants                                                                             190,238
      57,000  Wam!Net, Inc., Stock Warrants                                                                            520,125
     120,000  WebLink Wireless, Inc., Common Stock                                                                     412,500
      36,654  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                                  279,487
       6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                   24,657
       6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                   10,340
   1,039,922  Wilshire Financial Services Group, Inc., Common Stock                                                  1,299,903
       4,300  Winsloew Furniture, Inc., Stock Warrants                                                                  43,538
     225,000  WorldCom, Inc., Common Stock                                                                           3,150,000
       5,000  XM Satellite Radio, Inc., Stock Warrants                                                                 175,625
      80,000  ZXC Specialty Chemicals plc, Stock Warrants (USD)                                                         50,000
      80,000  ZXC Specialty Chemicals plc, Stock Warrants (USD)                                                        130,000
                                                                                                                 -------------
              Total Common Stocks (cost $60,369,386)                                                                25,075,743
                                                                                                                 -------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES - 9.5% (a)
              Commercial Paper
$  5,000,000  AES Hawaii, Inc.                                                               6.48%      2/6/2001     4,967,600
   2,940,000  Alcoa, Inc.                                                                     6.5%     1/26/2001     2,926,729
  19,250,000  American General Corp.                                                          6.5%      1/2/2001    19,246,524
   8,200,000  Associates Corp. of North America                                              6.52%      1/2/2001     8,198,515
   1,000,000  Exxon Mobil Australia PTY Ltd.                                                 6.51%     1/16/2001       997,288
   5,000,000  Ford Credit Co.                                                                6.56%      1/4/2001     4,997,267
  30,000,000  GE Capital International Funding, Inc.                                          6.5%      1/2/2001    29,994,583
   2,000,000  General Motors Acceptance Corp.                                                 6.6%      1/9/2001     1,997,067
  18,000,000  McDonald's Corp.                                                               6.52%      1/3/2001    17,993,480
  15,000,000  Prudential Funding Corp.                                                       6.51%     1/25/2001    14,934,900
                                                                                                                --------------
              Total Short-Term Securities (at amortized cost)                                                      106,253,953
                                                                                                                --------------
              Total Investments (cost $1,666,971,310)                                                           $1,117,332,740(f)
                                                                                                                ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the High Yield Portfolio.

(e) Denotes restricted securities. These securities have been valued from the date of acquisition through December 31, 2000, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of December 31, 2000.


                                                                           Aquisition
                     Security                                                 Date        Cost
                    ------------                                         ------------ ------------
Australis Holdings Pty., Ltd., Stock Warrants                              3/27/1997   $         0
CS Wireless Systems, Inc., Common Stock                                   12/11/1996        22,110
Iridium World Communications, Stock Warrants                               7/11/1997        31,941
USN Communications, Inc., Stock Warrants                                   8/13/1997           560

(f) At December 31, 2000, the aggregate cost of securities for federal tax purposes was $1,690,342,451 and the net unrealized depreciation of investments based on that cost was $573,009,711 which is comprised of $26,428,744 aggregate gross unrealized appreciation and $599,438,455 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
Income Portfolio
Portfolio of Investments
December 31, 2000


  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
              CORPORATE BONDS - 33.0% (a)
              Aerospace & Defense - 1.4%
$  6,000,000  Lockheed Martin Corp., Notes                                                    7.7%     6/15/2008 $   6,370,140
   8,000,000  Raytheon Co., Notes                                                            6.75%     8/15/2007     7,952,456
   4,000,000  Raytheon Co., Notes                                                            6.45%     8/15/2002     3,985,804
                                                                                                                 -------------
                                                                                                                    18,308,400
                                                                                                                 -------------

              Airlines - 1.8%
   6,500,000  American Airlines, Inc., Pass Through Certificates,
              Series 1999-1-A2, Class B                                                     7.324%    10/15/2009     6,583,688
   8,919,007  Continental Airlines, Inc., Series 2000-1-A1
              Pass Through Certificates                                                     8.048%     11/1/2020     9,570,674
   6,000,000  Delta Airlines, Inc., Pass Through Certificates, Series 2000-1-A1             7.379%     5/18/2010     6,233,310
   2,000,000  Delta Airlines, Inc., Pass Through Certificates, Series 2000-1-A2              7.57%    11/18/2010     2,112,370
                                                                                                                 -------------
                                                                                                                    24,500,042
                                                                                                                 -------------

              Banks - 3.7%
   8,000,000  Abbey National plc, Subordinated Debentures (USD)                              7.95%    10/26/2029     8,494,960
   9,000,000  Citigroup, Inc., Subordinated Notes                                            7.25%     10/1/2010     9,289,494
   8,246,000  PNC Funding Corp., Subordinated Notes                                           7.5%     11/1/2009     8,541,908
   7,000,000  Royal Bank of Scotland Group, (USD)                                           7.816%    11/30/2049     7,146,475
   9,000,000  UBS Pfd. Funding Trust I., Noncumulative Trust Securities                     8.622%    10/29/2049     9,464,553
   6,000,000  Wells Fargo Capital, Capital Trust Preferred Securities                        7.73%     12/1/2026     5,534,430
                                                                                                                 -------------
                                                                                                                    48,471,820
                                                                                                                 -------------

              Broadcasting & Media - 2.7%
   5,000,000  America Online, Inc., Convertible Bonds                                  Zero Coupon     12/6/2019     2,375,000
   9,000,000  Clear Channel Communications, Sr. Notes                                        7.65%     9/15/2010     9,211,824
   7,500,000  Cox Communications, Inc., Notes                                                7.75%     11/1/2010     7,802,123
   4,000,000  CSC Holdings, Inc., Sr. Notes                                                  7.25%     7/15/2008     3,893,312
   2,500,000  EchoStar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     2,468,750
   1,800,000  Interpublic Group Companies, Inc., Convertible Notes                            1.8%     9/16/2004     2,106,000
   7,000,000  Viacom, Inc., Sr. Notes                                                         7.7%     7/30/2010     7,366,919
                                                                                                                 -------------
                                                                                                                    35,223,928
                                                                                                                 -------------

              Conglomerates - 0.8%
  10,000,000  Tyco International Group S.A., Notes (USD)                                    6.375%     6/15/2005     9,950,210
                                                                                                                 -------------

              Environmental - 0.6%
   5,000,000  Allied Waste, North America, Sr. Subordinated Notes, Series B                  10.0%      8/1/2009     4,737,500
   3,000,000  USA Waste Services, Inc., Sr. Notes                                             7.0%     10/1/2004     2,941,065
                                                                                                                 -------------
                                                                                                                     7,678,565
                                                                                                                 -------------

              Finance - Consumer - 0.4%
   6,000,000  CIT (The) Group, Inc., Notes                                                    5.5%     2/15/2004     5,741,670
                                                                                                                 -------------

              Finance - Structured - 0.5%
   6,500,000  MBNA America Bank N.A., Notes                                                  7.75%     9/15/2005     6,558,897
                                                                                                                 -------------

              Health Care Management - 0.2%
   3,000,000  HCA Healthcare Co., Notes                                                      8.75%      9/1/2010     3,173,076
                                                                                                                 -------------

              Insurance - 6.2%
  12,000,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005    12,406,224
   1,250,000  American International Group, Inc., Convertible Notes                           0.5%     5/15/2007     1,439,063
   7,000,000  AXA Financial, Inc., Sr. Notes                                                 7.75%      8/1/2010     7,461,594
  11,000,000  Equitable Life Assurance Society of the United States,
              Surplus Notes                                                                  6.95%     12/1/2005    11,110,066
  12,000,000  Everest Reinsurance Holdings, Sr. Notes                                         8.5%     3/15/2005    12,738,156
   6,000,000  GE Global Insurance, Notes                                                      7.5%     6/15/2010     6,396,924
   6,000,000  Hartford Financial Services Group, Inc., Notes                                  7.9%     6/15/2010     6,469,368
   7,000,000  ING Capital Funding Trust III, Trust Preferred Securities (USD)               8.439%    12/31/2049     7,135,856
   8,000,000  New York Life Insurance Co., Surplus Notes                                      6.4%    12/15/2003     7,939,392
   9,000,000  Prudential Insurance Co. of America, Capital Notes                            6.875%     4/15/2003     9,064,728
                                                                                                                 -------------
                                                                                                                    82,161,371
                                                                                                                 -------------

              Investment Banking & Brokerage - 0.5%
   7,000,000  Fidelity Investments, Debentures                                               7.49%     6/15/2019     7,037,695
                                                                                                                 -------------

              Oil & Gas - 4.2%
   4,500,000  Alberta Energy Co., Ltd., Notes                                               8.125%     9/15/2030     4,791,119
   4,500,000  Alberta Energy Co., Ltd., Notes                                                7.65%     9/15/2010     4,741,254
  10,000,000  Coastal Corp., Notes                                                           7.75%     6/15/2010    10,562,050
   6,000,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005     6,304,680
   4,000,000  Dynegy, Inc., Sr. Notes                                                        7.45%     7/15/2006     4,099,212
  11,000,000  Kinder Morgan Energy Partners, Bonds                                            7.5%     11/1/2010    11,437,349
   2,750,000  Pemex Finance, Ltd., Notes                                                     8.45%     2/15/2007     2,812,659
   3,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                                   9.14%     8/15/2004     3,698,118
   2,500,000  Pemex Project Funding Master Trust, Medium Term Notes                         9.125%    10/13/2010     2,493,750
   5,000,000  Triton Energy Ltd., Sr. Notes                                                 8.875%     10/1/2007     5,081,250
                                                                                                                 -------------
                                                                                                                    56,021,441
                                                                                                                 -------------

              Retail - 0.4%
   6,000,000  Saks, Inc., Sr. Notes                                                          8.25%    11/15/2008     3,630,000
   4,000,000  Rite Aid Corp., Notes                                                         6.125%    12/15/2008     1,100,000
                                                                                                                 -------------
                                                                                                                     4,730,000
                                                                                                                 -------------

              Retail - Food - 1.0%
  12,000,000  Kroger Company, Sr. Notes                                                      8.05%      2/1/2010    12,926,148
                                                                                                                 -------------

              Services - 0.3%
   4,500,000  ARAMARK Services, Inc., Notes                                                   7.0%     7/15/2006     4,346,060
                                                                                                                 -------------

              Telecommunications - Data/Internet - 0.2%
   3,000,000  Exodus Communications, Inc., Sr. Notes                                       11.625%     7/15/2010     2,685,000
                                                                                                                 -------------

              Telecommunications - Wireline - 2.3%
   2,500,000  360 Networks, Inc., Sr. Notes                                                  13.0%      5/1/2008     2,012,500
   4,500,000  Global Crossing Holdings, Ltd., Notes                                           9.5%    11/15/2009     4,275,000
   5,000,000  NEXTLINK Communications, Inc., Sr. Notes                                       10.5%     12/1/2009     4,025,000
   1,500,000  Primus Telecommunications Group, Inc., Sr. Notes                              12.75%    10/15/2009       412,500
   1,000,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.75%      8/1/2004       275,000
   6,000,000  Qwest Capital Funding, Inc., Unsecured Notes                                   7.75%     8/15/2006     6,140,886
   6,000,000  Qwest Capital Funding, Inc., Unsecured Notes                                    7.9%     8/15/2010     6,165,018
   5,000,000  Verizon Global Funding Corp., Notes                                            7.25%     12/1/2010     5,085,890
   2,500,000  Williams Communications Group, Inc., Sr. Notes                                 11.7%      8/1/2008     2,012,500
                                                                                                                 -------------
                                                                                                                    30,404,294
                                                                                                                 -------------

              Transportation - 0.8%
   5,500,000  CNF Transportation, Inc., Notes                                               8.875%      5/1/2010     5,569,234
   4,882,443  Federal Express Corp., Series 1998-1-A, Class B                                6.72%     1/15/2022     4,786,185
                                                                                                                 -------------
                                                                                                                    10,355,419
                                                                                                                 -------------

              Utilities - 5.0%
   3,500,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010     3,596,250
   2,500,000  AES (The) Corp., Sr. Notes                                                      9.5%      6/1/2009     2,600,000
   5,000,000  AmerenEnergy Generating Co., Sr. Notes                                         7.75%     11/1/2005     5,127,435
   3,000,000  CalEnergy Company, Inc., Sr. Notes                                             6.96%     9/15/2003     3,023,520
   4,000,000  CalEnergy Company, Inc., Sr. Notes                                             7.63%    10/15/2007     4,119,760
   5,500,000  Calpine Corp., Sr. Notes                                                      8.625%     8/15/2010     5,335,248
   7,500,000  Cleveland Electric Illuminate, Sr. Notes, Series D                             7.88%     11/1/2017     7,563,585
   3,500,000  CMS Energy Corp., Sr. Notes                                                   9.875%    10/15/2007     3,650,553
   4,500,000  Commonwealth Edison Co., Notes                                                7.625%     1/15/2007     4,646,939
   6,000,000  East Coast Power, LLC, Sr. Secured Notes, Series B                            7.066%     3/31/2012     5,756,280
   5,000,000  NiSource, Inc., Notes                                                         7.875%    11/15/2010     5,261,670
   7,000,000  NiSource, Inc., Notes                                                         7.625%    11/15/2005     7,283,094
   9,000,000  Xcel Energy, Inc., Sr. Notes                                                    7.0%     12/1/2010     8,940,186
                                                                                                                 -------------
                                                                                                                    66,904,520
                                                                                                                 -------------
              Total Corporate Bonds (cost $434,625,528)                                                            437,178,556
                                                                                                                 -------------

              ASSET-BACKED SECURITIES - 5.8% (a)
  12,000,000  AESOP Funding II, LLC, Rental Car Notes, Series 1997-1,
              Class A-2                                                                       6.4%    10/20/2003    12,070,620
     448,404  Chase Manhattan Grantor Trust, Series 1996-B-A                                 6.61%     9/15/2002       448,765
   6,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                            5.63%     6/25/2009     5,857,950
     800,602  CS First Boston Mortgage Security Corp., Series 1996-2, Class A4               6.62%     9/25/2009       797,099
  10,000,000  Discover Card Master Trust I, Series 1996-3A                                   6.05%     8/18/2008     9,983,174
   5,000,000  Discover Card Master Trust I, Series 1998-7A                                    5.6%     5/15/2006     4,956,362
  12,000,000  Heller Financial Commercial Mortgage Corp., Series 2000-PH1-A2                 7.75%    11/15/2009    12,939,396
   4,500,000  Midwest Generation, LLC, Pass Through Certificates, Series A                    8.3%      7/2/2009     4,060,710
   2,000,000  Midwest Generation, LLC, Pass Through Certificates, Series B                   8.56%      1/2/2016     1,825,297
   9,000,000  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017     9,383,064
  15,000,000  World Financial Network Credit Card Master Trust,
              Series 1996-B, Class A                                                         6.95%     4/15/2006    15,404,475
                                                                                                                 -------------
              Total Asset-Backed Securities (cost $76,661,209)                                                      77,726,912
                                                                                                                 -------------

              FOREIGN GOVERNMENT BONDS - 2.6% (a,b)
   6,000,000  Brazil (Federative Republic), Unsubordinated Global Bonds                      14.5%    10/15/2009     6,639,000
   8,000,000  Ontario (Province of) Canada, Sr. Notes                                         5.5%     10/1/2008     7,739,472
   6,000,000  Philippines (Republic of), Bonds                                              9.875%     1/15/2019     4,830,000
   9,000,000  United Mexican States, Medium Term Notes, Series A                              8.5%      2/1/2006     9,112,500
   6,000,000  United Mexican States, Notes                                                  9.875%      2/1/2010     6,453,000
                                                                                                                 -------------
              Total Total Foreign Government Bonds (cost $34,794,872)                                               34,773,972
                                                                                                                 -------------

              MORTGAGE-BACKED SECURITIES - 20.2% (a)
  65,000,000  Federal Home Loan Mortgage Corp., Participation Certificates                    7.5%      1/1/2030    65,914,030(c)
  80,000,000  Federal National Mortgage Association, Participation Certificates               7.0%      1/1/2014    80,824,960(c)
 100,000,000  Federal National Mortgage Association, Participation Certificates               8.0%      1/1/2030   102,312,500(c)
  18,000,000  Morgan Stanley Dean Witter Capital I Trust, Pass Through
              Certificates, Series 2000-Life-A2                                              7.57%    12/15/2009    19,271,284
                                                                                                                 -------------
              Total Mortgage-Backed Securities (cost $266,366,092)                                                 268,322,774
                                                                                                                 -------------

              U.S. GOVERNMENT AGENCY - 1.0% (a)
   3,000,000  Federal National Mortgage Association, Notes                                   7.25%     1/15/2010     3,261,930
  10,000,000  Federal National Mortgage Association, Notes                                    7.0%     7/15/2005    10,504,930
                                                                                                                 -------------
              Total U.S. Government Agency (cost $13,183,609)                                                       13,766,860
                                                                                                                 -------------

              U.S. GOVERNMENT - 14.8% (a)
 148,751,400  U.S. Treasury Bonds                                                    3.875%-7.625%     2016-2029   168,484,601(e)
  26,650,000  U.S. Treasury Notes                                                        6.0%-6.5%     2009-2010    28,692,309
                                                                                                                 -------------
              Total U.S. Government (cost $188,214,816)                                                            197,176,910
                                                                                                                 -------------

Shares
------------
              COMMON STOCKS (d)
      35,000  Lucent Technologies, Inc., Common Stock (cost 2,157,247)                                                 472,500
                                                                                                                 -------------
              PREFERRED STOCKS - 0.2% (a)
       4,800  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                              710,400
      35,000  MediaOne Group, Inc., Convertible Preferred Stock (Vodafone Airtouch plc, ADR)                         1,246,875
                                                                                                                 -------------
              Total Preferred Stocks (cost $2,720,313)                                                               1,957,275
                                                                                                                 -------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES - 22.4% (a)
              Commercial Paper
$ 30,000,000  American Express Credit Corp.                                                  6.53%    1/16/2001 $   29,918,375
  30,000,000  Exxon Mobil Corp.                                                              6.51%    1/16/2001     29,918,625
  20,000,000  Ford Motor Credit Co.                                                          6.56%     1/4/2001     19,989,067
  14,000,000  Henkel Corp.                                                                    6.5%    1/31/2001     13,924,167
  10,000,000  Henkel Corp.                                                                   6.55%    1/16/2001      9,972,708
  20,000,000  Hewlett-Packard Corp.                                                           6.5%    1/16/2001     19,945,833
  30,300,000  Koch Industries, Inc.                                                          6.45%     1/2/2001     30,294,571
  35,000,000  Merck & Co., Inc.                                                              6.54%    1/16/2001     34,904,625
  30,000,000  Morgan, J.P., & Co., Inc.                                                      6.55%    1/16/2001     29,918,125
  30,000,000  New Center Asset Trust                                                         6.72%     1/2/2001     29,994,400
  16,800,000  Northern Illinois Gas Co.                                                       6.5%     1/2/2001     16,705,967
  10,000,000  River Fuel Trust #1                                                             6.6%    1/16/2001      9,972,500
  20,000,000  Toyota Motor Credit Co.                                                        6.51%    1/16/2001     19,945,750
   3,035,000  Transamerica Finance Corp.                                                     6.67%     1/5/2001      3,032,751
                                                                                                                --------------
              Total Short-Term Securities (at amortized cost)                                                      298,437,464
                                                                                                                --------------
              Total Investments (cost $1,317,161,150)                                                           $1,329,813,223(f)
                                                                                                                ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Income Portfolio.

(e) At December 31, 2000, U.S. Treasury Bonds valued at $1,640,550 were pledged as initial margin deposit to cover open financial futures contracts as follows:



                                                                                               Notional
 Financial Futures             Number of                                        Market         Principal         Unrealized
     Contracts                 Contracts         Expiration      Position       Value            Amount          Gain/(Loss)
-------------------           -----------       ------------    ----------    ---------        ----------         ----------
U.S. Treasury Bond
Futures (10-Year)                250           March 2001          Short    $26,214,844       $25,700,781         $(514,063)
Standard & Poors 500              10           March 2001          Long       3,337,500         3,201,250           136,250
                                                                                                                  ---------
                                                                                                                  $(377,813)
                                                                                                                  =========

(f) At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $1,317,557,468 and the net unrealized appreciation of investments based on that cost was $12,255,755 which is comprised of $26,220,888 aggregate gross unrealized appreciation and $13,965,133 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Money Market Portfolio
Portfolio of Investments
December 31, 2000

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
              BANK NOTES - 1.0% (a)
              Banking - Domestic - 1.0%
   3,000,000  Bank of America NA                                                             6.75%     9/17/2001     3,000,000
                                                                                                                 -------------
              Total Bank Notes                                                                                       3,000,000
                                                                                                                 -------------

              CERTIFICATES OF DEPOSIT - 5.8% (a)
              Banking - Domestic - 1.0%
   3,000,000  Michigan National Bank                                                         6.80%      4/6/2001     3,000,524
                                                                                                                 -------------

              Banking - Foreign - 4.8%
   2,000,000  Canadian Imperial Bank of Commerce                                             6.72%     2/12/2001     1,999,891
   3,000,000  Svenska Handelsbanken NY                                                       6.90%     8/24/2001     2,999,647
   3,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    6.90%     4/30/2001     2,999,814
   3,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    7.23%      5/8/2001     2,999,704
   3,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    7.15%     6/22/2001     2,998,951
                                                                                                                 -------------
                                                                                                                    13,998,007
                                                                                                                 -------------
              Total Certificates of Deposit                                                                         16,998,531
                                                                                                                 -------------

              COMMERCIAL PAPER - 88.7% (a)
              Banking - Domestic - 7.2%
   3,000,000  Morgan J.P. & Co., Inc.                                                        6.46%     3/13/2001     2,962,370
   5,934,000  River Fuel Co., Inc. (Bank of New York, Direct Pay Letter of Credit)           6.69%     1/12/2001     5,921,979
   3,000,000  River Fuel Funding Co., Inc. (Bank of New York, Direct Pay
              Letter of Credit)                                                              6.70%     1/12/2001     2,993,904
   3,000,000  Ventures Business Trust (Guaranteed J.P. Morgan & Co.)                         6.66%     1/22/2001     2,988,538
   3,000,000  Wells Fargo & Co.                                                              6.61%     1/26/2001     2,986,458
   3,000,000  Wells Fargo & Co.                                                              6.60%     2/16/2001     2,975,045
                                                                                                                 -------------
                                                                                                                    20,828,294
                                                                                                                 -------------

              Banking - Foreign - 6.9%
   3,000,000  Abbey National North America (Guaranteed Abbey National plc)                   6.68%     1/12/2001     2,993,932
  10,000,000  Centerior Fuel Corp. (Direct Pay Letter of Credit, Barclays Bank plc)          6.74%     1/12/2001     9,979,528
   2,564,000  Svenska Handelsbank, Inc.                                                      6.51%     2/14/2001     2,543,787
   2,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union Bank
              of Switzerland)                                                                6.50%      1/2/2001     1,999,639
   2,556,000  UBS Finance (Delaware) Inc. (Guaranteed Union Bank
              of Switzerland)                                                                6.66%     1/16/2001     2,548,992
                                                                                                                 -------------
                                                                                                                    20,065,878
                                                                                                                 -------------

              Chemicals - 2.0%
   3,000,000  Monsanto Co.                                                                   6.62%      3/9/2001     2,963,708
   3,000,000  Monsanto Co.                                                                   6.42%     3/16/2001     2,961,027
                                                                                                                 -------------
                                                                                                                     5,924,735
                                                                                                                 -------------

              Consumer Products - 2.1%
   3,000,000  Kimberly-Clark Corp.                                                           6.39%     2/22/2001     2,972,570
   3,000,000  Kimberly-Clark Corp.                                                           6.47%     2/28/2001     2,969,115
                                                                                                                 -------------
                                                                                                                     5,941,685
                                                                                                                 -------------

              Finance - Automotive - 5.6%
   3,800,000  DaimlerChrysler North America Holdings                                         6.64%     1/31/2001     3,779,258
   3,000,000  Ford Motor Credit Co. of Puerto Rico, Inc. (Guaranteed Ford
              Motor Credit Co.)                                                              6.44%     3/12/2001     2,963,017
   2,588,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.62%     1/17/2001     2,580,478
   3,000,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.65%     1/18/2001     2,990,650
   3,000,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.71%     1/31/2001     2,983,700
     800,000  Toyota Motor Credit Corp.                                                      6.36%     2/23/2001       792,580
                                                                                                                 -------------
                                                                                                                    16,089,683
                                                                                                                 -------------

              Finance - Commercial - 7.1%
  10,700,000  CIT Group Holdings, Inc.                                                       6.50%      1/2/2001    10,698,068
   3,000,000  CIT Group Holdings, Inc.                                                       6.64%      2/5/2001     2,981,042
   3,000,000  General Electric Capital Corp.                                                 6.69%     1/25/2001     2,986,960
   1,100,000  General Electric Capital Corp.                                                 6.29%     3/21/2001     1,085,034
   3,000,000  General Electric Capital International Funding, Inc.
              (Guaranteed General Electric Capital Corp.)                                    6.38%     4/11/2001     2,947,917
                                                                                                                 -------------
                                                                                                                    20,699,021
                                                                                                                 -------------

              Finance - Consumer - 6.9%
   3,000,000  American Express Credit Corp.                                                  6.40%     2/20/2001     2,973,625
   3,000,000  American Express Credit Corp.                                                  6.55%      3/5/2001     2,966,190
   1,000,000  American Express Credit Corp.                                                  6.31%      4/6/2001       983,639
  10,000,000  Household Finance Corp.                                                        6.50%     1/02/2001     9,998,194
   3,000,000  Household Finance Corp.                                                        6.65%     1/26/2001     2,986,354
                                                                                                                 -------------
                                                                                                                    19,908,002
                                                                                                                 -------------

              Finance - Other - 4.2%
   2,000,000  Associates Corp. of North America                                              6.65%     1/10/2001     1,996,710
   2,000,000  Associates Corp. of North America                                              6.63%     1/17/2001     1,994,178
   2,400,000  Associates Corp. of North America                                              6.63%     1/19/2001     2,392,140
   3,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
              (Guaranteed Associates Corp. of North America)                                 6.63%      2/9/2001     2,978,810
   3,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
              (Guaranteed Associates Corp. of North America)                                 6.63%     2/15/2001     2,975,513
                                                                                                                 -------------
                                                                                                                    12,337,351
                                                                                                                 -------------

              Finance - Structured - 21.8%
   2,235,000  Ciesco L.P.                                                                    6.70%      1/5/2001     2,233,349
   3,000,000  Corporate Asset Funding Co.                                                    6.69%     1/16/2001     2,991,725
   3,000,000  Corporate Asset Funding Co.                                                    6.63%     2/22/2001     2,971,833
   3,000,000  Corporate Asset Funding Co.                                                    6.64%     2/27/2001     2,969,030
   1,514,000  Corporate Receivables Corp.                                                    6.72%      1/5/2001     1,512,876
   3,000,000  Corporate Receivables Corp.                                                    6.65%     1/11/2001     2,994,525
   3,000,000  CXC, Inc.                                                                      6.64%     1/17/2001     2,991,267
   3,000,000  CXC, Inc.                                                                      6.63%     2/12/2001     2,977,110
   3,000,000  CXC, Inc.                                                                      6.32%     3/28/2001     2,955,423
   1,054,000  Delaware Funding Corp.                                                         6.73%     1/16/2001     1,051,058
   1,000,000  Delaware Funding Corp.                                                         6.68%     1/17/2001       997,053
   3,000,000  Delaware Funding Corp.                                                         6.55%     2/12/2001     2,977,320
   3,000,000  Delaware Funding Corp.                                                         6.51%     2/26/2001     2,969,993
   3,000,000  Edison Asset Securitization, L.L.C.                                            6.63%      2/8/2001     2,979,322
   3,000,000  Edison Asset Securitization, L.L.C.                                            6.63%      2/9/2001     2,978,843
   3,000,000  Edison Asset Securitization, L.L.C.                                            6.64%     2/22/2001     2,971,703
   3,000,000  Edison Asset Securitization, L.L.C.                                            6.41%     3/22/2001     2,957,933
   1,383,000  Preferred Receivables Funding                                                  6.72%      1/3/2001     1,382,487
   2,636,000  Preferred Receivables Funding                                                  6.66%      1/8/2001     2,632,627
   3,000,000  Preferred Receivables Funding                                                  6.68%      1/8/2001     2,996,156
   3,000,000  Preferred Receivables Funding                                                  6.70%     1/12/2001     2,993,923
   1,773,000  Triple-A One Funding Corp.                                                     6.72%      1/4/2001     1,772,012
   1,867,000  Triple-A One Funding Corp.                                                     6.72%      1/4/2001     1,865,961
   3,000,000  Triple-A One Funding Corp.                                                     6.72%      1/5/2001     2,997,770
   2,104,000  Triple-A One Funding Corp.                                                     6.65%     2/26/2001     2,082,595
                                                                                                                 -------------
                                                                                                                    63,203,894
                                                                                                                 -------------

              Food & Beverage - 7.7%
  13,000,000  Cargill Asia Pacific (Guaranteed Cargill, Inc.)                                6.55%      1/2/2001    12,997,635
   1,500,000  Coca-Cola Co.                                                                  6.43%     2/15/2001     1,488,056
   3,000,000  Coca-Cola Co.                                                                  6.59%     2/23/2001     2,971,424
   3,000,000  Coca-Cola Co.                                                                  6.56%     3/16/2001     2,960,287
   2,000,000  Unilever Capital Corp.                                                         6.38%     3/23/2001     1,971,740
                                                                                                                 -------------
                                                                                                                    22,389,142
                                                                                                                 -------------

              Insurance - 8.7%
   5,000,000  AIG Funding, Inc.                                                              6.61%     1/22/2001     4,981,042
   3,000,000  American Family Financial Services (Guaranteed American
              Family Mutual Insurance Co.)                                                   6.62%     4/12/2001     2,946,049
   3,000,000  American Family Financial Services (Guaranteed American
              Family Mutual Insurance Co.)                                                   6.60%     4/20/2001     2,941,685
   3,000,000  USAA Capital Corp.                                                             6.63%     1/31/2001     2,983,750
   2,535,000  USAA Capital Corp.                                                             6.62%      2/2/2001     2,520,331
   3,000,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)                             6.72%      1/5/2001     2,997,777
   3,000,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)                             6.51%     2/22/2001     2,972,137
   3,000,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)                             6.34%     4/12/2001     2,947,648
                                                                                                                 -------------
                                                                                                                    25,290,419
                                                                                                                 -------------

              Leisure & Entertainment - 1.0%
   3,000,000  Disney (Walt) Co.                                                              6.39%     4/20/2001     2,943,229
                                                                                                                 -------------

              Oil & Gas - 2.8%
   3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             6.74%     2/08/2001     2,979,353
   3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             6.69%     3/14/2001     2,961,120
   2,238,000  Mobil Corp.                                                                    6.58%     2/12/2001     2,242,364
                                                                                                                 -------------
                                                                                                                     8,182,837
                                                                                                                 -------------

              Services - 1.6%
   4,500,000  Leland H. Stanford Junior University                                           6.74%     1/31/2001     4,475,550
                                                                                                                 -------------

              Technology - Hardware - 1.0%
   3,000,000  Motorola, Inc.                                                                 6.62%     3/19/2001     2,958,484
                                                                                                                 -------------

              Telecommunications - Wireline - 2.1%
   3,000,000  AT&T Corp.                                                                     6.67%      3/8/2001     3,000,000
   3,000,000  AT&T Corp.                                                                     7.09%     7/13/2001     3,000,000
                                                                                                                 -------------
                                                                                                                     6,000,000
                                                                                                                 -------------
              Total Commercial Paper                                                                               257,238,204
                                                                                                                 -------------

              VARIABLE RATE NOTES - 0.8% (a,b)
              U.S. Municipal - 0.8%
   2,000,000  Illinois Student Assistance Commission (Bank of America, Illinois,
              Direct Pay Letter of Credit)                                                   6.65%      1/2/2001     2,000,000
     300,000  Illinois Student Assistance Commission (Bank of America,
              llinois, Direct Pay Letter of Credit)                                          6.65%      1/2/2001       300,000
                                                                                                                 -------------
              Total Variable Rate Notes                                                                              2,300,000
                                                                                                                 -------------

              MEDIUM TERM NOTES - 1.3% (a)
              Finance - Automotive - 0.3%
   1,000,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.81%     4/09/2001       997,421
                                                                                                                 -------------

              Finance - Commercial - 1.0%
   3,000,000  General Electric Capital Corp.                                                 7.38%     5/23/2001     3,000,000
                                                                                                                 -------------

              Total Medium Term Notes                                                                                3,997,421
                                                                                                                 -------------

              U.S. GOVERNMENT AGENCY - 2.4% (a)
   4,000,000  Federal National Mortgage Association                                          6.60%      5/3/2001     3,914,532
   3,000,000  Federal National Mortgage Association                                          6.93%      8/3/2001     2,999,332
                                                                                                                 -------------
              Total U.S. Government Agency                                                                           6,913,864
                                                                                                                 -------------
              Total Investments (at amortized cost)                                                              $ 290,448,020(c)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments in securities, at value
(cost, $464,178,156)                                           $  483,318,709
Cash                                                                   21,550
Receivable for investment securities sold                           3,780,996
Dividend and interest receivable                                       17,665
                                                               --------------
Total assets                                                      487,138,920
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        29,702,892
Accrued expenses                                                        9,998
                                                               --------------
Total liabilities                                                  29,712,890
                                                               --------------
NET ASSETS                                                     $  457,426,030
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (34,517,863 shares of capital
stock outstanding)                                             $  415,240,751
Undistributed net investment income                                 1,231,094
Accumulated net realized gain from sale
of investments                                                     21,813,632
Unrealized net appreciation of investments                         19,140,553
                                                               --------------
NET ASSETS                                                     $  457,426,030
                                                               ==============
Net asset value and public offering price per share
($457,426,030 divided by 34,517,863 shares of
capital stock outstanding)                                             $13.25
                                                                       ======



Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                $      419,664
Interest income                                                     2,705,369
                                                               --------------
Total income                                                        3,125,033
                                                               --------------
Expenses --
Investment advisory fee                                             1,886,819
                                                               --------------
Net investment income                                               1,238,214
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                       62,610,910
Net change in unrealized appreciation of investments              (94,261,368)
                                                               --------------
Net loss on investments                                           (31,650,458)
                                                               --------------
Net change in net assets resulting
from operations                                                $  (30,412,244)
                                                               ==============




Statement of Changes in Net Assets
Years Ended December 31, 2000 and 1999

                                                                     2000             1999
                                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income (loss)                                   $    1,238,214    $     (320,726)
Net realized gain on investments                                   62,610,910         7,106,355
Net change in unrealized appreciation or depreciation
of investments                                                    (94,261,368)       86,027,696
                                                               --------------    --------------
Net change in net assets resulting from operations                (30,412,244)       92,813,325
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       63,396,376        13,460,359
Cost of shares redeemed                                           (12,463,906)      (41,563,313)
                                                               --------------    --------------
Net change in net assets from capital stock transactions           50,932,470       (28,102,954)
                                                               --------------    --------------
Net increase in net assets                                         20,520,226        64,710,371

NET ASSETS:
Beginning of period                                               436,905,804       372,195,433
                                                               --------------    --------------
End of period (including undistributed net investment
income of $1,231,094 and $0, respectively)                     $  457,426,030    $  436,905,804
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments in securities, at value
(cost, $541,346,485)                                           $  591,686,925
Cash                                                                   53,031
Receivable for investment securities sold                          36,674,214
Dividend and interest receivable                                      132,210
                                                               --------------
Total assets                                                      628,546,380
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        39,924,136
Accrued expenses                                                       12,961
                                                               --------------
Total liabilities                                                  39,937,097
                                                               --------------
NET ASSETS                                                     $  588,609,283
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (33,456,631 shares of capital
stock outstanding)                                             $  497,857,904
Undistributed net investment income                                 2,294,010
Accumulated net realized gain from sale
of investments                                                     38,116,929
Unrealized net appreciation of investments                         50,340,440
                                                               --------------
NET ASSETS                                                     $  588,609,283
                                                               ==============
Net asset value and public offering price per share
($588,609,283 divided by 33,456,631 shares of
capital stock outstanding)                                             $17.59
                                                                       ======




Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                $    1,237,238
Interest income                                                     2,930,077
                                                               --------------
Total income                                                        4,167,315
                                                               --------------
Expenses --
Investment advisory fee                                             1,873,305
                                                               --------------
Net investment income                                               2,294,010
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                       38,813,770
Net change in unrealized appreciation of investments               (6,053,259)
                                                               --------------
Net gain on investments                                            32,760,511
                                                               --------------
Net increase in net assets resulting
from operations                                                $   35,054,521
                                                               ==============




Statement of Changes in Net Assets
Years Ended December 31, 2000 and 1999
                                                                     2000              1999
                                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    2,294,010    $      393,588
Net realized gain on investments                                   38,813,770        30,759,442
Net change in unrealized appreciation or depreciation
of investments                                                     (6,053,259)       46,480,552
                                                               --------------    --------------
Net increase in net assets resulting from operations               35,054,521        77,633,582
                                                               --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                      --          (393,588)
Net realized gain on investments                                  (26,139,698)               --
                                                               --------------    --------------
Total distributions                                               (26,139,698)         (393,588)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                      285,173,764       101,676,490
Reinvested dividend distributions                                  26,139,698           393,588
Cost of shares redeemed                                            (3,289,466)       (3,309,584)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions        308,023,996        98,760,494
                                                               --------------    --------------
Net increase in net assets                                        316,938,819       176,000,488

NET ASSETS:
Beginning of period                                               271,670,464        95,669,976
                                                               --------------    --------------
End of period (including undistributed net investment
income of $2,294,010 and $0, respectively)                     $  588,609,283    $  271,670,464
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments in securities, at value
(cost, $529,793,053)                                           $  558,497,550
Cash (including foreign currency
holdings of $1,912,520)                                             1,961,286
Dividend and interest receivable                                      875,844
Unrealized appreciation of foreign currency
contracts held                                                         28,835
                                                               --------------
Total assets                                                      561,363,515
                                                               --------------
LIABILITIES:
Accrued expenses                                                       26,074
                                                               --------------
NET ASSETS                                                     $  561,337,441
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (40,576,910 shares of capital
stock outstanding)                                             $  491,145,524
Undistributed net investment income                                 1,846,137
Accumulated net realized gain from sale of
investments and foreign currency transactions                      39,635,424
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                 28,710,356
                                                               --------------
NET ASSETS                                                     $  561,337,441
                                                               ==============
Net asset value and public offering price per share
($561,337,441 divided by 40,576,910 shares of
capital stock outstanding)                                             $13.83
                                                                       ======




Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $895,808)             $    5,871,594
Interest income                                                     1,501,051
                                                               --------------
Total income                                                        7,372,645
                                                               --------------
Expenses --
Investment advisory fee                                             4,867,808
                                                               --------------
Net investment income                                               2,504,837
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTSAND FOREIGN CURRENCY:
Net realized gain on investment transactions                       41,352,943
Net realized loss on foreign currency transactions                   (359,032)
                                                               --------------
Net realized gain on investments and foreign
currency transactions                                              40,993,911
                                                               --------------
Net change in unrealized appreciation of investments             (144,466,977)
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                        22,988
                                                               --------------
Net change in unrealized depreciation of investments
and on translation of assets and liabilities in
foreign currencies                                               (144,443,989)
                                                               --------------
Net loss on investments and foreign currency                     (103,450,078)
                                                               --------------
Net change in net assets resulting
from operations                                                $ (100,945,241)
                                                               ==============




Statement of Changes in Net Assets
Years Ended December 31, 2000 and 1999
                                                                    2000              1999
                                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    2,504,837    $    3,710,893
Net realized gain on investments and foreign
currency transactions                                              40,993,911        18,272,156
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                            (144,443,989)      115,182,706
                                                               --------------    --------------
Net change in net assets resulting from operations               (100,945,241)      137,165,755
                                                               --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                      --        (1,914,960)
Net realized gain on investments                                  (14,798,386)               --
                                                               --------------    --------------
Total distributions                                               (14,798,386)       (1,914,960)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                      121,495,074        58,781,646
Reinvested dividend distributions                                  14,798,386         1,914,960
Cost of shares redeemed                                            (9,352,706)      (15,551,417)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions        126,940,754        45,145,189
                                                               --------------    --------------
Net increase in net assets                                         11,197,127       180,395,984

NET ASSETS:
Beginning of period                                               550,140,314       369,744,330
                                                               --------------    --------------
End of period (including undistributed net investment
income of $1,846,137 and $0, respectively)                     $  561,337,441    $  550,140,314
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments in securities, at value
(cost, $4,589,003,465)                                         $4,710,519,261
Cash                                                                   89,782
Receivable for investment securities sold                          29,492,056
Dividend and interest receivable                                    2,515,990
                                                               --------------
Total assets                                                    4,742,617,089
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        46,860,748
Accrued expenses                                                      102,637
                                                               --------------
Total liabilities                                                  46,963,385
                                                               --------------
NET ASSETS                                                     $4,695,653,704
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (195,127,199 shares of capital
stock outstanding)                                             $3,716,199,830
Undistributed net investment income                                 8,893,727
Accumulated net realized gain from sale
of investments                                                    849,044,351
Unrealized net appreciation of investments                        121,515,796
                                                               --------------
NET ASSETS                                                     $4,695,653,704
                                                               ==============
Net asset value and public offering price per share
($4,695,653,704 divided by 195,127,199 shares of
capital stock interest outstanding)                                    $24.06
                                                                       ======





Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                $   26,903,550
Interest income                                                    18,120,543
                                                               --------------
Total income                                                       45,024,093
                                                               --------------
Expenses --
Investment advisory fee                                            20,424,423
                                                               --------------
Net investment income                                              24,599,670
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                      869,110,017
Net realized gain on closed or expired option
contracts written                                                   2,314,462
                                                               --------------
Net realized gain on investments                                  871,424,479
Net change in unrealized appreciation of investments           (1,140,123,777)
                                                               --------------
Net loss on investments                                          (268,699,298)
                                                               --------------
Net change in net assets resulting
from operations                                                $(244,099,628)
                                                               =============




Statement of Changes in Net Assets
Years Ended December 31, 2000 and 1999

                                                                     2000              1999
                                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $   24,599,670    $   17,389,444
Net realized gain on investments                                  871,424,479       824,884,835
Net change in unrealized appreciation or depreciation
of investments                                                 (1,140,123,777)      640,787,120
                                                               --------------    --------------
Net change in net assets resulting from operations               (244,099,628)    1,483,061,399
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                             (15,555,175)      (16,925,590)
Net realized gain on investments                                 (823,110,265)     (341,902,994)
                                                               --------------    --------------
Total distributions                                              (838,665,440)     (358,828,584)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                      232,805,776       237,383,037
Reinvested dividend distributions                                 838,665,440       358,828,584
Cost of shares redeemed                                          (206,341,987)     (127,166,866)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions        865,129,229       469,044,755
                                                               --------------    --------------
Net change in net assets                                         (217,635,839)    1,593,277,570

NET ASSETS:
Beginning of period                                             4,913,289,543     3,320,011,973
                                                               --------------    --------------
End of period (including undistributed net investment
income of $8,893,727 and $0, respectively)                     $4,695,653,704    $4,913,289,543
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments in securities, at value
(cost, $1,666,971,310)                                         $1,117,332,740
Cash                                                                   11,952
Receivable for investment securities sold                             345,680
Interest and dividends receivable                                  33,722,533
                                                               --------------
Total assets                                                    1,151,412,905
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                           200,471
Accrued expenses                                                       25,150
Dividends payable                                                     863,096
                                                               --------------
Total liabilities                                                   1,088,717
                                                               --------------
NET ASSETS                                                     $1,150,324,188
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (179,961,202 shares of capital
stock outstanding)                                             $1,780,634,647
Accumulated net realized loss from sale
of investments                                                    (80,671,889)
Unrealized net depreciation of investments                       (549,638,570)
                                                               --------------
NET ASSETS                                                     $1,150,324,188
                                                               ==============
Net asset value and public offering price per share
($1,150,324,188 divided by 179,961,202 shares of
capital stock outstanding)                                             $ 6.39
                                                                       ======




Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                $  163,130,992
Dividend income                                                    15,809,674
                                                               --------------
Total income                                                      178,940,666
                                                               --------------
Expenses --
Investment advisory fee                                             5,697,161
                                                               --------------
Net investment income                                             173,243,505
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                      (65,526,382)
Net change in unrealized depreciation of investments             (409,484,333)
                                                               --------------
Net loss on investments                                          (475,010,715)
                                                               --------------
Net change in net assets resulting
from operations                                                $ (301,767,210)
                                                               ==============




Statement of Changes in Net Assets
Years Ended December 31, 2000 and 1999

                                                                    2000              1999
                                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $  173,243,505    $  158,571,046
Net realized loss on investment transactions                      (65,526,382)       (5,593,466)
Net change in unrealized appreciation or depreciation
of investments                                                   (409,484,333)       (5,689,722)
                                                               --------------    --------------
Net change in net assets resulting from operations               (301,767,210)      147,287,858
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                            (172,850,036)     (158,571,046)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       40,219,909        51,444,588
Reinvested dividend distributions                                 171,986,940       158,571,046
Cost of shares redeemed                                          (113,001,798)     (100,312,665)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions         99,205,051       109,702,969
                                                               --------------    --------------
Net change in net assets                                         (375,412,195)       98,419,781

NET ASSETS:
Beginning of period                                             1,525,736,383     1,427,316,602
                                                               --------------    --------------
End of period                                                  $1,150,324,188    $1,525,736,383
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
INCOME PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments in securities, at value
(cost, $1,317,161,150)                                         $1,329,813,223
Cash                                                                  307,457
Receivable for investment securities sold                             947,719
Interest and dividends receivable                                  12,715,785
                                                               --------------
Total assets                                                    1,343,784,184
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                       248,285,938
Accrued expenses                                                       23,935
Payable for variation margin on open
futures contracts                                                      84,563
Dividends payable                                                     377,783
                                                               --------------
Total liabilities                                                 248,772,219
                                                               --------------
NET ASSETS                                                     $1,095,011,965
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (112,807,845 shares of capital
stock outstanding)                                             $1,126,457,825
Accumulated net realized loss from sale
of investments                                                    (43,720,120)
Unrealized net appreciation of investments                         12,274,260
                                                               --------------
NET ASSETS                                                     $1,095,011,965
                                                               ==============
Net asset value and public offering price per share
($1,095,011,965 divided by 112,807,845 shares
of capital stock outstanding)                                          $ 9.71
                                                                       ======




Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                $   75,386,763
Dividend income                                                       419,272
                                                               --------------
Total income                                                       75,806,035
                                                               --------------
Expenses --
Investment advisory fee                                             4,195,293
                                                               --------------
Net investment income                                              71,610,742
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                      (15,238,473)
Net realized gain on closed or expired option
contracts written                                                     270,184
Net realized loss on closed futures contracts                         (76,940)
                                                               --------------
Net realized loss on investments                                  (15,045,229)
Net change in unrealized appreciation of investments               47,753,954
                                                               --------------
Net gain on investments                                            32,708,725
                                                               --------------
Net increase in net assets resulting
from operations                                                $  104,319,467
                                                               ==============




Statement of Changes in Net Assets
Years Ended December 31, 2000 and 1999

                                                                    2000              1999
                                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $   71,610,742    $   65,995,338
Net realized loss on investment transactions                      (15,045,229)      (23,584,100)
Net change in unrealized appreciation or depreciation
of investments                                                     47,753,954       (64,784,927)
                                                               --------------     --------------
Net change in net assets resulting from operations                104,319,467       (22,373,689)
                                                               --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                             (71,610,742)      (65,979,140)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       30,137,846        78,018,164
Reinvested dividend distributions                                  71,232,960        65,979,140
Cost of shares redeemed                                          (105,072,128)      (63,960,526)
                                                               --------------    --------------
Net change in net assets from capital stock transactions           (3,701,322)       80,036,778
                                                               --------------    --------------
Net change in net assets                                           29,007,403        (8,316,051)

NET ASSETS:
Beginning of period                                             1,066,004,562     1,074,320,613
                                                               --------------    --------------
End of period                                                  $1,095,011,965    $1,066,004,562
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments in securities, at amortized cost
and value                                                      $  290,448,020
Cash                                                                   37,875
Interest receivable                                                 1,286,450
                                                               --------------
Total assets                                                      291,772,345
                                                               --------------
LIABILITIES:
Dividends payable                                                      99,924
Accrued expenses                                                        6,375
                                                               --------------
Total liabilities                                                     106,299
                                                               --------------
NET ASSETS                                                     $  291,666,046
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (291,666,046 shares of capital
stock outstanding)                                             $  291,666,046
                                                               ==============
Net asset value and public offering price per share
($291,666,046 divided by 291,666,046 shares of
capital stock outstanding)                                             $ 1.00
                                                                       ======




Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                $   17,559,111
                                                               --------------
Expenses --
Investment advisory fee                                             1,092,413
                                                               --------------
Net investment income                                          $   16,466,698
                                                               ==============




Statement of Changes in Net Assets
Years Ended December 31, 2000 and 1999
                                                                    2000              1999
                                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $   16,466,698    $   11,631,462
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                             (16,466,698)      (11,631,462)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                      105,809,265       159,600,774
Reinvested dividend distributions                                  16,366,775        11,631,462
Cost of shares redeemed                                          (125,392,921)      (70,158,014)
                                                               --------------    --------------
Net change in net assets from capital stock transactions           (3,216,881)      101,074,222
                                                               --------------    --------------
Net change in net assets                                           (3,216,881)      101,074,222

NET ASSETS:
Beginning of period                                               294,882,927       193,808,705
                                                               --------------    --------------
End of period                                                  $  291,666,046    $  294,882,927
                                                               --------------    --------------

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Financial Highlights
For a share outstanding throughout each period (a)


                                                                                                         For the period from
                                                                                                          January 18, 1996
                                                                                                         (effective date) to
OPPORTUNITY GROWTH PORTFOLIO                        2000           1999           1998           1997     December 31, 1996
                                                -----------    -----------    -----------    -----------    --------------
Net asset value, beginning of period                 $14.10         $11.06         $11.55         $11.50            $10.00
                                                -----------    -----------    -----------    -----------    --------------
Income From Investment Operations --
Net investment income (loss)                           0.04          (0.01)          0.03           0.06              0.02
Net realized and unrealized gain
(loss) on investments (b)                             (0.89)          3.05          (0.37)          0.05              1.90
                                                -----------    -----------    -----------    -----------    --------------
Total from investment operations                      (0.85)          3.04          (0.34)          0.11              1.92
                                                -----------    -----------    -----------    -----------    --------------
Less Distributions --
Dividends from net investment income                     --             --          (0.03)         (0.06)            (0.02)
Distributions from net realized
gain on investments                                      --             --          (0.12)   -----------             (0.40)
                                                -----------    -----------    -----------    -----------    --------------
Total distributions                                      --             --          (0.15)         (0.06)            (0.42)
                                                -----------    -----------    -----------    -----------    --------------
Net asset value, end of period                       $13.25         $14.10         $11.06         $11.55            $11.50
                                                ===========    ===========    ===========    ===========    ==============
Total investment return at net asset value (c)       (6.05%)        27.55%         (2.99%)         0.93%            19.17%
Net assets, end of period ($ millions)               $457.4         $436.9         $372.2         $391.5            $246.6
Ratio of expenses to average net assets               0.40%          0.40%          0.40%          0.40%             0.40%(d)
Ratio of net investment income (loss) to
average net assets                                    0.26%         (0.09%)         0.30%          0.65%             0.27%(d)
Portfolio turnover rate                                147%            60%           134%           147%              155%



                                                                                                For the period from
                                                                                                 January 30, 1998
                                                                                                (effective date) to
MID CAP GROWTH PORTFOLIO                                            2000              1999        December 31, 1998
                                                               --------------    --------------    --------------
Net asset value, beginning of period                                   $16.62            $11.13            $10.00
                                                               --------------    --------------    --------------
Income From Investment Operations --
Net investment income                                                    0.07              0.02              0.04
Net realized and unrealized gain
(loss) on investments (b)                                                2.24              5.49              1.13
                                                               --------------    --------------    --------------
Total from investment operations                                         2.31              5.51              1.17
                                                               --------------    --------------    --------------
Less Distributions --
Dividends from net investment income                                       --             (0.02)            (0.04)
Distributions from net realized
gain on investments                                                     (1.34)               --                --
                                                               --------------    --------------    --------------
Total distributions                                                     (1.34)            (0.02)            (0.04)
                                                               --------------    --------------    --------------
Net asset value, end of period                                         $17.59            $16.62            $11.13
                                                               ==============    ==============    ==============
Total investment return at net asset value (c)                         13.37%            49.64%            11.62%
Net assets, end of period ($ millions)                                 $588.6            $271.7             $95.7
Ratio of expenses to average net assets                                 0.40%             0.40%             0.40%(d)
Ratio of net investment income to average net assets                    0.49%             0.26%             0.64%(d)
Portfolio turnover rate                                                  117%              148%              125%

See accompanying notes to the Financial Highlights.




                                                                                                            For the period from
                                                                                                             January 18, 1996
                                                                                                            (effective date) to
WORLD GROWTH PORTFOLIO                                 2000           1999           1998          1997      December 31, 1996
                                                  -------------  -------------  -------------  ------------    --------------
Net asset value, beginning of period                     $16.93         $12.67         $11.12        $10.95            $10.00
                                                  -------------  -------------  -------------  ------------    --------------
Income From Investment Operations --
Net investment income                                      0.06           0.11           0.12          0.10              0.08
Net realized and unrealized gain
(loss) on investments (b)                                 (2.73)          4.21           1.74          0.21              0.96
                                                  -------------  -------------  -------------  ------------    --------------
Total from investment operations                          (2.67)          4.32           1.86          0.31              1.04
                                                  -------------  -------------  -------------  ------------    --------------
Less Distributions --
Dividends from net investment income                         --          (0.06)         (0.21)        (0.13)            (0.09)
Distributions from net realized
gain on investments                                       (0.43)            --          (0.10)        (0.01)               --
                                                  -------------  -------------  -------------  ------------    --------------
Total distributions                                       (0.43)         (0.06)         (0.31)        (0.14)            (0.09)
                                                  -------------  -------------  -------------  ------------    --------------
Net asset value, end of period                           $13.83         $16.93         $12.67        $11.12             10.95
                                                  =============  =============  =============  ============    ==============
Total investment return at net asset value (c)          (16.12%)        34.13%         16.75%         2.81%            10.41%
Net assets, end of period ($ millions)                   $561.3         $550.1         $369.7        $287.2            $174.1
Ratio of expenses to average net assets                   0.85%          0.85%          0.85%         0.85%             0.85%(d)
Ratio of net investment income to
average net assets                                        0.44%          0.89%          1.04%         1.08%             1.34%(d)
Portfolio turnover rate                                     38%            23%            19%           19%                9%



GROWTH PORTFOLIO                                       2000           1999           1998          1997              1996
                                                  -------------  -------------  -------------  ------------    --------------
Net asset value, beginning of period                     $30.24         $23.51         $21.58        $19.32            $18.27
                                                  -------------  -------------  -------------  ------------    --------------
Income From Investment Operations --
Net investment income                                      0.13           0.11           0.19          0.21              0.24
Net realized and unrealized gain
(loss) on investments (b)                                 (1.18)          9.14           5.28          4.97              3.43
                                                  -------------  -------------  -------------  ------------    --------------
Total from investment operations                          (1.05)          9.25           5.47          5.18              3.67
                                                  -------------  -------------  -------------  ------------    --------------
Less Distributions --
Dividends from net investment income                      (0.08)         (0.11)         (0.19)        (0.21)            (0.24)
Distributions from net realized
gain on investments                                       (5.05)         (2.41)         (3.35)        (2.71)            (2.38)
                                                  -------------  -------------  -------------  ------------    --------------
Total distributions                                       (5.13)         (2.52)         (3.54)        (2.92)            (2.62)
                                                  -------------  -------------  -------------  ------------    --------------
Net asset value, end of period                           $24.06         $30.24         $23.51        $21.58            $19.32
                                                  =============  =============  =============  ============    ==============
Total investment return at  net asset value (c)          (4.95%)        43.61%         28.38%        30.18%            22.44%
Net assets, end of period ($ millions)                 $4,695.7       $4,913.3       $3,320.0      $2,426.1          $1,658.6
Ratio of expenses to average net assets                   0.40%          0.40%          0.40%         0.40%             0.40%
Ratio of net investment income to
average net assets                                        0.48%          0.45%          0.94%         1.11%             1.41%
Portfolio turnover rate                                    108%           124%           152%          193%              223%

See accompanying notes to the Financial Highlights.




HIGH YIELD PORTFOLIO                                   2000           1999           1998            1997             1996
                                                  -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                      $9.09          $9.16          $10.44          $10.06           $9.94
                                                  -------------  -------------   -------------   -------------   -------------
Income From Investment Operations --
Net investment income                                      0.99           0.99            0.99            0.98            0.98
Net realized and unrealized gain
(loss) on investments (b)                                 (2.70)         (0.07)          (1.12)           0.37            0.12
                                                  -------------  -------------   -------------   -------------   -------------
Total from investment operations                          (1.71)          0.92           (0.13)           1.35            1.10
                                                  -------------  -------------   -------------   -------------   -------------
Less Distributions --
Dividends from net investment income                      (0.99)         (0.99)          (1.00)          (0.97)          (0.98)
Distributions from net realized
gain on investments                                          --             --           (0.15)             --              --
                                                  -------------  -------------   -------------   -------------   -------------
Total distributions                                       (0.99)         (0.99)          (1.15)          (0.97)          (0.98)
                                                  -------------  -------------   -------------   -------------   -------------
Net asset value, end of period                            $6.39          $9.09           $9.16          $10.44          $10.06
                                                  =============  =============   =============   =============   =============
Total investment return at net asset value (c)          (20.56%)        10.52%          (1.50%)         14.10%          11.55%
Net assets, end of period ($ millions)                 $1,150.3       $1,525.7        $1,427.3        $1,344.6        $1,026.7
Ratio of expenses to average net assets                   0.40%          0.40%           0.40%           0.40%           0.40%
Ratio of net investment income to
average net assets                                       12.16%         10.71%          10.04%           9.58%           9.83%
Portfolio turnover rate                                     62%            59%             71%            105%            107%

INCOME PORTFOLIO                                       2000           1999           1998            1997             1996
                                                  -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                      $9.41         $10.21           $9.92           $9.75          $10.08
                                                  -------------  -------------   -------------   -------------   -------------
Income From Investment Operations --
Net investment income                                      0.64           0.59            0.61            0.65            0.63
Net realized and unrealized gain
(loss) on investments (b)                                  0.30          (0.80)           0.29            0.17           (0.33)
                                                  -------------  -------------   -------------   -------------   -------------
Total from investment operations                           0.94          (0.21)           0.90            0.82            0.30
                                                  -------------  -------------   -------------   -------------   -------------
Less Distributions --
Dividends from net investment income                      (0.64)         (0.59)          (0.61)          (0.65)          (0.63)
                                                  -------------  -------------   -------------   -------------   -------------
Net asset value, end of period                            $9.71          $9.41          $10.21           $9.92           $9.75
                                                  =============  =============   =============   =============   =============
Total investment return at net asset value (c)           10.36%         (2.01%)          9.37%           8.75%           3.21%
Net assets, end of period ($ millions)                 $1,095.0       $1,066.0        $1,074.3          $880.4          $801.2
Ratio of expenses to average net assets                   0.40%          0.40%           0.40%           0.40%           0.40%
Ratio of net investment income to
average net assets                                        6.83%          6.09%           6.06%           6.68%           6.54%
Portfolio turnover rate                                    136%            91%             86%            117%            150%

See accompanying notes to the Financial Highlights.




MONEY MARKET PORTFOLIO                                 2000           1999           1998           1997           1996
                                                  -------------  -------------  -------------  -------------  -------------
Net asset value, beginning of period                      $1.00          $1.00          $1.00          $1.00          $1.00
                                                  -------------  -------------  -------------  -------------  -------------
Net investment income from investment operations           0.06           0.05           0.05           0.05           0.05
Less: Dividends from net investment income                (0.06)         (0.05)         (0.05)         (0.05)         (0.05)
                                                  -------------  -------------  -------------  -------------  -------------
Net asset value, end of period                            $1.00          $1.00          $1.00          $1.00          $1.00
                                                  =============  =============  =============  =============  =============
Total return (c)                                          6.21%          4.94%          5.32%          5.43%          5.20%
Net assets, end of period ($ millions)                   $291.7         $294.9         $193.8         $121.2         $103.9
Ratio of expenses to average net assets                   0.40%          0.40%          0.40%          0.40%          0.40%
Ratio of net investment income to
average net assets                                        6.03%          4.86%          5.16%          5.27%          5.07%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.


LB SERIES FUND, INC.
Notes to Financial Statements
December 31, 2000

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into seven separate series (the "Portfolio(s)"), each with its own investment objective and policies. The seven Portfolios of the Fund are: Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood
(LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually after the close of the Fund's fiscal year for the Opportunity Growth, Mid Cap Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended December 31, 2000, accumulated net realized gain or loss from the sale of investments was increased by $7,120, $658,700, $150,768 and $393,469, respectively, for the Opportunity Growth, World Growth, Growth and High Yield Portfolios; undistributed net investment income was increased (decreased) by ($7,120), ($658,700), ($150,768) and ($393,469), respectively, for the
Opportunity Growth, World Growth, Growth, and High Yield Portfolios. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Options, Financial Futures and Forward Foreign
Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $1,767,969 from such fees for the year ended December 31, 2000.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood pays T. Rowe Price International an annual sub-advisory fee for the performance of sub-advisory services for the World Growth Portfolio. The fee payable is equal to 0.45% of the Portfolio's average daily net assets. The total amount paid by Lutheran Brotherhood to T. Rowe Price International under the investment sub-advisory contract for the year ended December 31, 2000 was $2,563,271.

Effective February 29, 2000, Lutheran Brotherhood terminated the sub-advisory contract for the Opportunity Growth Portfolio with T. Rowe Price Associates. On March 1, 2000, Lutheran Brotherhood assumed the daily investment management of the Portfolio. Prior to March 1, 2000, Lutheran Brotherhood paid T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the Opportunity Growth Portfolio. The fee payable was equal to 0.30% of that Portfolio's average daily net assets. The total dollar amount paid by Lutheran Brotherhood to T. Rowe Price Associates under the investment sub-advisory contract for the Opportunity Growth Portfolio during the period from January 1, 2000 to February 29, 2000 was $221,076.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the year ended December 31, 2000, distributions from net realized capital gains of $26,139,698, $14,798,386 and $823,110,265, were paid by the Mid Cap Growth, World Growth and Growth Portfolios, respectively. These distributions related to net capital gains realized during the year ended December 31, 1999.

(5) CAPITAL LOSS CARRYOVER

During the year ended December 31, 2000, the Opportunity Growth
Portfolio utilized $34,700,279 of its capital loss carryover against net realized capital gains.

At December 31, 2000, the High Yield and Income Portfolios had accumulated net realized capital loss carryovers expiring as follows:

             High Yield     Income
Year         Portfolio     Portfolio
------     ------------  ------------
2002                 --  $  1,019,053
2004                 --     3,667,020
2006       $  4,536,501            --
2007            597,597    13,947,561
2008         14,056,110    22,712,597
           ------------  ------------
Total      $ 19,190,208  $ 41,346,231
           ============  ============

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $942,178, $442,322, $1,688,778,
$60,157,039, $61,481,680, and $2,373,888 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of December 31, 2000 for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                  In thousands
Portfolio                   Purchases         Sales
------------------       ------------  ------------
Opportunity Growth         $  672,832   $   635,549
Mid Cap Growth                782,241       495,846
World Growth                  324,814       207,344
Growth                      5,162,010     5,161,159
High Yield                    826,507       829,482
Income                        942,194     1,061,559



Purchases and sales of U.S. Government securities were:

                                  In thousands
Portfolio                   Purchases         Sales
------------------       ------------  ------------
Growth                       $ 28,732      $ 35,728
Income                        394,780       342,602

Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $9,799 at December 31, 2000, which represented 0.001% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2000 were as follows:

                                               Growth Portfolio            Income Portfolio
                                         --------------------------  --------------------------
                                           Number of     Premium       Number of      Premium
                                           Contracts      Amount       Contracts       Amount
                                         ------------  ------------  ------------  ------------
Balance at December 31, 1999             $         --  $         --  $         --  $         --
Opened                                         20,458     8,658,903           850       386,088
Closed                                        (15,823)   (6,998,732)         (250)     (102,823)
Expired                                        (2,424)     (711,064)         (450)     (221,572)
Exercised                                      (2,211)     (949,107)         (150)      (61,693)
                                         ------------  ------------  ------------  ------------
Balance at December 31, 2000             $         --  $         --  $         --  $         --
                                         ============  ============  ============  ============


(7) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:

                                            Shares          Par
Portfolio                                 Authorized       Value
------------                             ------------  ------------
Opportunity Growth                        200,000,000        $ 0.01
Mid Cap Growth                            200,000,000        $ 0.01
World Growth                              200,000,000        $ 0.01
Growth                                    400,000,000        $ 0.01
High Yield                                200,000,000        $ 0.01
Income                                    400,000,000        $ 0.01
Money Market                              400,000,000        $ 0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.

Transactions in capital stock were as follows:


                                Opportunity     Mid Cap         World                      High                       Money
                                  Growth        Growth         Growth        Growth       Yield         Income        Market
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Shares outstanding at
December 31, 1998                33,659,283     8,596,982    29,187,004   141,237,909   155,872,541   105,218,103   193,808,705
Shares sold                       1,198,337     7,988,054     4,355,082     9,781,523     5,592,802     7,874,282   159,600,774
Shares issued on
reinvestment of dividends
and distributions                        --        23,675       113,096    16,555,123    17,339,992     6,772,530    11,631,462
Shares redeemed                  (3,880,443)     (267,033)   (1,164,423)   (5,096,129)  (10,989,785)   (6,625,594)  (70,158,014)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------

Shares outstanding at
December 31, 1999                30,977,177    16,341,678    32,490,759   162,478,426   167,815,550   113,239,321   294,882,927
Shares sold                       4,423,442    15,933,143     7,805,885     8,640,910     4,852,844     3,187,731   105,809,265
Shares issued on
reinvestment of dividends
and distributions                        --     1,367,430       907,149    31,707,625    21,210,853     7,552,398    16,366,775
Shares redeemed                    (882,756)     (185,620)     (626,883)   (7,699,762)  (13,918,045)  (11,171,605) (125,392,921)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Shares outstanding at
December 31, 2000                34,517,863    33,456,631    40,576,910   195,127,199   179,961,202   112,807,845   291,666,046
                               ============  ============  ============  ============  ============  ============  ============


(8) LINE OF CREDIT

The Fund, along with the Lutheran Brotherhood Family of Funds, are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Portfolios may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the year ended December 31, 2000.

LB SERIES FUND, INC.

OPPORTUNITY GROWTH PORTFOLIO
MID CAP GROWTH PORTFOLIO
WORLD GROWTH PORTFOLIO
GROWTH PORTFOLIO
HIGH YIELD PORTFOLIO
INCOME PORTFOLIO
MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland, Chairman
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

James R. Olson                            Brenda J. Pederson
President                                 Vice President

Wade M. Voigt                             Richard B. Ruckdashel
Treasurer                                 Vice President

John C. Bjork                             Rand E. Mattsson
Secretary                                 Assistant Treasurer

Randall L. Boushek                        Marlene J. Nogle
Vice President                            Assistant Secretary

Frederick P. Johnson
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.



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